UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2016

Item 1. Report to Stockholders.

Calvert VP S&P 500 Index Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Notes to Financial Statements
32	Financial Highlights
33	Special Meeting of Shareholders
33	Proxy Voting
33	Availability of Quarterly Portfolio Holdings
34	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
37	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
There was no shortage of news-making events in 2016. The year began with a sharp decline in U.S. equities as concern over China’s economic growth and plunging crude oil prices sent the market into a 10% sell-off. After crude oil found a bottom near $26 per barrel, so did U.S. stocks as they rebounded sharply to erase the early losses. The surprise result of the British referendum to leave the European Union in June sent U.S. stocks down 5% over a two-day period only to once again reverse course and move higher. In November, Donald Trump was elected the next President of the United States to the surprise of many including the financial markets. Conventional wisdom held that the result would be a negative for U.S. stocks, however after an initial overnight sell-off on election night, stocks roared higher into the end of the year. In December, the Federal Reserve increased its short-term target interest rate by 0.25%, marking the second increase in the past year. As this increase was widely expected, the markets took it as a non-event and were largely unchanged for the remainder of the year.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2016, Calvert VP S&P 500 Index Portfolio returned 11.58% compared with 11.96% for the Standard & Poor’s 500 Index (“the Index”). The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Index performed in line with the broad equity market as energy and financials led the way. Health care was the only economic sector within the Index with negative returns for the year.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio CRM and an investment sub-advisory agreement between CRM and Ameritas Investment Partners, Inc., for providing investment sub-advisory services to the Portfolio.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	19.9%
Financials	14.2%
Health Care	13.0%
Consumer Discretionary	11.5%
Industrials	9.8%
Consumer Staples	9.0%
Energy	7.2%
Utilities	3.0%
Real Estate	2.8%
Materials	2.7%
Telecommunication Services	2.5%
Exchange-Traded Funds	2.4%
Short-Term Investments	2.0%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	3.1%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.9%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc., Class B	1.5%
JPMorgan Chase & Co.	1.5%
Amazon.com, Inc.	1.5%
General Electric Co.	1.4%
Facebook, Inc., Class A	1.3%
AT&T, Inc.	1.3%
Total	17.5%

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 1

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. It is not possible to invest in an index.

CALVERT VP S&P 500 INDEX PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Calvert VP S&P 500 Index Portfolio	11.58%	14.21%	6.58%
S&P 500 Index	11.96%	14.66%	6.95%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratio from the current prospectus for the Portfolio is 0.41%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16

Actual	0.40%	$1,000.00	$1,076.10	$2.09
Hypothetical (5% return per year before expenses)	0.40%	$1,000.00	$1,023.13	$2.03

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P 500 Index Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP S&P 500 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 95.6%

Aerospace & Defense - 2.1%
Arconic, Inc.	10,482	194,336
Boeing Co. (The)	13,680	2,129,702
General Dynamics Corp.	6,860	1,184,448
L3 Technologies, Inc.	1,846	280,795
Lockheed Martin Corp.	6,035	1,508,388
Northrop Grumman Corp.	4,201	977,069
Raytheon Co.	7,055	1,001,810
Rockwell Collins, Inc.	3,106	288,113
Textron, Inc.	6,442	312,823
TransDigm Group, Inc.	1,197	298,005
United Technologies Corp.	18,251	2,000,675
		10,176,164

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	3,411	249,890
Expeditors International of Washington, Inc.	4,328	229,211
FedEx Corp.	5,840	1,087,408
United Parcel Service, Inc., Class B	16,527	1,894,655
		3,461,164

Airlines - 0.6%
Alaska Air Group, Inc.	2,942	261,044
American Airlines Group, Inc.	12,349	576,575
Delta Air Lines, Inc.	17,551	863,334
Southwest Airlines Co.	14,828	739,027
United Continental Holdings, Inc. *	7,014	511,180
		2,951,160

Auto Components - 0.2%
BorgWarner, Inc.	4,815	189,904
Delphi Automotive plc	6,522	439,257
Goodyear Tire & Rubber Co. (The)	6,274	193,678
		822,839

Automobiles - 0.5%
Ford Motor Co.	93,297	1,131,693
General Motors Co.	33,061	1,151,845
Harley-Davidson, Inc.	4,274	249,345
		2,532,883

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.

Banks - 6.4%
Bank of America Corp.	240,844	5,322,652
BB&T Corp.	19,472	915,574
Citigroup, Inc.	67,921	4,036,545
Citizens Financial Group, Inc.	12,419	442,489
Comerica, Inc.	4,157	283,133
Fifth Third Bancorp	18,322	494,144
Huntington Bancshares, Inc.	25,952	343,085
JPMorgan Chase & Co.	85,510	7,378,658
KeyCorp	25,872	472,682
M&T Bank Corp.	3,748	586,300
People's United Financial, Inc.	7,434	143,922
PNC Financial Services Group, Inc. (The)	11,595	1,356,151
Regions Financial Corp.	30,009	430,929
SunTrust Banks, Inc.	11,698	641,635
US Bancorp	38,080	1,956,170
Wells Fargo & Co.	107,732	5,937,111
Zions Bancorporation	4,903	211,025
		30,952,205

Beverages - 2.0%
Brown-Forman Corp., Class B (a)	4,360	195,851
Coca-Cola Co. (The)	92,516	3,835,713
Constellation Brands, Inc., Class A	4,235	649,268
Dr Pepper Snapple Group, Inc.	4,432	401,849
Molson Coors Brewing Co., Class B	4,403	428,456
Monster Beverage Corp. *	9,693	429,788
PepsiCo, Inc.	34,182	3,576,463
		9,517,388

Biotechnology - 2.6%
AbbVie, Inc.	38,934	2,438,047
Alexion Pharmaceuticals, Inc. *	5,361	655,918
Amgen, Inc.	17,731	2,592,450
Biogen, Inc. *	5,186	1,470,646
Celgene Corp. *	18,531	2,144,963
Gilead Sciences, Inc.	31,551	2,259,367
Regeneron Pharmaceuticals, Inc. *	1,804	662,230
Vertex Pharmaceuticals, Inc. *	5,923	436,348
		12,659,969

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Building Products - 0.3%
Allegion plc	2,292	146,688
Fortune Brands Home & Security, Inc.	3,679	196,679
Johnson Controls International plc	22,567	929,535
Masco Corp.	7,894	249,608
		1,522,510

Capital Markets - 2.7%
Affiliated Managers Group, Inc. *	1,287	187,001
Ameriprise Financial, Inc.	3,860	428,228
Bank of New York Mellon Corp. (The)	25,201	1,194,023
BlackRock, Inc.	2,916	1,109,655
Charles Schwab Corp. (The)	28,783	1,136,065
CME Group, Inc.	8,101	934,450
E*Trade Financial Corp. *	6,543	226,715
Franklin Resources, Inc.	8,402	332,551
Goldman Sachs Group, Inc. (The)	8,814	2,110,512
Intercontinental Exchange, Inc.	14,240	803,421
Invesco Ltd.	9,800	297,332
Moody's Corp.	4,000	377,080
Morgan Stanley	34,370	1,452,133
Nasdaq, Inc.	2,729	183,170
Northern Trust Corp.	5,092	453,443
S&P Global, Inc.	6,175	664,060
State Street Corp.	8,764	681,138
T. Rowe Price Group, Inc.	5,942	447,195
		13,018,172

Chemicals - 2.0%
Air Products & Chemicals, Inc.	5,177	744,556
Albemarle Corp.	2,687	231,297
CF Industries Holdings, Inc.	5,573	175,438
Dow Chemical Co. (The)	26,940	1,541,507
E. I. du Pont de Nemours & Co.	20,903	1,534,280
Eastman Chemical Co.	3,531	265,566
Ecolab, Inc.	6,274	735,438
FMC Corp.	3,199	180,935
International Flavors & Fragrances, Inc.	1,902	224,113
LyondellBasell Industries NV, Class A	7,965	683,238
Monsanto Co.	10,461	1,100,602
Mosaic Co. (The)	8,372	245,551
PPG Industries, Inc.	6,367	603,337
Praxair, Inc.	6,819	799,119
Sherwin-Williams Co. (The)	1,918	515,443
		9,580,420

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Commercial Services & Supplies - 0.3%
Cintas Corp.	2,042	235,974
Pitney Bowes, Inc.	3,738	56,780
Republic Services, Inc.	5,573	317,940
Stericycle, Inc. *	2,033	156,622
Waste Management, Inc.	9,728	689,812
		1,457,128

Communications Equipment - 1.0%
Cisco Systems, Inc.	119,641	3,615,551
F5 Networks, Inc. *	1,582	228,947
Harris Corp.	2,969	304,233
Juniper Networks, Inc.	9,155	258,720
Motorola Solutions, Inc.	3,986	330,400
		4,737,851

Construction & Engineering - 0.1%
Fluor Corp.	3,329	174,839
Jacobs Engineering Group, Inc. *	2,903	165,471
Quanta Services, Inc. *	3,611	125,843
		466,153

Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,516	335,840
Vulcan Materials Co.	3,181	398,102
		733,942

Consumer Finance - 0.8%
American Express Co.	18,324	1,357,442
Capital One Financial Corp.	11,495	1,002,823
Discover Financial Services	9,400	677,646
Navient Corp.	7,579	124,523
Synchrony Financial	18,940	686,954
		3,849,388

Containers & Packaging - 0.3%
Avery Dennison Corp.	2,124	149,147
Ball Corp.	4,165	312,667
International Paper Co.	9,830	521,580
Sealed Air Corp.	4,702	213,189
WestRock Co.	6,012	305,229
		1,501,812

Distributors - 0.1%
Genuine Parts Co.	3,560	340,123
LKQ Corp. *	7,342	225,032
		565,155

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Diversified Consumer Services - 0.0%
H&R Block, Inc.	5,238	120,422

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B *	45,363	7,393,262
Leucadia National Corp.	7,754	180,280
		7,573,542

Diversified Telecommunication Services - 2.5%
AT&T, Inc.	146,365	6,224,903
CenturyLink, Inc.	13,052	310,377
Frontier Communications Corp. (a)	28,045	94,792
Level 3 Communications, Inc. *	6,962	392,378
Verizon Communications, Inc.	97,163	5,186,561
		12,209,011

Electric Utilities - 1.9%
Alliant Energy Corp.	5,435	205,932
American Electric Power Co., Inc.	11,755	740,095
Duke Energy Corp.	16,470	1,278,401
Edison International	7,789	560,730
Entergy Corp.	4,279	314,378
Eversource Energy	7,583	418,809
Exelon Corp.	22,063	783,016
FirstEnergy Corp.	10,165	314,810
NextEra Energy, Inc.	11,166	1,333,890
PG&E Corp.	11,918	724,257
Pinnacle West Capital Corp.	2,657	207,326
PPL Corp.	16,211	551,984
Southern Co. (The)	23,398	1,150,948
Xcel Energy, Inc.	12,144	494,261
		9,078,837

Electrical Equipment - 0.5%
Acuity Brands, Inc.	1,049	242,172
AMETEK, Inc.	5,556	270,022
Eaton Corp. plc	10,870	729,268
Emerson Electric Co.	15,385	857,714
Rockwell Automation, Inc.	3,093	415,699
		2,514,875

Electronic Equipment & Instruments - 0.4%
Amphenol Corp., Class A	7,380	495,936
Corning, Inc.	22,889	555,516
FLIR Systems, Inc.	3,282	118,776
TE Connectivity Ltd.	8,500	588,880
		1,759,108

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.

Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	10,230	664,643
FMC Technologies, Inc. *	5,395	191,684
Halliburton Co.	20,587	1,113,551
Helmerich & Payne, Inc. (a)	2,583	199,924
National Oilwell Varco, Inc.	9,029	338,046
Schlumberger Ltd.	33,248	2,791,170
Transocean Ltd. *(a)	9,278	136,758
		5,435,776

Equity Real Estate Investment Trusts (REITs) - 2.7%
American Tower Corp.	10,173	1,075,083
Apartment Investment & Management Co., Class A	3,744	170,165
AvalonBay Communities, Inc.	3,282	581,406
Boston Properties, Inc.	3,674	462,116
Crown Castle International Corp.	8,640	749,693
Digital Realty Trust, Inc.	3,811	374,469
Equinix, Inc.	1,699	607,240
Equity Residential	8,739	562,442
Essex Property Trust, Inc.	1,565	363,862
Extra Space Storage, Inc.	3,007	232,261
Federal Realty Investment Trust	1,695	240,876
General Growth Properties, Inc.	13,960	348,721
HCP, Inc.	11,178	332,210
Host Hotels & Resorts, Inc.	17,751	334,429
Iron Mountain, Inc.	5,853	190,105
Kimco Realty Corp.	10,042	252,657
Macerich Co. (The)	2,884	204,303
Mid-America Apartment Communities, Inc.	2,700	264,384
Prologis, Inc.	12,598	665,048
Public Storage	3,565	796,777
Realty Income Corp.	6,181	355,284
Simon Property Group, Inc.	7,512	1,334,657
SL Green Realty Corp.	2,398	257,905
UDR, Inc.	6,384	232,888
Ventas, Inc.	8,400	525,168
Vornado Realty Trust	4,108	428,752
Welltower, Inc.	8,556	572,653
Weyerhaeuser Co.	17,900	538,611
		13,054,165

Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	10,473	1,676,832
CVS Health Corp.	25,491	2,011,495
Kroger Co. (The)	22,689	782,997
Safeway Casa Ley CVR *(b)	4,297	472

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Safeway PDC LLC CVR *(b)	4,297	301
Sysco Corp.	12,210	676,068
Wal-Mart Stores, Inc.	35,891	2,480,786
Walgreens Boots Alliance, Inc.	20,441	1,691,697
Whole Foods Market, Inc.	7,621	234,422
		9,555,070

Food Products - 1.5%
Archer-Daniels-Midland Co.	13,908	634,900
Campbell Soup Co.	4,648	281,065
Conagra Brands, Inc.	9,964	394,076
General Mills, Inc.	14,274	881,705
Hershey Co. (The)	3,355	347,008
Hormel Foods Corp.	6,460	224,873
J. M. Smucker Co. (The)	2,783	356,391
Kellogg Co.	6,029	444,398
Kraft Heinz Co. (The)	14,244	1,243,786
McCormick & Co., Inc.	2,750	256,657
Mead Johnson Nutrition Co.	4,414	312,335
Mondelez International, Inc., Class A	36,810	1,631,787
Tyson Foods, Inc., Class A	7,111	438,606
		7,447,587

Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	35,144	1,349,881
Baxter International, Inc.	11,702	518,867
Becton Dickinson and Co.	5,090	842,650
Boston Scientific Corp. *	32,532	703,667
C.R. Bard, Inc.	1,756	394,503
Cooper Cos., Inc. (The)	1,165	203,793
Danaher Corp.	14,529	1,130,937
DENTSPLY SIRONA, Inc.	5,570	321,556
Edwards Lifesciences Corp. *	5,089	476,839
Hologic, Inc. *	6,632	266,076
Intuitive Surgical, Inc. *	920	583,436
Medtronic plc	32,725	2,331,002
St. Jude Medical, Inc.	6,813	546,335
Stryker Corp.	7,427	889,829
Varian Medical Systems, Inc. *	2,232	200,389
Zimmer Holdings, Inc.	4,781	493,399
		11,253,159

Health Care Providers & Services - 2.5%
Aetna, Inc.	8,386	1,039,948
AmerisourceBergen Corp.	3,987	311,744
Anthem, Inc.	6,291	904,457
Cardinal Health, Inc.	7,616	548,123

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Centene Corp. *	4,081	230,617
Cigna Corp.	6,134	818,214
DaVita, Inc. *	3,957	254,039
Envision Healthcare Corp. *	2,800	177,212
Express Scripts Holding Co. *	14,697	1,011,007
HCA Holdings, Inc. *	7,062	522,729
Henry Schein, Inc. *	1,955	296,593
Humana, Inc.	3,563	726,959
Laboratory Corporation of America Holdings *	2,445	313,889
McKesson Corp.	5,397	758,009
Patterson Cos., Inc.	1,992	81,732
Quest Diagnostics, Inc.	3,323	305,384
UnitedHealth Group, Inc.	22,769	3,643,951
Universal Health Services, Inc., Class B	2,154	229,142
		12,173,749

Health Care Technology - 0.1%
Cerner Corp. *	7,185	340,353

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	9,994	520,288
Chipotle Mexican Grill, Inc. *(a)	696	262,615
Darden Restaurants, Inc.	3,018	219,469
Marriott International, Inc., Class A	7,646	632,171
McDonald's Corp.	19,793	2,409,204
Royal Caribbean Cruises Ltd.	4,014	329,308
Starbucks Corp.	34,688	1,925,878
Wyndham Worldwide Corp.	2,626	200,548
Wynn Resorts Ltd.	1,898	164,196
Yum! Brands, Inc.	8,355	529,122
		7,192,799

Household Durables - 0.4%
D.R. Horton, Inc.	8,099	221,346
Garmin Ltd.	2,754	133,541
Harman International Industries, Inc.	1,668	185,415
Leggett & Platt, Inc.	3,195	156,172
Lennar Corp., Class A	4,491	192,799
Mohawk Industries, Inc. *	1,506	300,718
Newell Brands, Inc.	11,528	514,725
PulteGroup, Inc.	7,393	135,883
Whirlpool Corp.	1,803	327,731
		2,168,330

Household Products - 1.7%
Church & Dwight Co., Inc.	6,158	272,122
Clorox Co. (The)	3,095	371,462

12 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Colgate-Palmolive Co.	21,313	1,394,723
Kimberly-Clark Corp.	8,598	981,204
Procter & Gamble Co. (The)	63,804	5,364,640
		8,384,151

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	15,757	183,096
NRG Energy, Inc.	6,546	80,254
		263,350

Industrial Conglomerates - 2.4%
3M Co.	14,335	2,559,801
General Electric Co.	210,845	6,662,702
Honeywell International, Inc.	18,190	2,107,311
Roper Technologies, Inc.	2,422	443,420
		11,773,234

Insurance - 2.7%
Aflac, Inc.	9,792	681,523
Allstate Corp. (The)	8,880	658,186
American International Group, Inc.	23,257	1,518,915
Aon plc	6,349	708,104
Arthur J. Gallagher & Co.	4,232	219,895
Assurant, Inc.	1,439	133,625
Chubb Ltd.	11,119	1,469,042
Cincinnati Financial Corp.	3,580	271,185
Hartford Financial Services Group, Inc. (The)	9,227	439,667
Lincoln National Corp.	5,565	368,793
Loews Corp.	6,608	309,453
Marsh & McLennan Cos., Inc.	12,389	837,372
MetLife, Inc.	26,271	1,415,744
Principal Financial Group, Inc.	6,394	369,957
Progressive Corp. (The)	13,912	493,876
Prudential Financial, Inc.	10,249	1,066,511
Torchmark Corp.	2,662	196,349
Travelers Cos., Inc. (The)	6,770	828,783
Unum Group	5,609	246,403
Willis Towers Watson plc	3,102	379,313
XL Group Ltd.	6,573	244,910
		12,857,606

Internet & Direct Marketing Retail - 2.2%
Amazon.com, Inc. *	9,407	7,054,027
Expedia, Inc.	2,880	326,246
Netflix, Inc. *	10,250	1,268,950

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Priceline Group, Inc. (The) *	1,176	1,724,087
TripAdvisor, Inc. *	2,731	126,637
		10,499,947

Internet Software & Services - 4.1%
Akamai Technologies, Inc. *	4,177	278,522
Alphabet, Inc.:
Class A *	7,074	5,605,791
Class C *	7,090	5,472,204
eBay, Inc. *	25,102	745,278
Facebook, Inc., Class A *	55,931	6,434,862
VeriSign, Inc. *(a)	2,220	168,876
Yahoo!, Inc. *	20,934	809,518
		19,515,051

IT Services - 3.5%
Accenture plc, Class A	14,884	1,743,363
Alliance Data Systems Corp.	1,399	319,672
Automatic Data Processing, Inc.	10,753	1,105,193
Cognizant Technology Solutions Corp., Class A *	14,511	813,051
CSRA, Inc.	3,481	110,835
Fidelity National Information Services, Inc.	7,837	592,791
Fiserv, Inc. *	5,255	558,501
Global Payments, Inc.	3,672	254,874
International Business Machines Corp.	20,623	3,423,212
MasterCard, Inc., Class A	22,686	2,342,330
Paychex, Inc.	7,671	467,010
PayPal Holdings, Inc. *	26,835	1,059,177
Teradata Corp. *	2,854	77,543
Total System Services, Inc.	3,955	193,914
Visa, Inc., Class A	44,512	3,472,826
Western Union Co. (The)	11,660	253,255
Xerox Corp.	20,349	177,647
		16,965,194

Leisure Products - 0.1%
Hasbro, Inc.	2,698	209,877
Mattel, Inc.	8,143	224,340
		434,217

Life Sciences - Tools & Services - 0.6%
Agilent Technologies, Inc.	7,783	354,594
Illumina, Inc. *	3,504	448,652
Mettler-Toledo International, Inc. *	633	264,948

14 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
PerkinElmer, Inc.	2,615	136,372
Thermo Fisher Scientific, Inc.	9,425	1,329,868
Waters Corp. *	1,926	258,835
		2,793,269

Machinery - 1.4%
Caterpillar, Inc.	13,967	1,295,299
Cummins, Inc.	3,710	507,046
Deere & Co. (a)	6,915	712,522
Dover Corp.	3,711	278,065
Flowserve Corp.	3,117	149,772
Fortive Corp.	7,188	385,492
Illinois Tool Works, Inc.	7,637	935,227
Ingersoll-Rand plc	6,169	462,922
PACCAR, Inc.	8,380	535,482
Parker-Hannifin Corp.	3,201	448,140
Pentair plc	3,983	223,327
Snap-on, Inc.	1,388	237,723
Stanley Black & Decker, Inc.	3,596	412,425
Xylem, Inc.	4,283	212,094
		6,795,536

Media - 2.9%
CBS Corp., Class B	9,342	594,338
Charter Communications, Inc., Class A *	5,181	1,491,713
Comcast Corp., Class A	56,806	3,922,454
Discovery Communications, Inc.:
Class A *	3,607	98,868
Class C *	5,360	143,541
Interpublic Group of Cos., Inc. (The)	9,580	224,268
News Corp.:
Class A	9,097	104,252
Class B	2,023	23,871
Omnicom Group, Inc.	5,656	481,382
Scripps Networks Interactive, Inc., Class A	2,275	162,367
TEGNA, Inc.	5,124	109,602
Time Warner, Inc.	18,379	1,774,125
Twenty-First Century Fox, Inc.:
Class A	25,438	713,282
Class B	11,645	317,326
Viacom, Inc., Class B	8,301	291,365
Walt Disney Co. (The)	34,896	3,636,861
		14,089,615

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Metals & Mining - 0.3%
Freeport-McMoRan, Inc. *	29,215	385,346
Newmont Mining Corp.	12,685	432,178
Nucor Corp.	7,611	453,007
		1,270,531

Multi-Utilities - 1.0%
Ameren Corp.	5,800	304,268
CenterPoint Energy, Inc.	10,296	253,694
CMS Energy Corp.	6,670	277,605
Consolidated Edison, Inc.	7,277	536,169
Dominion Resources, Inc.	14,960	1,145,787
DTE Energy Co.	4,289	422,509
NiSource, Inc.	7,702	170,522
Public Service Enterprise Group, Inc.	12,095	530,729
SCANA Corp.	3,416	250,325
Sempra Energy	5,972	601,022
WEC Energy Group, Inc.	7,545	442,514
		4,935,144

Multiline Retail - 0.5%
Dollar General Corp.	6,197	459,012
Dollar Tree, Inc. *	5,636	434,986
Kohl's Corp.	4,293	211,988
Macy's, Inc.	7,374	264,063
Nordstrom, Inc.	2,778	133,150
Target Corp.	13,387	966,943
		2,470,142

Oil, Gas & Consumable Fuels - 6.1%
Anadarko Petroleum Corp.	13,321	928,873
Apache Corp.	9,071	575,736
Cabot Oil & Gas Corp.	11,120	259,763
Chesapeake Energy Corp. *(a)	17,803	124,977
Chevron Corp.	45,102	5,308,505
Cimarex Energy Co.	2,270	308,493
Concho Resources, Inc. *	3,398	450,575
ConocoPhillips	29,610	1,484,645
Devon Energy Corp.	12,518	571,697
EOG Resources, Inc.	13,739	1,389,013
EQT Corp.	4,130	270,102
Exxon Mobil Corp.	99,053	8,940,524
Hess Corp.	6,435	400,836
Kinder Morgan, Inc.	45,898	950,548
Marathon Oil Corp.	20,256	350,631
Marathon Petroleum Corp.	12,641	636,474
Murphy Oil Corp. (a)	3,869	120,442

16 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Newfield Exploration Co. *	4,748	192,294
Noble Energy, Inc.	10,272	390,952
Occidental Petroleum Corp.	18,263	1,300,874
ONEOK, Inc.	5,031	288,830
Phillips 66	10,625	918,106
Pioneer Natural Resources Co.	4,054	730,004
Range Resources Corp.	4,494	154,414
Southwestern Energy Co. *	11,797	127,644
Spectra Energy Corp.	16,762	688,751
Tesoro Corp.	2,839	248,271
Valero Energy Corp.	10,789	737,104
Williams Co.'s, Inc. (The)	16,329	508,485
		29,357,563

Personal Products - 0.1%
Coty, Inc., Class A	11,150	204,157
Estee Lauder Cos., Inc. (The), Class A	5,282	404,020
		608,177

Pharmaceuticals - 4.9%
Allergan plc *	8,966	1,882,950
Bristol-Myers Squibb Co.	39,946	2,334,444
Eli Lilly & Co.	23,223	1,708,052
Endo International plc *	4,740	78,068
Johnson & Johnson	64,991	7,487,613
Mallinckrodt plc *	2,575	128,286
Merck & Co., Inc.	65,714	3,868,583
Mylan NV *	10,998	419,574
Perrigo Co. plc	3,425	285,063
Pfizer, Inc.	145,017	4,710,152
Zoetis, Inc.	11,835	633,527
		23,536,312

Professional Services - 0.3%
Dun & Bradstreet Corp. (The)	868	105,306
Equifax, Inc.	2,853	337,310
Nielsen Holdings plc	8,030	336,858
Robert Half International, Inc.	3,112	151,803
Verisk Analytics, Inc. *	3,756	304,875
		1,236,152

Real Estate Management & Development - 0.0%
CBRE Group, Inc., Class A *	7,141	224,870

Road & Rail - 0.9%
CSX Corp.	22,616	812,593
JB Hunt Transport Services, Inc.	2,101	203,944

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Kansas City Southern	2,581	218,998
Norfolk Southern Corp.	7,018	758,435
Ryder System, Inc.	1,280	95,283
Union Pacific Corp.	19,642	2,036,483
		4,125,736

Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	7,351	533,830
Applied Materials, Inc.	25,841	833,889
Broadcom Ltd.	9,456	1,671,537
First Solar, Inc. *(a)	1,835	58,885
Intel Corp.	113,109	4,102,463
KLA-Tencor Corp.	3,729	293,398
Lam Research Corp.	3,831	405,052
Linear Technology Corp.	5,731	357,328
Microchip Technology, Inc.	5,147	330,180
Micron Technology, Inc. *	24,825	544,164
NVIDIA Corp.	12,790	1,365,205
Qorvo, Inc. *	3,057	161,196
QUALCOMM, Inc.	35,231	2,297,061
Skyworks Solutions, Inc.	4,482	334,626
Texas Instruments, Inc.	23,984	1,750,112
Xilinx, Inc.	6,060	365,842
		15,404,768

Software - 4.1%
Activision Blizzard, Inc.	16,308	588,882
Adobe Systems, Inc. *	11,913	1,226,443
Autodesk, Inc. *	4,668	345,479
CA, Inc.	7,512	238,656
Citrix Systems, Inc. *	3,723	332,501
Electronic Arts, Inc. *	7,190	566,285
Intuit, Inc.	5,858	671,385
Microsoft Corp.	185,768	11,543,624
Oracle Corp.	71,432	2,746,561
Red Hat, Inc. *	4,329	301,731
Salesforce.com, Inc. *	15,394	1,053,873
Symantec Corp.	14,717	351,589
		19,967,009

Specialty Retail - 2.4%
Advance Auto Parts, Inc.	1,760	297,651
AutoNation, Inc. *	1,361	66,213
AutoZone, Inc. *	698	551,273
Bed Bath & Beyond, Inc.	3,690	149,962
Best Buy Co., Inc.	6,599	281,579
CarMax, Inc. *	4,577	294,713

18 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Foot Locker, Inc.	3,234	229,258
Gap, Inc. (The)	5,239	117,563
Home Depot, Inc. (The)	29,034	3,892,879
L Brands, Inc.	5,743	378,119
Lowe's Cos., Inc.	20,912	1,487,261
O'Reilly Automotive, Inc. *	2,269	631,712
Ross Stores, Inc.	9,481	621,954
Signet Jewelers Ltd.	1,657	156,189
Staples, Inc.	15,550	140,728
Tiffany & Co. (a)	2,567	198,763
TJX Cos., Inc. (The)	15,699	1,179,466
Tractor Supply Co.	3,195	242,213
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,401	357,171
Urban Outfitters, Inc. *	2,033	57,900
		11,332,567

Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	127,391	14,754,426
Hewlett Packard Enterprise Co.	39,728	919,306
HP, Inc.	40,903	607,000
NetApp, Inc.	6,662	234,969
Seagate Technology plc	7,139	272,496
Western Digital Corp.	6,796	461,788
		17,249,985

Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	6,668	233,514
Hanesbrands, Inc.	9,032	194,820
Michael Kors Holdings Ltd. *	4,040	173,639
NIKE, Inc., Class B	31,847	1,618,783
PVH Corp.	1,918	173,081
Ralph Lauren Corp.	1,347	121,661
Under Armour, Inc.:
Class A *(a)	4,384	127,355
Class C *	4,407	110,924
VF Corp.	7,932	423,172
		3,176,949

Tobacco - 1.6%
Altria Group, Inc.	46,483	3,143,180
Philip Morris International, Inc.	37,088	3,393,181
Reynolds American, Inc.	19,792	1,109,144
		7,645,505

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D.
Trading Companies & Distributors - 0.2%
Fastenal Co.	6,908	324,538
United Rentals, Inc. *	2,059	217,389
W.W. Grainger, Inc.	1,329	308,660
		850,587

Water Utilities - 0.1%
American Water Works Co., Inc.	4,253	307,747

Total Common Stocks (Cost $309,553,129)		460,454,000

EXCHANGE-TRADED FUNDS - 2.4%
SPDR S&P 500 ETF Trust	51,300	11,467,089

Total Exchange-Traded Funds (Cost $10,753,505)		11,467,089

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury Bills, 0.573%, 8/17/17 ^	1,500,000	1,493,643

Total U.S. Treasury Obligations (Cost $1,494,556)		1,493,643

TIME DEPOSIT - 1.7%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	8,235,888	8,235,888

Total Time Deposit (Cost $8,235,888)		8,235,888

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	1,858,265	1,858,265

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $1,858,265)		1,858,265

TOTAL INVESTMENTS (Cost $331,895,343) - 100.4%		483,508,885
Other assets and liabilities, net - (0.4%)		(1,827,528)
NET ASSETS - 100.0%		481,681,357
See notes to financial statements.

20 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini S&P 500 Index	18	3/17	$2,012,580	($13,100)
S&P 500 Index	15	3/17	8,385,750	17,550
Total Long				$4,450

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $1,807,223 as of December 31, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $773, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

Abbreviations:
CVR:	Contingent Value Rights
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
Ltd.:	Limited
plc:	Public Limited Company
SPDR:	Standard & Poor's Depository Receipt
See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 21

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $331,895,343) - see accompanying schedule	$483,508,885
Cash	492
Receivable for shares sold	144,875
Dividends and interest receivable	669,467
Securities lending income receivable	1,393
Directors' deferred compensation plan	190,012
Receivable from affiliates	41,067
Total assets	484,556,191

LIABILITIES
Payable for securities purchased	19,242
Collateral for securities loaned	1,858,265
Payable for shares redeemed	449,279
Payable for futures contracts variation margin	40,415
Payable to affiliates:
Investment advisory fee	102,147
Administrative fees	41,229
Shareholder servicing agent fee	3,092
Directors' fees and expenses	20,029
Directors' deferred compensation plan	190,012
Accrued expenses and other liabilities	151,124
Total liabilities	2,874,834
NET ASSETS	$481,681,357

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,934,132 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized	$317,102,071
Undistributed net investment income	7,240,203
Accumulated net realized gain (loss)	5,721,091
Net unrealized appreciation (depreciation)	151,617,992
NET ASSETS	$481,681,357

NET ASSET VALUE PER SHARE	$122.44

See notes to financial statements.

22 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $1,008)	$8,591,083
Other income	182,128
Interest income	40,521
Securities lending income	12,090
Total investment income	8,825,822

Expenses:
Investment advisory fee	984,302
Administrative fees	450,684
Transfer agency fees and expenses	38,897
Directors' fees and expenses	77,762
Accounting fees	105,830
Custodian fees	51,461
Professional fees	49,977
Reports to shareholders	61,139
Licensing fees	45,659
Miscellaneous	28,727
Total expenses	1,894,438
Reimbursement from Advisor	(263,068)
Administrative fees waived	(56,593)
Net expenses	1,574,777
NET INVESTMENT INCOME (LOSS)	7,251,045

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	20,896,059
Futures	1,712,173
Capital gains distributions received	93,782
22,702,014

Net change in unrealized appreciation (depreciation) on:
Investments	15,297,823
Futures	(113,675)
15,184,148

NET REALIZED AND UNREALIZED GAIN (LOSS)	37,886,162

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,137,207
See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 23

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$7,251,045	$5,928,557
Net realized gain (loss)	22,702,014	7,620,381
Net change in unrealized appreciation (depreciation)	15,184,148	(10,333,539)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,137,207	3,215,399

Distributions to shareholders from:
Net investment income	(5,739,673)	(652,135)
Net realized gain	(4,380,022)	(5,882,206)
Total distributions	(10,119,695)	(6,534,341)

Capital share transactions:
Shares sold	65,527,998	46,515,764
Shares issued from merger (See Note F):	76,978,107	—
Reinvestment of distributions	10,119,695	6,534,339
Shares redeemed	(53,927,197)	(63,247,953)
Total capital share transactions	98,698,603	(10,197,850)

TOTAL INCREASE (DECREASE) IN NET ASSETS	133,716,115	(13,516,792)

NET ASSETS
Beginning of year	347,965,242	361,482,034
End of year (including undistributed net investment income of $7,240,203 and $5,805,719, respectively)	$481,681,357	$347,965,242

CAPITAL SHARE ACTIVITY
Shares sold	567,540	404,834
Shares issued from merger (See Note F):	639,778	—
Reinvestment of distributions	82,254	57,344
Shares redeemed	(460,394)	(554,116)
Total capital share activity	829,178	(91,938)
See notes to financial statements.

24 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert VP S&P 500 Index Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 30,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in common stocks of the companies that compose the S&P 500 Index. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities for which market quotations are readily available are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy.
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$460,453,227	773^	$—	$460,454,000
Exchange-Traded Funds	11,467,089	—	—	11,467,089
U.S. Treasury Obligations	—	1,493,643	—	1,493,643
Time Deposit	—	8,235,888	—	8,235,888
Short Term Investment of Cash Collateral For Securities Loaned	1,858,265	—	—	1,858,265
TOTAL	$473,778,581	$9,730,304	$—	$483,508,885
Futures Contracts***	$4,450	$—	$—	$4,450

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Represents contingent value rights.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When

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a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December 31, 2016, futures contracts were used to provide equity market exposure for uncommitted cash balances. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$17,550*	Net unrealized appreciation (depreciation)	($13,100)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	$1,712,173	($113,675)
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	77
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.18% the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the rate of 0.25% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the investment adviser fee amounted to $984,302 or 0.25% of the Portfolio’s average daily net assets, of which $2,382 was paid to CRM and $981,920 was paid to CIM.
Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.28% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to December 31, 2016, CIM contractually agreed to limit net annual portfolio operating expenses to 0.40% of the Portfolio’s average daily net assets. Prior to May 1, 2016, CIM contractually agreed to limit net annual portfolio operating expenses to 0.42% of the Portfolio’s average daily net assets and, for the period January 1, 2016 through April 30, 2016, voluntarily waived the portion of annual portfolio operating expenses in excess of 0.40%. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $2,480 and CIM waived or reimbursed expenses of $260,588, of which $22,225 were voluntarily waived.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS voluntarily waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $1,588, of which $265 were waived, and CIAS was paid administrative fees of $449,096, of which $56,328 were waived.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $29,557 of which $99 was paid to EVM and $29,458 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, and excluding investments acquired in connection with the Reorganization (see Note F) and the sale of a portion of such acquired investments to realign the portfolio, were $96,928,574 and $24,101,248, respectively.

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Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations, which amounted to $7,547, 885 at December 31, 2016, may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2017	($3,201,024)
2018	(678,095)
NO EXPIRATION DATE
Long-term	($3,668,766)
During the year ended December 31, 2016, capital loss carryforwards of $3,678,581 were utilized to offset net realized gains by the Portfolio.
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$5,739,673	$652,135
Long-term capital gains	4,380,022	5,882,206
Total	$10,119,695	$6,534,341
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$153,160,573
Unrealized (depreciation)	(6,687,545)
Net unrealized appreciation (depreciation)	$146,473,028

Undistributed ordinary income	$7,260,235
Undistributed long-term capital gain	$18,413,937
Capital loss carryforwards	($7,547,885)
Other temporary differences	($20,029)

Federal income tax cost of investments	$337,035,857
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, section 1256 futures contracts, deferred Directors' fees, real estate investment trusts, and non-REIT return of capital.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to expired capital loss carryforwards, capital gain distributions and return of capital distributions from real estate investment trusts and non-REIT return of capital.

Undistributed net investment income	(76,888)
Accumulated net realized gain (loss)	9,892,962
Paid-in capital	9,816,074

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NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $1,807,223 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,858,265	$—	$—	$—	$1,858,265
Amount of recognized liabilities for securities lending transactions					$1,858,265
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — REORGANIZATION
The Board of Directors approved the reorganization of Calvert VP SRI Large Cap Core Portfolio (SRI Large Cap Core) into Calvert VP S&P 500 Index Portfolio (S&P 500 Index). Shareholders of SRI Large Cap Core approved the reorganization at a meeting on September 9, 2016 and the reorganization took place at the close of business on September 23, 2016. The purpose of the transaction was to combine two funds managed by CIM with substantially similar investment objectives and policies.
The acquisition was accomplished by a tax-free exchange of the following shares:

ACQUIRED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
SRI Large Cap Core	999,770	S&P 500 Index	639,778	$76,978,107
For financial reporting purposes, assets received and shares issued by S&P 500 Index were recorded at fair value; however, the cost basis of the investments received from SRI Large Cap Core were carried forward to align ongoing reporting of S&P 500 Index's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets, accumulated net realized loss and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

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ACQUIRED PORTFOLIO	NET ASSETS	ACCUMULATED NET REALIZED LOSS	UNREALIZED APPRECIATION (DEPRECIATION)	ACQUIRING PORTFOLIO	NET ASSETS
SRI Large Cap Core	$76,978,107	($12,124,913)	$3,073,273	S&P 500 Index	$404,142,080
Assuming the acquisition had been completed on January 1, 2016, S&P 500 Index's results of operations for the year ended December 31, 2016 would have been as follows:

Net investment income	$8,204,236(a)
Net realized and change in unrealized gain (loss) on investments	$41,334,965(b)
Net increase (decrease) in assets from operations	$49,539,201
(a) $7,251,045 as reported, plus $953,191 from pre-merger SRI Large Cap Core.
(b) $37,886,162 as reported, plus $3,448,803 from pre-merger SRI Large Cap Core.
Because S&P 500 Index and SRI Large Cap Core sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of SRI Large Cap Core that have been included in S&P 500 Index's Statement of Operations since September 23, 2016.
NOTE G — CAPITAL SHARES
At December 31, 2016, two separate accounts of an insurance company that is an affiliate of AIP owned 51.4% of the value of the outstanding shares of the Portfolio.
NOTE H — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 100.0% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $4,380,022 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP S&P 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning	$112.07	$113.07	$110.62	$86.62	$76.32
Income from investment operations:
Net investment income	2.14	1.88	1.94	1.81	1.63
Net realized and unrealized gain (loss)	10.84	(0.74)	12.80	25.72	10.21
Total from investment operations	12.98	1.14	14.74	27.53	11.84
Distributions from:
Net investment income	(1.48)	(0.21)	(1.95)	(1.95)	(1.54)
Net realized gain	(1.13)	(1.93)	(10.34)	(1.58)	—
Total distributions	(2.61)	(2.14)	(12.29)	(3.53)	(1.54)
Total increase (decrease) in net asset value	10.37	(1.00)	2.45	24.00	10.30
Net asset value, ending	$122.44	$112.07	$113.07	$110.62	$86.62
Total return (b)	11.58%	0.98%	13.21%	31.87%	15.55%
Ratios to average net assets: (c)
Net investment income	1.84%	1.65%	1.59%	1.69%	1.90%
Total expenses	0.48%	0.46%	0.46%	0.48%	0.45%
Net expenses	0.40%	0.42%	0.42%	0.42%	0.41%
Portfolio turnover (d)	6%	4%	9%	11%	5%
Net assets, ending (in thousands)	$481,681	$347,965	$361,482	$353,688	$285,405

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) During the year ended December 31, 2016, the Portfolio incurred sales of $55,737,177 to realign the combined portfolio in connection with the reorganization of Calvert VP Large Cap Core Portfolio into the Portfolio on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
3,622,788	102,968	174,819

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
3,601,089	85,394	214,092
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and a new Investment Sub-Advisory Agreement between the Adviser and Ameritas Investment Partners, Inc. (the “Sub-Adviser”), each with respect to the Calvert VP S&P 500 Index Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from the Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its

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relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have the Sub-Adviser, an affiliate of CIM, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Adviser and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreement.
In evaluating the new Investment Sub-Advisory Agreement, the Directors considered information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, the Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreement, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Sub-Adviser; the Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and the Sub-Adviser’s performance in executing its investment strategies; the Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of the Sub-Adviser’s personnel; and the Sub-Adviser’s financial condition with respect to its ability to perform the services required under the new Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Adviser used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Sub-Adviser under the new Investment Sub-Advisory Agreement.

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In considering the cost of services to be provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to the Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fee at arm’s length with the Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fee was reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Because CRM would pay the Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) the Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreement, subject to approval of the Portfolio's shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

38 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24221 12.31.16

Calvert VP S&P MidCap 400 Index Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
30	Special Meeting of Shareholders
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
31	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
34	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
There was no shortage of news-making events in 2016. The year began with a sharp decline in U.S. equities as concern over China’s economic growth and plunging crude oil prices sent the market into a 10% sell-off. After crude oil found a bottom near $26 per barrel, so did U.S. stocks as they rebounded sharply to erase the early losses. The surprise result of the British referendum to leave the European Union in June sent U.S. stocks down 5% over a two-day period only to once again reverse course and move higher. In November, Donald Trump was elected the next President of the United States to the surprise of many including the financial markets. Conventional wisdom held that the result would be a negative for U.S. stocks, however after an initial overnight sell-off on election night, U.S. stocks roared higher into the end of the year. In December, the Federal Reserve increased its short-term target interest rate by 0.25%, marking the second increase in the past year. As this increase was widely expected, the U.S. markets took it as a non-event and were largely unchanged for the remainder of the year.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2016, Calvert VP S&P MidCap 400 Index Portfolio Class I shares returned 20.27% compared with 20.74% for the S&P MidCap 400 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. Midcap stocks easily outpaced large cap stocks reversing the trend of the prior two years. It was a strong showing across the board as all eleven economic sectors in the Index returned at least 8% lead by materials, financials, and industrials.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and an investment sub-advisory agreement between CRM and Ameritas Investment Partners, Inc., for providing investment sub-advisory services to the Portfolio.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	17.0%
Financials	16.5%
Industrials	14.4%
Consumer Discretionary	10.9%
Real Estate	10.1%
Health Care	7.3%
Materials	7.1%
Utilities	5.1%
Consumer Staples	4.2%
Energy	3.8%
Short-Term Investments	2.3%
Exchange-Traded Funds	1.1%
Telecommunication Services	0.2%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
IDEXX Laboratories, Inc.	0.6%
WhiteWave Foods Co. (The)	0.6%
Duke Realty Corp.	0.6%
Alleghany Corp.	0.6%
Ingredion, Inc.	0.6%
CDK Global, Inc.	0.5%
SVB Financial Group	0.5%
Synopsys, Inc.	0.5%
Everest Re Group Ltd.	0.5%
Alexandria Real Estate Equities, Inc.	0.5%
Total	5.5%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	20.27%	14.78%	8.58%
Class F	19.96%	14.50%	8.33%
S&P MidCap 400 Index	20.74%	15.33%	9.16%

Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratios from the current prospectus for Class I and Class F are 0.46% and 0.69%, respectively. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. The performance data and expense ratios reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class I
Actual	0.41%	$1,000.00	$1,116.30	$2.18
Hypothetical (5% return per year before expenses)	0.41%	$1,000.00	$1,023.08	$2.08
Class F
Actual	0.66%	$1,000.00	$1,114.80	$3.51
Hypothetical (5% return per year before expenses)	0.66%	$1,000.00	$1,021.82	$3.35

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P MidCap 400 Index Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 96.6%

Aerospace & Defense - 2.1%
B/E Aerospace, Inc.	30,625	1,843,319
Curtiss-Wright Corp.	13,387	1,316,745
Esterline Technologies Corp. *	8,956	798,875
Huntington Ingalls Industries, Inc.	13,976	2,574,239
KLX, Inc. *	16,082	725,459
Orbital ATK, Inc.	17,646	1,548,084
Teledyne Technologies, Inc. *	10,526	1,294,698
Triumph Group, Inc.	15,110	400,415
		10,501,834

Airlines - 0.4%
JetBlue Airways Corp. *	97,582	2,187,788

Auto Components - 0.5%
Dana, Inc.	43,224	820,392
Gentex Corp.	86,425	1,701,708
		2,522,100

Automobiles - 0.3%
Thor Industries, Inc.	14,466	1,447,323

Banks - 7.1%
Associated Banc-Corp.	44,776	1,105,967
BancorpSouth, Inc.	25,932	805,189
Bank of Hawaii Corp. (a)	12,918	1,145,697
Bank of the Ozarks, Inc.	27,388	1,440,335
Cathay General Bancorp	22,373	850,845
Chemical Financial Corp.	21,400	1,159,238
Commerce Bancshares, Inc.	26,277	1,519,091
Cullen/Frost Bankers, Inc. (a)	16,890	1,490,205
East West Bancorp, Inc.	43,426	2,207,344
First Horizon National Corp.	69,919	1,399,079
FNB Corp.	63,650	1,020,309
Fulton Financial Corp.	52,927	995,028
Hancock Holding Co.	25,151	1,084,008
International Bancshares Corp.	17,489	713,551
MB Financial, Inc.	21,572	1,018,845
PacWest Bancorp	36,286	1,975,410
PrivateBancorp, Inc.	24,223	1,312,644
Prosperity Bancshares, Inc.	20,938	1,502,930
Signature Bank *	16,177	2,429,785

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
SVB Financial Group *	15,701	2,695,234
Synovus Financial Corp.	37,046	1,521,850
TCF Financial Corp.	52,190	1,022,402
Trustmark Corp.	20,631	735,495
UMB Financial Corp.	13,300	1,025,696
Umpqua Holdings Corp.	66,377	1,246,560
Valley National Bancorp	76,687	892,637
Webster Financial Corp.	27,649	1,500,788
		35,816,162

Beverages - 0.1%
Boston Beer Company, Inc. (The), Class A *(a)	2,729	463,521

Biotechnology - 0.4%
United Therapeutics Corp. *	12,785	1,833,753

Building Products - 0.8%
A.O. Smith Corp.	44,680	2,115,598
Lennox International, Inc.	11,678	1,788,719
		3,904,317

Capital Markets - 3.5%
CBOE Holdings, Inc.	24,495	1,809,936
Eaton Vance Corp. (b)	34,181	1,431,500
FactSet Research Systems, Inc.	12,038	1,967,370
Federated Investors, Inc., Class B	28,277	799,674
Janus Capital Group, Inc.	43,143	572,508
Legg Mason, Inc.	27,097	810,471
MarketAxess Holdings, Inc.	11,339	1,665,926
MSCI, Inc.	28,517	2,246,569
Raymond James Financial, Inc.	38,000	2,632,260
SEI Investments Co.	40,512	1,999,672
Stifel Financial Corp. *	19,971	997,551
Waddell & Reed Financial, Inc., Class A (a)	24,864	485,097
WisdomTree Investments, Inc. (a)	34,556	384,954
		17,803,488

Chemicals - 2.7%
Ashland Global Holdings, Inc.	18,714	2,045,253
Cabot Corp.	19,039	962,231
Minerals Technologies, Inc.	10,626	820,858
NewMarket Corp.	2,785	1,180,394
Olin Corp.	50,390	1,290,488
PolyOne Corp.	25,643	821,602
RPM International, Inc.	40,120	2,159,660

6 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Scotts Miracle-Gro Co. (The), Class A	13,403	1,280,657
Sensient Technologies Corp.	13,427	1,055,094
Valspar Corp. (The)	21,977	2,277,037
		13,893,274

Commercial Services & Supplies - 1.3%
Clean Harbors, Inc. *	15,980	889,287
Copart, Inc. *	30,740	1,703,303
Deluxe Corp.	14,696	1,052,381
Herman Miller, Inc.	18,261	624,526
HNI Corp.	13,539	757,101
MSA Safety, Inc.	9,385	650,662
Rollins, Inc.	28,693	969,250
Travel Centers of America LLC *(c)	60,000	—
		6,646,510

Communications Equipment - 1.5%
ARRIS International plc *	57,460	1,731,270
Brocade Communications Systems, Inc.	121,407	1,516,373
Ciena Corp. *	41,622	1,015,993
InterDigital, Inc.	10,322	942,915
NetScout Systems, Inc. *	27,722	873,243
Plantronics, Inc.	10,166	556,690
ViaSat, Inc. *	15,339	1,015,749
		7,652,233

Construction & Engineering - 1.2%
AECOM *	46,795	1,701,466
Dycom Industries, Inc. *	9,564	767,894
EMCOR Group, Inc.	18,280	1,293,493
Granite Construction, Inc.	12,073	664,015
KBR, Inc.	43,455	725,264
Valmont Industries, Inc.	6,785	956,006
		6,108,138

Construction Materials - 0.3%
Eagle Materials, Inc.	14,535	1,432,134

Consumer Finance - 0.3%
SLM Corp. *	129,092	1,422,594

Containers & Packaging - 1.7%
AptarGroup, Inc.	18,966	1,393,053
Bemis Co., Inc.	28,541	1,364,831
Greif, Inc., Class A	7,865	403,553
Owens-Illinois, Inc. *	49,000	853,090
Packaging Corp. of America	28,149	2,387,598

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Silgan Holdings, Inc.	11,322	579,460
Sonoco Products Co.	30,207	1,591,909
		8,573,494

Distributors - 0.2%
Pool Corp.	12,461	1,300,181

Diversified Consumer Services - 0.7%
DeVry Education Group, Inc.	17,232	537,638
Graham Holdings Co., Class B	1,402	717,754
Service Corp. International	57,419	1,630,700
Sotheby's	13,890	553,655
		3,439,747

Electric Utilities - 1.8%
Great Plains Energy, Inc.	64,896	1,774,906
Hawaiian Electric Industries, Inc.	32,919	1,088,631
IDACORP, Inc.	15,382	1,239,020
OGE Energy Corp.	60,181	2,013,055
PNM Resources, Inc.	24,304	833,627
Westar Energy, Inc.	42,712	2,406,821
		9,356,060

Electrical Equipment - 0.7%
EnerSys	13,200	1,030,920
Hubbell, Inc.	15,508	1,809,783
Regal-Beloit Corp.	13,647	945,055
		3,785,758

Electronic Equipment & Instruments - 3.9%
Arrow Electronics, Inc. *	27,004	1,925,385
Avnet, Inc.	38,382	1,827,367
Belden, Inc.	12,837	959,822
Cognex Corp.	25,648	1,631,726
IPG Photonics Corp. *	11,174	1,102,986
Jabil Circuit, Inc.	55,939	1,324,076
Keysight Technologies, Inc. *	51,299	1,876,004
Knowles Corp. *	27,029	451,655
Littelfuse, Inc.	6,700	1,016,859
National Instruments Corp.	31,780	979,460
SYNNEX Corp.	8,843	1,070,180
Tech Data Corp. *	10,739	909,378
Trimble, Inc. *	75,689	2,282,023
VeriFone Systems, Inc. *	33,624	596,154
Vishay Intertechnology, Inc.	40,346	653,605
Zebra Technologies Corp., Class A *	15,939	1,366,929
		19,973,609

8 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Energy Equipment & Services - 1.6%
Diamond Offshore Drilling, Inc. (a)	19,400	343,380
Dril-Quip, Inc. *	11,328	680,247
Ensco plc, Class A	91,935	893,608
Nabors Industries Ltd.	86,015	1,410,646
Noble Corp. plc (a)	74,208	439,311
Oceaneering International, Inc.	29,920	844,043
Oil States International, Inc. *	15,671	611,169
Patterson-UTI Energy, Inc.	44,965	1,210,458
Rowan Companies plc, Class A	38,282	723,147
Superior Energy Services, Inc.	46,198	779,822
		7,935,831

Equity Real Estate Investment Trusts (REITs) - 9.7%
Alexandria Real Estate Equities, Inc.	23,938	2,660,230
American Campus Communities, Inc.	39,819	1,981,792
Camden Property Trust	26,342	2,214,572
Care Capital Properties, Inc.	25,613	640,325
Communications Sales & Leasing, Inc.	42,264	1,073,928
CoreCivic, Inc.	35,844	876,744
Corporate Office Properties Trust	28,879	901,602
Cousins Properties, Inc.	102,500	872,275
DCT Industrial Trust, Inc.	27,438	1,313,732
Douglas Emmett, Inc.	43,342	1,584,584
Duke Realty Corp.	106,915	2,839,662
Education Realty Trust, Inc.	22,288	942,782
EPR Properties	19,174	1,376,118
Equity One, Inc.	27,746	851,525
First Industrial Realty Trust, Inc.	35,652	1,000,039
Healthcare Realty Trust, Inc.	35,031	1,062,140
Highwoods Properties, Inc.	30,207	1,540,859
Hospitality Properties Trust	49,596	1,574,177
Kilroy Realty Corp.	27,778	2,033,905
Lamar Advertising Co., Class A	25,152	1,691,221
LaSalle Hotel Properties	34,496	1,051,093
Liberty Property Trust	44,220	1,746,690
Life Storage, Inc.	14,141	1,205,662
Mack-Cali Realty Corp.	27,350	793,697
Medical Properties Trust, Inc.	96,728	1,189,754
National Retail Properties, Inc.	44,300	1,958,060
Omega Healthcare Investors, Inc.	58,822	1,838,776
Potlatch Corp.	12,415	517,085
Quality Care Properties, Inc. *	27,800	430,900
Rayonier, Inc.	37,387	994,494
Regency Centers Corp.	31,594	2,178,406

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Senior Housing Properties Trust	71,566	1,354,744
Tanger Factory Outlet Centers, Inc.	28,998	1,037,548
Taubman Centers, Inc.	18,200	1,345,526
Urban Edge Properties	27,566	758,341
Washington Prime Group, Inc.	56,541	588,592
Weingarten Realty Investors	35,224	1,260,667
		49,282,247

Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.	11,915	1,416,455
Sprouts Farmers Market, Inc. *(a)	40,328	763,006
United Natural Foods, Inc. *	15,357	732,836
		2,912,297

Food Products - 3.0%
Dean Foods Co.	27,278	594,115
Flowers Foods, Inc. (a)	55,535	1,109,034
Hain Celestial Group, Inc. (The) *	31,564	1,231,943
Ingredion, Inc.	21,752	2,718,130
Lamb Weston Holdings, Inc. *	42,025	1,590,646
Lancaster Colony Corp.	5,938	839,574
Post Holdings, Inc. *	19,622	1,577,412
Snyder's-Lance, Inc.	25,767	987,907
Tootsie Roll Industries, Inc. (a)	5,478	217,750
TreeHouse Foods, Inc. *	17,219	1,243,040
WhiteWave Foods Co. (The) *	53,398	2,968,929
		15,078,480

Gas Utilities - 2.0%
Atmos Energy Corp.	31,393	2,327,791
National Fuel Gas Co.	25,611	1,450,607
New Jersey Resources Corp.	26,256	932,088
ONE Gas, Inc.	15,915	1,017,923
Southwest Gas Corp.	14,484	1,109,764
UGI Corp.	52,208	2,405,745
WGL Holdings, Inc.	15,359	1,171,585
		10,415,503

Health Care Equipment & Supplies - 3.7%
ABIOMED, Inc. *	12,106	1,364,104
Align Technology, Inc. *	22,675	2,179,748
Globus Medical, Inc., Class A *	22,000	545,820
Halyard Health, Inc. *	14,240	526,595
Hill-Rom Holdings, Inc.	17,953	1,007,882
IDEXX Laboratories, Inc. *	26,983	3,164,296
LivaNova plc *(a)	13,310	598,551
NuVasive, Inc. *	15,195	1,023,535

10 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ResMed, Inc.	42,400	2,630,920
STERIS plc	25,681	1,730,643
Teleflex, Inc.	13,302	2,143,617
West Pharmaceutical Services, Inc.	22,064	1,871,689
		18,787,400

Health Care Providers & Services - 1.7%
HealthSouth Corp.	27,200	1,121,728
LifePoint Health, Inc. *	12,090	686,712
Mednax, Inc. *	27,729	1,848,415
Molina Healthcare, Inc. *	12,878	698,761
Owens & Minor, Inc.	18,541	654,312
Tenet Healthcare Corp. *	24,149	358,371
VCA, Inc. *	24,369	1,672,932
WellCare Health Plans, Inc. *	13,340	1,828,647
		8,869,878

Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. *	57,078	582,766

Hotels, Restaurants & Leisure - 2.6%
Brinker International, Inc. (a)	14,916	738,789
Buffalo Wild Wings, Inc. *	5,514	851,362
Cheesecake Factory, Inc. (The)	13,296	796,165
Churchill Downs, Inc.	3,668	551,851
Cracker Barrel Old Country Store, Inc. (a)	7,305	1,219,789
Domino's Pizza, Inc.	14,543	2,315,827
Dunkin' Brands Group, Inc.	27,647	1,449,809
International Speedway Corp., Class A	8,094	297,859
Jack in the Box, Inc.	9,747	1,088,155
Panera Bread Co., Class A *	6,581	1,349,697
Papa John's International, Inc.	8,000	684,640
Texas Roadhouse, Inc.	19,310	931,514
Wendy's Co. (The)	61,409	830,250
		13,105,707

Household Durables - 1.5%
CalAtlantic Group, Inc.	22,035	749,410
Helen of Troy Ltd. *	8,468	715,123
KB Home (a)	25,494	403,060
NVR, Inc. *	1,062	1,772,478
Tempur Sealy International, Inc. *(a)	15,403	1,051,717
Toll Brothers, Inc. *	44,984	1,394,504
TRI Pointe Group, Inc. *	44,499	510,848
Tupperware Brands Corp.	15,409	810,822
		7,407,962

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Household Products - 0.2%
Energizer Holdings, Inc.	18,866	841,612

Industrial Conglomerates - 0.4%
Carlisle Cos., Inc.	19,442	2,144,258

Insurance - 5.0%
Alleghany Corp. *	4,653	2,829,582
American Financial Group, Inc.	21,996	1,938,287
Aspen Insurance Holdings Ltd.	18,143	997,865
Brown & Brown, Inc.	34,549	1,549,868
CNO Financial Group, Inc.	52,779	1,010,718
Endurance Specialty Holdings Ltd.	19,347	1,787,663
Everest Re Group Ltd.	12,321	2,666,264
First American Financial Corp.	33,064	1,211,134
Genworth Financial, Inc., Class A *	152,091	579,467
Hanover Insurance Group, Inc. (The)	12,881	1,172,300
Kemper Corp.	14,665	649,659
Mercury General Corp.	11,127	669,957
Old Republic International Corp.	73,552	1,397,488
Primerica, Inc.	14,004	968,377
Reinsurance Group of America, Inc.	19,306	2,429,274
RenaissanceRe Holdings Ltd.	12,418	1,691,580
WR Berkley Corp.	29,268	1,946,615
		25,496,098

Internet & Direct Marketing Retail - 0.1%
HSN, Inc.	9,731	333,773

Internet Software & Services - 0.4%
comScore, Inc. *	13,491	426,046
j2 Global, Inc. (a)	14,469	1,183,564
WebMD Health Corp. *	11,175	553,945
		2,163,555

IT Services - 3.8%
Acxiom Corp. *	23,654	633,927
Broadridge Financial Solutions, Inc.	35,894	2,379,772
Computer Sciences Corp.	42,313	2,514,239
Convergys Corp.	28,902	709,833
CoreLogic, Inc. *	26,033	958,795
DST Systems, Inc.	9,641	1,033,033
Gartner, Inc. *	24,898	2,516,441
Jack Henry & Associates, Inc.	23,667	2,101,156
Leidos Holdings, Inc.	42,837	2,190,684
MAXIMUS, Inc.	19,801	1,104,698

12 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
NeuStar, Inc., Class A *(a)	16,592	554,173
Science Applications International Corp.	13,508	1,145,478
WEX, Inc. *	11,586	1,292,998
		19,135,227

Leisure Products - 0.7%
Brunswick Corp.	27,188	1,482,834
Polaris Industries, Inc. (a)	17,962	1,479,889
Vista Outdoor, Inc. *	17,727	654,126
		3,616,849

Life Sciences - Tools & Services - 0.9%
Bio-Rad Laboratories, Inc., Class A *	6,225	1,134,693
Bio-Techne Corp.	11,355	1,167,635
Charles River Laboratories International, Inc. *	14,395	1,096,755
PAREXEL International Corp. *(a)	16,137	1,060,523
		4,459,606

Machinery - 4.8%
AGCO Corp.	20,533	1,188,039
CLARCOR, Inc.	14,798	1,220,391
Crane Co.	15,121	1,090,527
Donaldson Co., Inc.	40,118	1,688,165
Graco, Inc.	16,785	1,394,666
IDEX Corp.	22,942	2,066,157
ITT, Inc.	26,586	1,025,422
Joy Global, Inc.	29,943	838,404
Kennametal, Inc.	24,315	760,087
Lincoln Electric Holdings, Inc.	18,709	1,434,419
Nordson Corp.	15,989	1,791,567
Oshkosh Corp.	22,385	1,446,295
Terex Corp.	31,921	1,006,469
Timken Co. (The)	21,030	834,891
Toro Co. (The)	32,942	1,843,105
Trinity Industries, Inc.	46,013	1,277,321
Wabtec Corp.	26,849	2,229,004
Woodward, Inc.	16,779	1,158,590
		24,293,519

Marine - 0.2%
Kirby Corp. *	16,435	1,092,927

Media - 1.3%
AMC Networks, Inc., Class A *	18,056	945,051
Cable One, Inc.	1,413	878,504
Cinemark Holdings, Inc.	32,256	1,237,340
John Wiley & Sons, Inc., Class A	13,483	734,823

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Live Nation Entertainment, Inc. *	39,980	1,063,468
Meredith Corp.	11,010	651,242
New York Times Co., (The), Class A	37,616	500,293
Time, Inc.	29,860	533,001
		6,543,722

Metals & Mining - 2.1%
Allegheny Technologies, Inc. (a)	33,221	529,211
Carpenter Technology Corp.	14,215	514,157
Commercial Metals Co.	34,949	761,189
Compass Minerals International, Inc. (a)	10,307	807,553
Reliance Steel & Aluminum Co.	21,873	1,739,778
Royal Gold, Inc.	19,669	1,246,031
Steel Dynamics, Inc.	73,458	2,613,636
United States Steel Corp.	51,984	1,715,992
Worthington Industries, Inc.	13,283	630,145
		10,557,692

Multi-Utilities - 0.9%
Black Hills Corp.	16,020	982,667
MDU Resources Group, Inc.	58,855	1,693,258
NorthWestern Corp.	14,800	841,676
Vectren Corp.	24,880	1,297,492
		4,815,093

Multiline Retail - 0.3%
Big Lots, Inc.	13,539	679,793
J.C. Penney Co., Inc. *(a)	93,805	779,520
		1,459,313

Oil, Gas & Consumable Fuels - 2.3%
CONSOL Energy, Inc.	53,483	974,995
Denbury Resources, Inc. *	120,971	445,173
Energen Corp.	29,252	1,686,963
Gulfport Energy Corp. *	46,643	1,009,355
HollyFrontier Corp.	52,993	1,736,051
QEP Resources, Inc.	72,235	1,329,846
SM Energy Co.	28,954	998,334
Western Refining, Inc.	23,852	902,798
World Fuel Services Corp.	21,229	974,623
WPX Energy, Inc. *	103,766	1,511,871
		11,570,009

Paper & Forest Products - 0.3%
Domtar Corp.	19,096	745,317
Louisiana-Pacific Corp. *	42,839	810,942
		1,556,259

14 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Personal Products - 0.4%
Avon Products, Inc. *	133,081	670,728
Edgewell Personal Care Co. *	17,456	1,274,114
		1,944,842

Pharmaceuticals - 0.5%
Akorn, Inc. *	26,918	587,620
Catalent, Inc. *	37,811	1,019,384
Prestige Brands Holdings, Inc. *	16,098	838,706
		2,445,710

Professional Services - 0.6%
CEB, Inc.	9,827	595,516
FTI Consulting, Inc. *	12,646	570,082
Manpowergroup, Inc.	20,214	1,796,418
		2,962,016

Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.	14,048	630,334
Jones Lang LaSalle, Inc.	13,615	1,375,659
		2,005,993

Road & Rail - 1.1%
Avis Budget Group, Inc. *	26,490	971,653
Genesee & Wyoming, Inc., Class A *	18,539	1,286,792
Landstar System, Inc.	12,594	1,074,268
Old Dominion Freight Line, Inc. *	20,876	1,790,952
Werner Enterprises, Inc.	13,629	367,302
		5,490,967

Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. *	229,096	2,597,949
Cirrus Logic, Inc. *	19,204	1,085,794
Cree, Inc. *	30,054	793,125
Cypress Semiconductor Corp.	96,789	1,107,266
Integrated Device Technology, Inc. *	40,774	960,636
Intersil Corp., Class A	41,184	918,403
Microsemi Corp. *	34,558	1,865,095
Monolithic Power Systems, Inc.	11,350	929,906
Silicon Laboratories, Inc. *	12,535	814,775
Synaptics, Inc. *	10,621	569,073
Teradyne, Inc.	60,973	1,548,714
Versum Materials, Inc. *	32,700	917,889
		14,108,625

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Software - 4.1%
ACI Worldwide, Inc. *	35,582	645,813
ANSYS, Inc. *	26,083	2,412,417
Cadence Design Systems, Inc. *	86,424	2,179,613
CDK Global, Inc.	45,246	2,700,734
Commvault Systems, Inc. *	12,549	645,019
Fair Isaac Corp.	9,298	1,108,508
Fortinet, Inc. *	44,522	1,341,003
Manhattan Associates, Inc. *	21,578	1,144,281
Mentor Graphics Corp.	31,486	1,161,518
PTC, Inc. *	34,973	1,618,201
Synopsys, Inc. *	45,606	2,684,369
Tyler Technologies, Inc. *	10,008	1,428,842
Ultimate Software Group, Inc. (The) *	8,721	1,590,274
		20,660,592

Specialty Retail - 2.0%
Aaron's, Inc.	19,159	612,897
American Eagle Outfitters, Inc. (a)	51,663	783,728
Cabela's, Inc. *	15,474	906,003
Chico's FAS, Inc.	38,946	560,433
CST Brands, Inc.	23,094	1,111,976
Dick's Sporting Goods, Inc.	26,523	1,408,371
GameStop Corp., Class A	30,708	775,684
Murphy USA, Inc. *	11,094	681,948
Office Depot, Inc.	159,270	719,900
Restoration Hardware Holdings, Inc. *(a)	11,522	353,725
Sally Beauty Holdings, Inc. *	44,000	1,162,480
Williams-Sonoma, Inc. (a)	24,718	1,196,104
		10,273,249

Technology Hardware, Storage & Peripherals - 0.5%
3D Systems Corp. *	32,477	431,619
Diebold Nixdorf, Inc. (a)	22,907	576,111
NCR Corp. *	37,307	1,513,172
		2,520,902

Textiles, Apparel & Luxury Goods - 0.8%
Carter's, Inc.	14,882	1,285,656
Deckers Outdoor Corp. *	9,771	541,216
Fossil Group, Inc. *(a)	12,624	326,457
Kate Spade & Co. *	39,048	729,026
Skechers U.S.A., Inc., Class A *	40,551	996,743
		3,879,098

16 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Thrifts & Mortgage Finance - 0.6%
New York Community Bancorp, Inc.	146,779	2,335,254
Washington Federal, Inc.	26,852	922,366
		3,257,620

Trading Companies & Distributors - 0.7%
GATX Corp. (a)	12,027	740,623
MSC Industrial Direct Co., Inc., Class A	13,480	1,245,417
NOW, Inc. *	32,777	670,945
Watsco, Inc.	7,869	1,165,556
		3,822,541

Water Utilities - 0.3%
Aqua America, Inc.	53,439	1,605,308

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	28,035	809,370

Total Common Stocks (Cost $403,655,128)		490,308,434

EXCHANGE-TRADED FUNDS - 1.1%
SPDR S&P MidCap 400 ETF Trust	18,000	5,431,140

Total Exchange-Traded Funds (Cost $4,843,124)		5,431,140

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills, 0.573%, 8/17/17 ^	1,000,000	995,762

Total U.S. Treasury Obligations (Cost $996,371)		995,762

TIME DEPOSIT - 2.2%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	10,943,107	10,943,107

Total Time Deposit (Cost $10,943,107)		10,943,107
See notes to financial statements.

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	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	15,875,290	15,875,290

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $15,875,290)		15,875,290

TOTAL INVESTMENTS (Cost $436,313,020) - 103.2%		523,553,733
Other assets and liabilities, net - (3.2%)		(16,237,884)
NET ASSETS - 100.0%		507,315,849

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini S&P MidCap 400 Index	72	3/17	$11,945,520	($122,040)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $15,439,854 as of December 31, 2016.
(b) Represents an investment in an affiliate effective December 31, 2016 due to the issuer's affiliation with the Portfolio's investment advisor.
(c) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $0, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

Abbreviations:
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
Ltd.:	Limited
plc:	Public Limited Company
SPDR:	Standard & Poor's Depository Receipt
See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $436,313,020) - see accompanying schedule	$523,553,733
Receivable for shares sold	51,998
Dividends and interest receivable	613,324
Securities lending income receivable	9,664
Directors' deferred compensation plan	133,554
Receivable from affiliates	107,214
Total assets	524,469,487

LIABILITIES
Collateral for securities loaned	15,875,290
Payable for shares redeemed	675,461
Payable for futures contracts variation margin	49,680
Payable to affiliates:
Investment advisory fee	128,168
Administrative fees	43,187
Distribution Plan expenses	44,319
Shareholder servicing agent fee	3,239
Directors' fees and expenses	20,292
Directors' deferred compensation plan	133,554
Accrued expenses and other liabilities	180,448
Total liabilities	17,153,638
NET ASSETS	$507,315,849

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,321,346 shares outstanding	144,560,003
Class F: 2,432,383 shares outstanding	251,561,079
Undistributed net investment income	3,701,747
Accumulated net realized gain (loss)	20,374,347
Net unrealized appreciation (depreciation)	87,118,673
NET ASSETS	$507,315,849

NET ASSET VALUE PER SHARE
Class I (based on net assets of $246,310,370)	$106.11
Class F (based on net assets of $261,005,479)	$107.30
See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income	$5,165,326
Securities lending income	54,067
Other income	45,649
Interest income	41,236
Total investment income	5,306,278

Expenses:
Investment advisory fee	981,210
Administrative fees	377,990
Transfer agency fees and expenses:
Class I	22,109
Class F	60,439
Distribution Plan expenses:
Class F	199,507
Directors' fees and expenses	68,850
Accounting fees	94,250
Custodian fees	49,025
Professional fees	50,197
Reports to shareholders	68,792
Licensing fees	37,753
Miscellaneous	21,493
Total expenses	2,031,615
Reimbursement from Advisor:
Class I	(276,019)
Class F	(114,398)
Administrative fees waived	(50,456)
Net expenses	1,590,742
NET INVESTMENT INCOME (LOSS)	3,715,536

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	19,016,782 2,082,145
Futures	2,082,145
Capital gains distributions received	446,754
21,545,681

Net change in unrealized appreciation (depreciation) on:
Investments	35,709,574
Futures	(169,060)
35,540,514

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,086,195

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,801,731
See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$3,715,536	$2,613,322
Net realized gain (loss)	21,545,681	18,601,807
Net change in unrealized appreciation (depreciation)	35,540,514	(27,673,806)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,801,731	(6,458,677)

Distributions to shareholders from:
Net investment income:
Class I shares	(998,487)	(215,559)
Class F shares	(1,286,890)	—
Net realized gain:
Class I shares	(7,900,708)	(3,781,218)
Class F shares	(8,254,336)	(216,938)
Total distributions	(18,440,421)	(4,213,715)

Capital share transactions:
Shares sold:
Class I shares	17,959,063	19,394,619
Class F shares	238,938,368	5,906,496
Reinvestment of distributions:
Class I shares	8,899,195	3,996,777
Class F shares	9,541,226	216,938
Shares redeemed:
Class I shares	(36,608,347)	(32,877,804)
Class F shares	(9,287,540)	(982,332)
Total capital share transactions	229,441,965	(4,345,306)

TOTAL INCREASE (DECREASE) IN NET ASSETS	271,803,275	(15,017,698)

NET ASSETS
Beginning of year	235,512,574	250,530,272
End of year (including undistributed net investment income of $3,701,747 and $2,294,403, respectively)	$507,315,849	$235,512,574

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	181,528	198,681
Class F shares	2,292,555	59,791
Reinvestment of distributions:
Class I shares	83,781	42,884
Class F shares	88,822	2,295
Shares redeemed:
Class I shares	(374,747)	(337,945)
Class F shares	(89,586)	(9,981)
Total capital share activity	2,182,353	(44,275)
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 20,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in common stocks of the companies that compose the S&P MidCap 400 Index. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy.
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

22 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$490,308,434	$—	$0	$490,308,434
Exchange-Traded Funds	5,431,140	—	—	5,431,140
U.S. Treasury Obligations	—	995,762	—	995,762
Time Deposit	—	10,943,107	—	10,943,107
Short Term Investment of Cash Collateral For Securities Loaned	15,875,290	—	—	15,875,290
TOTAL	$511,614,864	$11,938,869	$0^	$523,553,733
Futures Contracts***	($122,040)	$—	$—	($122,040)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities are valued at $0 and represent 0.0% of net assets.

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There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December 31, 2016, futures contracts were used to provide equity market exposure for uncommitted cash balances. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$—*	Net unrealized appreciation (depreciation)	($122,040)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	$2,082,145	($169,060)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			84
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.20% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the rate of 0.30% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the investment advisory fee amounted to $981,210 or 0.30% of the Portfolio’s average daily net assets, of which $2,787 was paid to CRM and $978,423 was paid to CIM.
Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.55% for Class F and 0.30% for Class I of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to December 31, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.66% and for Class I to 0.41% of such class’ average daily net assets. Prior to May 1, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.81% and for Class I to 0.57% of such class’ average daily net assets and, for the period January 1, 2016 through April 30, 2016, voluntarily waived the portion of annual portfolio operating expenses for Class F in excess of 0.66% and for Class I in excess of 0.41%. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $4,437 and CIM waived or reimbursed expenses of $385,980, of which $100,172 were voluntarily waived.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $1,672, of which $279 were waived, and CIAS was paid administrative fees of $376,318, of which $50,177 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.20% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $199,507 or 0.20% of Class F’s average daily net assets, of which $1,434 was paid to EVD and $198,073 was paid to CID.

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Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $24,565 of which $104 was paid to EVM and $24,461 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $282,827,827 and $65,082,880, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$2,285,377	$215,559
Long-term capital gains	16,155,044	3,998,156
Total	$18,440,421	$4,213,715
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$100,495,586
Unrealized (depreciation)	(13,085,348)
Net unrealized appreciation (depreciation)	$87,410,238

Undistributed ordinary income	$3,722,038
Undistributed long-term capital gain	$20,082,783
Other temporary differences	($20,292)

Federal income tax cost of investments	$436,143,495
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Directors' fees, Section 1256 futures contracts, real estate investment trusts (REITs) and non-REIT return of capital distributions.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to non-REIT return of capital and expired capital loss carryforwards.

Undistributed net investment income	($22,815)
Accumulated net realized gain (loss)	69,329
Paid-in capital	(46,514)

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NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $15,439,854 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$15,875,290	$—	$—	$—	$15,875,290
Amount of recognized liabilities for securities lending transactions					$15,875,290
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, a separate account of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 14.7% and 50.5%, respectively, of the value of the outstanding shares of the Portfolio.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 100.0% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $16,155,044 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)
Net asset value, beginning	$91.52	$95.73	$96.10	$75.22	$66.38
Income from investment operations:
Net investment income	1.12	1.02	1.00	0.88	0.86
Net realized and unrealized gain (loss)	17.43	(3.56)	7.99	23.70	10.58
Total from investment operations	18.55	(2.54)	8.99	24.58	11.44
Distributions from:
Net investment income	(0.44)	(0.09)	(1.01)	(0.82)	(0.72)
Net realized gain	(3.52)	(1.58)	(8.35)	(2.88)	(1.88)
Total distributions	(3.96)	(1.67)	(9.36)	(3.70)	(2.60)
Total increase (decrease) in net asset value	14.59	(4.21)	(0.37)	20.88	8.84
Net asset value, ending	$106.11	$91.52	$95.73	$96.10	$75.22
Total return (b)	20.27%	(2.68%)	9.25%	32.82%	17.31%
Ratios to average net assets: (c)
Net investment income	1.15%	1.05%	1.01%	1.00%	1.17%
Total expenses	0.54%	0.54%	0.53%	0.52%	0.53%
Net expenses	0.41%	0.54%	0.53%	0.52%	0.53%
Portfolio turnover	20%	13%	14%	12%	10%
Net assets, ending (in thousands)	$246,310	$222,462	$241,929	$244,903	$188,872

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

28 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)
Net asset value, beginning	$92.83	$97.20	$97.32	$76.04	$67.03
Income from investment operations:
Net investment income	1.14	0.85	0.81	0.65	0.71
Net realized and unrealized gain (loss)	17.40	(3.64)	8.04	23.94	10.64
Total from investment operations	18.54	(2.79)	8.85	24.59	11.35
Distributions from:
Net investment income	(0.55)	—	(0.62)	(0.43)	(0.46)
Net realized gain	(3.52)	(1.58)	(8.35)	(2.88)	(1.88)
Total distributions	(4.07)	(1.58)	(8.97)	(3.31)	(2.34)
Total increase (decrease) in net asset value	14.47	(4.37)	(0.12)	21.28	9.01
Net asset value, ending	$107.30	$92.83	$97.20	$97.32	$76.04
Total return (b)	19.96%	(2.90%)	9.00%	32.47%	16.99%
Ratios to average net assets: (c)
Net investment income	1.10%	0.86%	0.81%	0.73%	0.95%
Total expenses	0.79%	0.77%	0.75%	0.90%	0.86%
Net expenses	0.66%	0.77%	0.75%	0.81%	0.80%
Portfolio turnover	20%	13%	14%	12%	10%
Net assets, ending (in thousands)	$261,005	$13,051	$8,601	$6,148	$2,677

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
4,053,401	155,559	339,634

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
4,052,992	193,404	302,197
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
1,989,090	110,482	264,320
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and a new Investment Sub-Advisory Agreement between the Adviser and Ameritas Investment Partners, Inc. (the “Sub-Adviser”), each with respect to the Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from the Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its

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relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have the Sub-Adviser, an affiliate of CIM, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Adviser and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreement.
In evaluating the new Investment Sub-Advisory Agreement, the Directors considered information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, the Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreement, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Sub-Adviser; the Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and the Sub-Adviser’s performance in executing its investment strategies; the Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of the Sub-Adviser’s personnel; and the Sub-Adviser’s financial condition with respect to its ability to perform the services required under the new Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Adviser used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Sub-Adviser under the new Investment Sub-Advisory Agreement.

32 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

In considering the cost of services to be provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to the Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fee at arm’s length with the Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fee was reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Because CRM would pay the Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) the Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreement, subject to approval of the Portfolio's shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24223 12.31.16

Calvert VP Nasdaq 100 Index Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
15	Notes to Financial Statements
21	Financial Highlights
23	Special Meeting of Shareholders
23	Proxy Voting
23	Availability of Quarterly Portfolio Holdings
24	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
27	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
There was no shortage of news-making events in 2016. The year began with a sharp decline in U.S. equities as concern over China’s economic growth and plunging crude oil prices sent the market into a 10% sell-off. After crude oil found a bottom near $26 per barrel, so did U.S. stocks as they rebounded sharply to erase the early losses. The surprise result of the British referendum to leave the European Union in June sent U.S. stocks down 5% over a two-day period only to once again reverse course and move higher. In November, Donald Trump was elected the next President of the United States to the surprise of many including the financial markets. Conventional wisdom held that the result would be a negative for U.S. stocks, however after an initial overnight sell-off on election night, U.S. stocks roared higher into the end of the year. In December, the Federal Reserve increased its short-term target interest rate by 0.25%, marking the second increase in the past year. As this increase was widely expected, the U.S. markets took it as a non-event and were largely unchanged for the remainder of the year.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2016, Calvert VP Nasdaq 100 Index Portfolio Class I shares returned 6.59% compared with 7.27% for the NASDAQ-100 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Index generally underperformed the broad equity market, as measured by the S&P 500 Index, as it does not have exposure to financials or energy, two top performing sectors for the year. In addition, the Index’s health care exposure significantly trailed the broad market, which was driven by a few companies in the pharmaceuticals and biotechnology industry group.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and an investment sub-advisory agreement between CRM and Ameritas Investment Partners, Inc., for providing investment sub-advisory services to the Portfolio.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	55.0%
Consumer Discretionary	20.5%
Health Care	11.0%
Consumer Staples	6.1%
Exchange-Traded Funds	2.4%
Industrials	2.0%
Short-Term Investments	1.8%
Telecommunication Services	1.2%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	10.5%
Microsoft Corp.	8.2%
Amazon.com, Inc.	6.1%
Facebook, Inc., Class A	4.6%
Alphabet, Inc., Class C	4.5%
Alphabet, Inc., Class A	4.0%
Intel Corp.	2.9%
Comcast Corp., Class A	2.8%
Cisco Systems, Inc.	2.6%
Amgen, Inc.	1.8%
Total	48.0%

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 1

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	6.59%	17.16%	11.14%
Class F	6.30%	17.09%	11.10%
NASDAQ-100 Index	7.27%	17.90%	11.82%

Calvert VP Nasdaq 100 Index Portfolio first offered Class F shares on October 30, 2015. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratios from the current prospectus for Class I and Class F are 0.59% and 0.84%, respectively. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. The performance data and expense ratios reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

2 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class I
Actual	0.66%	$1,000.00	$1,104.30	$3.49
Hypothetical (5% return per year before expenses)	0.66%	$1,000.00	$1,021.82	$3.35
Class F
Actual	0.94%	$1,000.00	$1,102.90	$4.97
Hypothetical (5% return per year before expenses)	0.94%	$1,000.00	$1,020.41	$4.77

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Nasdaq 100 Index Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

4 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 95.8%

Airlines - 0.4%
American Airlines Group, Inc.	9,287	433,610

Automobiles - 0.5%
Tesla Motors, Inc. *(a)	2,680	572,689

Beverages - 0.4%
Monster Beverage Corp. *	10,266	455,194

Biotechnology - 8.3%
Alexion Pharmaceuticals, Inc. *	4,027	492,703
Amgen, Inc.	13,334	1,949,564
Biogen, Inc. *	3,900	1,105,962
BioMarin Pharmaceutical, Inc. *	3,072	254,484
Celgene Corp. *	13,919	1,611,124
Gilead Sciences, Inc.	23,614	1,690,999
Incyte Corp. *	3,376	338,512
Regeneron Pharmaceuticals, Inc. *	1,857	681,686
Shire plc (ADR)	1,460	248,755
Vertex Pharmaceuticals, Inc. *	4,449	327,758
		8,701,547

Commercial Services & Supplies - 0.2%
Cintas Corp.	1,881	217,368

Communications Equipment - 2.6%
Cisco Systems, Inc.	89,974	2,719,014

Diversified Telecommunication Services - 0.2%
SBA Communications Corp., Class A *	2,215	228,721

Food & Staples Retailing - 2.7%
Costco Wholesale Corp.	7,867	1,259,586
Walgreens Boots Alliance, Inc.	19,436	1,608,523
		2,868,109

Food Products - 3.0%
Kraft Heinz Co. (The)	21,866	1,909,339
Mondelez International, Inc., Class A	27,682	1,227,143
		3,136,482

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Health Care Equipment & Supplies - 0.8%
DENTSPLY SIRONA, Inc.	4,134	238,656
Hologic, Inc. *	4,987	200,078
Intuitive Surgical, Inc. *	691	438,212
		876,946

Health Care Providers & Services - 0.9%
Express Scripts Holding Co. *	11,052	760,267
Henry Schein, Inc. *	1,448	219,676
		979,943

Health Care Technology - 0.3%
Cerner Corp. *	6,064	287,252

Hotels, Restaurants & Leisure - 2.1%
Marriott International, Inc., Class A	7,018	580,248
Norwegian Cruise Line Holdings Ltd. *	4,006	170,375
Starbucks Corp.	26,087	1,448,351
		2,198,974

Internet & Direct Marketing Retail - 9.4%
Amazon.com, Inc. *	8,517	6,386,643
Ctrip.com International Ltd. (ADR) *	7,518	300,720
Expedia, Inc.	2,462	278,896
JD.com, Inc. (ADR) *	16,446	418,386
Liberty Interactive Corp. QVC Group, Class A *	7,868	157,203
Liberty Ventures, Series A *	1,430	52,724
Netflix, Inc. *	7,699	953,136
Priceline Group, Inc. (The) *	888	1,301,861
TripAdvisor, Inc. *	2,346	108,784
		9,958,353

Internet Software & Services - 15.5%
Akamai Technologies, Inc. *	3,099	206,641
Alphabet, Inc.:
Class A *	5,307	4,205,532
Class C *	6,185	4,773,707
Baidu, Inc. (ADR) *	4,921	809,062
eBay, Inc. *	20,202	599,797
Facebook, Inc., Class A *	41,957	4,827,153
NetEase, Inc. (ADR)	1,371	295,231
Yahoo!, Inc. *	17,092	660,948
		16,378,071

6 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

IT Services - 3.0%
Automatic Data Processing, Inc.	8,087	831,182
Cognizant Technology Solutions Corp., Class A *	10,899	610,671
Fiserv, Inc. *	3,924	417,043
Paychex, Inc.	6,474	394,137
PayPal Holdings, Inc. *	21,673	855,433
		3,108,466

Leisure Products - 0.3%
Hasbro, Inc.	2,237	174,016
Mattel, Inc.	6,008	165,521
		339,537

Life Sciences - Tools & Services - 0.3%
Illumina, Inc. *	2,633	337,129

Machinery - 0.4%
PACCAR, Inc.	6,295	402,250

Media - 6.5%
Charter Communications, Inc., Class A *	4,865	1,400,731
Comcast Corp., Class A	42,720	2,949,816
Discovery Communications, Inc.:
Class A *	2,656	72,801
Class C *	4,307	115,341
DISH Network Corp., Class A *	3,993	231,314
Liberty Global plc:
Class A *	4,752	145,364
Class C *	11,555	343,183
Liberty Global plc LiLAC:
Class A *	950	20,862
Class C *	2,175	46,045
Sirius XM Holdings, Inc. (a)	87,503	389,388
Twenty-First Century Fox, Inc.:
Class A	19,126	536,293
Class B	14,339	390,738
Viacom, Inc., Class B	6,117	214,707
		6,856,583

Multiline Retail - 0.3%
Dollar Tree, Inc. *	4,232	326,626

Pharmaceuticals - 0.4%
Mylan NV *	9,606	366,469

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Professional Services - 0.2%
Verisk Analytics, Inc. *	3,034	246,270

Road & Rail - 0.6%
CSX Corp.	16,869	606,103

Semiconductors & Semiconductor Equipment - 11.3%
Analog Devices, Inc.	5,521	400,935
Applied Materials, Inc.	19,237	620,778
Broadcom Ltd.	7,103	1,255,597
Intel Corp.	84,957	3,081,390
KLA-Tencor Corp.	2,802	220,461
Lam Research Corp.	2,878	304,291
Maxim Integrated Products, Inc.	5,018	193,544
Microchip Technology, Inc.	3,800	243,770
Micron Technology, Inc. *	18,647	408,742
NVIDIA Corp.	9,661	1,031,215
NXP Semiconductors NV *	6,045	592,471
QUALCOMM, Inc.	26,463	1,725,388
Skyworks Solutions, Inc.	3,357	250,634
Texas Instruments, Inc.	17,915	1,307,258
Xilinx, Inc.	4,478	270,337
		11,906,811

Software - 11.7%
Activision Blizzard, Inc.	13,315	480,805
Adobe Systems, Inc. *	8,948	921,196
Autodesk, Inc. *	3,964	293,376
CA, Inc.	7,523	239,006
Check Point Software Technologies Ltd. *	3,027	255,660
Citrix Systems, Inc. *	2,796	249,711
Electronic Arts, Inc. *	5,401	425,383
Intuit, Inc.	4,595	526,633
Microsoft Corp.	139,366	8,660,203
Symantec Corp.	11,054	264,080
		12,316,053

Specialty Retail - 1.3%
O'Reilly Automotive, Inc. *	1,702	473,854
Ross Stores, Inc.	7,091	465,170
Tractor Supply Co.	2,355	178,532
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,105	281,709
		1,399,265

8 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D

Technology Hardware, Storage & Peripherals - 11.0%
Apple, Inc.	95,577	11,069,728
Seagate Technology plc	5,268	201,079
Western Digital Corp.	5,105	346,885
		11,617,692

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,098	239,504

Wireless Telecommunication Services - 1.0%
T-Mobile US, Inc. *	14,774	849,653
Vodafone Group plc (ADR)	7,710	188,355
		1,038,008

Total Common Stocks (Cost $52,652,809)		101,119,039

EXCHANGE-TRADED FUNDS - 2.4%
Powershares QQQ Trust, Series 1	21,600	2,559,168

Total Exchange-Traded Funds (Cost $2,336,015)		2,559,168

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.3%
U.S. Treasury Bills, 0.573%, 8/17/17 ^	300,000	298,729

Total U.S. Treasury Obligations (Cost $298,911)		298,729

TIME DEPOSIT - 1.5%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	1,583,266	1,583,266

Total Time Deposit (Cost $1,583,266)		1,583,266

See notes to financial statements.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	424,618	424,618

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $424,618)		424,618

TOTAL INVESTMENTS (Cost $57,295,619) - 100.4%		105,984,820
Other assets and liabilities, net - (0.4%)		(448,047)
NET ASSETS - 100.0%		105,536,773

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini NASDAQ 100 Index	18	3/17	$1,751,040	($594)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $398,312 as of December 31, 2016.

Abbreviations:
ADR:	American Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

10 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $57,295,619) - see accompanying schedule	$105,984,820
Receivable for shares sold	73,844
Dividends and interest receivable	38,149
Securities lending income receivable	574
Directors' deferred compensation plan	50,925
Receivable from affiliates	1,968
Total assets	106,150,280

LIABILITIES
Collateral for securities loaned	424,618
Payable for shares redeemed	11,777
Payable for futures contracts variation margin	19,620
Payable to affiliates:
Investment advisory fee	31,154
Administrative fees	8,943
Distribution Plan expenses	235
Shareholder servicing agent fee	670
Directors' fees and expenses	4,416
Directors' deferred compensation plan	50,925
Accrued expenses and other liabilities	61,149
Total liabilities	613,507
NET ASSETS	$105,536,773

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,078,005 shares outstanding	53,979,180
Class F: 21,720 shares outstanding	1,044,850
Undistributed net investment income	663,581
Accumulated net realized gain (loss)	1,160,555
Net unrealized appreciation (depreciation)	48,688,607
NET ASSETS	$105,536,773

NET ASSET VALUE PER SHARE
Class I (based on net assets of $104,449,272)	$50.26
Class F (based on net assets of $1,087,501)	$50.07
See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,257,705
Securities lending income	16,590
Other income	12,954
Interest income	10,234
Total investment income	1,297,483

Expenses:
Investment advisory fee	341,954
Administrative fees	111,423
Transfer agency fees and expenses:
Class I	13,523
Class F	3,484
Distribution Plan expenses:
Class F	1,513
Directors' fees and expenses	19,226
Accounting fees	32,709
Custodian fees	14,907
Professional fees	27,972
Reports to shareholders	27,485
Licensing fees	29,323
Miscellaneous	22,298
Total expenses	645,817
Reimbursement from Advisor:
Class I	(506)
Class F	(3,189)
Administrative fees waived	(13,680)
Net expenses	628,442
NET INVESTMENT INCOME (LOSS)	669,041

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	701,371
Futures	470,076
1,171,447

Net change in unrealized appreciation (depreciation) on:
Investments	5,259,538
Futures	(1,024)
5,258,514

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,429,961

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,099,002
See notes to financial statements.

12 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$669,041	$542,077
Net realized gain (loss)	1,171,447	3,304,652
Net change in unrealized appreciation (depreciation)	5,258,514	3,767,005
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,099,002	7,613,734

Distributions to shareholders from:
Net investment income:
Class I shares	(517,579)	(48,796)
Class F shares	(6,404)	—(a)
Net realized gain:
Class I shares	(3,281,581)	(1,520,782)
Class F shares	(34,321)	(1,608)(a)
Total distributions	(3,839,885)	(1,571,186)

Capital share transactions:
Shares sold:
Class I shares	17,976,178	15,059,436
Class F shares	958,966	100,001(a)
Reinvestment of distributions:
Class I shares	3,799,160	1,569,578
Class F shares	40,725	1,608(a)
Shares redeemed:
Class I shares	(14,215,532)	(11,695,826)
Class F shares	(56,450)	—(a)
Total capital share transactions	8,503,047	5,034,797

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,762,164	11,077,345

NET ASSETS
Beginning of year	93,774,609	82,697,264
End of year (including undistributed net investment income of $663,581 and $542,067, respectively)	$105,536,773	$93,774,609
See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	376,970	315,094
Class F shares	19,969	1,991(a)
Reinvestment of distributions:
Class I shares	74,625	31,416
Class F shares	803	32(a)
Shares redeemed:
Class I shares	(288,812)	(245,382)
Class F shares	(1,075)	—(a)
Total capital share activity	182,480	103,151

(a) From October 30, 2015 inception.
See notes to financial statements.

14 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 20,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is non-diversified and invests primarily in common stocks of the companies that compose the NASDAQ-100 Index. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares commenced operations on October 30, 2015, and are subject to Distribution Plan expenses, while Class I shares are not. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy.
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$101,119,039	$—	$—	$101,119,039
Exchange-Traded Funds	2,559,168	—	—	2,559,168
U.S. Treasury Obligations	—	298,729	—	298,729
Time Deposit	—	1,583,266	—	1,583,266
Short Term Investment of Cash Collateral For Securities Loaned	424,618	—	—	424,618
TOTAL	$104,102,825	$1,881,995	$—	$105,984,820
Futures Contracts***	($594)	$—	$—	($594)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge or to provide equity market exposure to the Portfolio's uncommitted cash balances. The Portfolio may not

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enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December 31, 2016, futures contracts were used to provide equity market exposure for uncommitted cash balances. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$—*	Net unrealized appreciation (depreciation)	($594)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	$470,076	($1,024)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			36
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date

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of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.30% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the rate of 0.35% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the investment advisory fee amounted to $341,954 or 0.35% of the Portfolio’s average daily net assets, of which $874 was paid to CRM and $341,080 was paid to CIM.
Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.73% for Class F and 0.48% for Class I of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to December 31, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.94% and for Class I to 0.69% of such class’ average daily net assets. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $567 and CIM waived or reimbursed expenses of $3,128.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $350, of which $58 were waived, and CIAS was paid administrative fees of $111,073, of which $13,622 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.25% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $1,513 or 0.25% of Class F’s average daily net assets, of which $8 was paid to EVD and $1,505 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $7,330 of which $22 was paid to EVM and $7,308 was paid to CIS.

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Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $11,065,613 and $4,395,808, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$579,230	$197,601
Long-term capital gains	3,260,655	1,373,585
Total	$3,839,885	$1,571,186
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$50,164,625
Unrealized (depreciation)	(1,490,149)
Net unrealized appreciation (depreciation)	$48,674,476

Undistributed ordinary income	$690,035
Undistributed long-term capital gain	$1,152,648
Other temporary differences	($4,416)

Federal income tax cost of investments	$57,310,344
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts, deferred Directors' fees and non-REIT return of capital distributions.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to non-REIT return of capital distributions.

Undistributed net investment income	($23,544)
Accumulated net realized gain (loss)	23,544
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally

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invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $398,312 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$424,618	$—	$—	$—	$424,618
Amount of recognized liabilities for securities lending transactions					$424,618
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, a separate account of an insurance company that is an affiliate of AIP and another insurance company owned 42.5% and 14.0%, respectively, of the value of the outstanding shares of the Portfolio.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 100% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $3,260,655 of the long-term capital gain distributions paid during the year as capital gain dividends and $55,247 as qualifying short term capital gain distributions in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning	$48.91	$45.59	$42.98	$32.57	$29.67
Income from investment operations:
Net investment income	0.34	0.29	0.53	0.32	0.28
Net realized and unrealized gain (loss)	2.91	3.87	7.55	11.39	4.90
Total from investment operations	3.25	4.16	8.08	11.71	5.18
Distributions from:
Net investment income	(0.26)	(0.03)	(0.57)	(0.32)	(0.24)
Net realized gain	(1.64)	(0.81)	(4.90)	(0.98)	(2.04)
Total distributions	(1.90)	(0.84)	(5.47)	(1.30)	(2.28)
Total increase (decrease) in net asset value	1.35	3.32	2.61	10.41	2.90
Net asset value, ending	$50.26	$48.91	$45.59	$42.98	$32.57
Total return (b)	6.59%	9.07%	18.66%	36.05%	17.62%
Ratios to average net assets: (c)
Net investment income	0.69%	0.61%	1.07%	0.80%	0.84%
Total expenses	0.66%	0.62%	0.63%	0.61%	0.63%
Net expenses	0.64%	0.62%	0.63%	0.61%	0.63%
Portfolio turnover	5%	8%	11%	13%	17%
Net assets, ending (in thousands)	$104,449	$93,676	$82,697	$80,774	$64,689

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2016 (a)	December 31, 2015 (a)(b)
Net asset value, beginning	$48.91	$50.24
Income from investment operations:
Net investment income	0.18	0.06
Net realized and unrealized gain (loss)	2.93	(0.58)
Total from investment operations	3.11	(0.52)
Distributions from:
Net investment income	(0.31)	—
Net realized gain	(1.64)	(0.81)
Total distributions	(1.95)	(0.81)
Total increase (decrease) in net asset value	1.16	(1.33)
Net asset value, ending	$50.07	$48.91
Total return (c)	6.30%	(1.07%)
Ratios to average net assets: (d)
Net investment income	0.36%	0.71%(e)
Total expenses	1.48%	0.87%(e)
Net expenses	0.94%	0.87%(e)
Portfolio turnover	5%	8%
Net assets, ending (in thousands)	$1,088	$99

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
1,619,305	115,180	101,606

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
1,584,580	127,558	123,952
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
21,080	0	0
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and a new Investment Sub-Advisory Agreement between the Adviser and Ameritas Investment Partners, Inc. (the “Sub-Adviser”), each with respect to the Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from the Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its

24 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have the Sub-Adviser, an affiliate of CIM, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Adviser and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreement.
In evaluating the new Investment Sub-Advisory Agreement, the Directors considered information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, the Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreement, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Sub-Adviser; the Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and the Sub-Adviser’s performance in executing its investment strategies; the Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of the Sub-Adviser’s personnel; and the Sub-Adviser’s financial condition with respect to its ability to perform the services required under the new Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Adviser used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Sub-Adviser under the new Investment Sub-Advisory Agreement.

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In considering the cost of services to be provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to the Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fee at arm’s length with the Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fee was reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Because CRM would pay the Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) the Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreement, subject to approval of the Portfolio's shareholders.

26 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

28 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24229 12.31.16

Calvert VP Russell 2000 Small Cap Index Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
54	Statement of Assets and Liabilities
55	Statement of Operations
56	Statements of Changes in Net Assets
58	Notes to Financial Statements
66	Financial Highlights
68	Special Meeting of Shareholders
68	Proxy Voting
68	Availability of Quarterly Portfolio Holdings
69	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
72	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
There was no shortage of news-making events in 2016. The year began with a sharp decline in U.S. equities as concern over China’s economic growth and plunging crude oil prices sent the U.S. market into a 10% sell-off. After crude oil found a bottom near $26 per barrel, so did stocks as they rebounded sharply to erase the early losses. The surprise result of the British referendum to leave the European Union in June sent U.S. stocks down 5% over a two-day period only to once again reverse course and move higher. In November, Donald Trump was elected the next President of the United States to the surprise of many including the financial markets. Conventional wisdom held that the result would be a negative for U.S. stocks, however after an initial overnight sell-off on election night, U.S. stocks roared higher into the end of the year. In December, the Federal Reserve increased its short-term target interest rate by 0.25%, marking the second increase in the past year. As this increase was widely expected, the markets took it as a non-event and were largely unchanged for the remainder of the year.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2016, Calvert VP Russell 2000 Small Cap Index Portfolio Class I shares returned 20.92% compared with 21.31% for the Russell 2000 Index (“the Index”). The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. After underperforming the broad market for the past two years, small cap stocks surged higher, handily beating large cap stocks. The materials and energy sectors led the way with all but one sector earning double digit returns. The lone detractor from Index performance was the health care sector, which posted a negative return.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and an investment sub-advisory agreement between CRM and Ameritas Investment Partners, Inc., for providing investment sub-advisory services to the Portfolio.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	18.1%
Information Technology	15.5%
Industrials	13.3%
Consumer Discretionary	11.4%
Health Care	10.9%
Real Estate	7.2%
Short-Term Investments	6.2%
Materials	4.4%
Energy	3.3%
Utilities	3.3%
Exchange-Traded Funds	3.0%
Consumer Staples	2.7%
Telecommunication Services	0.7%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Advanced Micro Devices, Inc.	0.4%
Microsemi Corp.	0.3%
Webster Financial Corp.	0.3%
Prosperity Bancshares, Inc.	0.2%
Bank of the Ozarks, Inc.	0.2%
RSP Permian, Inc.	0.2%
Curtiss-Wright Corp.	0.2%
EMCOR Group, Inc.	0.2%
Aspen Technology, Inc.	0.2%
PrivateBancorp, Inc.	0.2%
Total	2.4%

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 1

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	20.92%	13.72%	6.40%
Class F	20.63%	13.47%	6.18%
Russell 2000 Index	21.31%	14.46%	7.07%

Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratios from the current prospectus are 0.71% and 0.93% for Class I and F shares, respectively. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. The performance data and expense ratios reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class I
Actual	0.53%	$1,000.00	$1,184.60	$2.91
Hypothetical (5% return per year before expenses)	0.53%	$1,000.00	$1,022.47	$2.69
Class F
Actual	0.78%	$1,000.00	$1,183.20	$4.28
Hypothetical (5% return per year before expenses)	0.78%	$1,000.00	$1,021.22	$3.96

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Russell 2000 Small Cap Index Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 91.0%

Aerospace & Defense - 1.4%
AAR Corp.	2,738	90,491
Aerojet Rocketdyne Holdings, Inc. *	5,146	92,371
Aerovironment, Inc. *	1,707	45,799
Astronics Corp. *	1,505	50,929
Cubic Corp.	2,177	104,387
Curtiss-Wright Corp.	3,741	367,965
DigitalGlobe, Inc. *	5,454	156,257
Ducommun, Inc. *	914	23,362
Engility Holdings, Inc. *	1,480	49,876
Esterline Technologies Corp. *	2,554	227,817
KEYW Holding Corp. (The) *	2,749	32,411
KLX, Inc. *	4,563	205,837
Kratos Defense & Security Solutions, Inc. *	3,789	28,039
Mercury Systems, Inc. *	3,069	92,745
Moog, Inc., Class A *	2,761	181,342
National Presto Industries, Inc.	420	44,688
Sparton Corp. *	882	21,036
Taser International, Inc. *(a)	4,509	109,298
Teledyne Technologies, Inc. *	2,890	355,470
Triumph Group, Inc.	4,259	112,863
Vectrus, Inc. *	813	19,390
Wesco Aircraft Holdings, Inc. *	4,699	70,250
		2,482,623

Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. *	4,073	65,005
Atlas Air Worldwide Holdings, Inc. *	1,930	100,650
Echo Global Logistics, Inc. *	2,286	57,264
Forward Air Corp.	2,390	113,238
Hub Group, Inc., Class A *	2,896	126,700
Park-Ohio Holdings Corp.	726	30,928
Radiant Logistics, Inc. *	2,087	8,139
XPO Logistics, Inc. *	8,259	356,458
		858,382

Airlines - 0.3%
Allegiant Travel Co.	1,141	189,863
Hawaiian Holdings, Inc. *	4,555	259,635
SkyWest, Inc.	4,036	147,112
		596,610

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Auto Components - 1.1%
American Axle & Manufacturing Holdings, Inc. *	6,625	127,863
Cooper Tire & Rubber Co.	4,783	185,820
Cooper-Standard Holding, Inc. *	1,281	132,430
Dana, Inc.	12,877	244,405
Dorman Products, Inc. *	2,290	167,307
Federal-Mogul Holdings Corp. *(a)	2,583	26,631
Fox Factory Holding Corp. *	1,744	48,396
Gentherm, Inc. *	3,149	106,594
Horizon Global Corp. *	1,398	33,552
LCI Industries	2,050	220,887
Metaldyne Performance Group, Inc.	1,006	23,088
Modine Manufacturing Co. *	4,047	60,300
Motorcar Parts of America, Inc. *	1,400	37,688
Spartan Motors, Inc.	2,591	23,967
Standard Motor Products, Inc.	1,855	98,723
Stoneridge, Inc. *	2,174	38,458
Strattec Security Corp.	311	12,533
Superior Industries International, Inc.	1,957	51,567
Tenneco, Inc. *	4,871	304,291
Tower International, Inc.	1,846	52,334
Unique Fabricating, Inc.	514	7,504
Workhorse Group, Inc. *(a)	892	6,298
		2,010,636

Automobiles - 0.0%
Winnebago Industries, Inc.	2,078	65,769

Banks - 10.8%
1st Source Corp.	1,262	56,361
Access National Corp. (a)	561	15,573
ACNB Corp.	464	14,500
Allegiance Bancshares, Inc. *	856	30,944
American National Bankshares, Inc.	705	24,534
Ameris Bancorp	2,940	128,184
Ames National Corp. (a)	756	24,948
Arrow Financial Corp.	1,033	41,836
Atlantic Capital Bancshares, Inc. *	1,350	25,650
Banc of California, Inc.	3,886	67,422
BancFirst Corp.	651	60,576
Banco Latinoamericano de Comercio Exterior S.A.	2,614	76,956
Bancorp, Inc. (The) *	4,384	34,458
BancorpSouth, Inc.	7,480	232,254
Bank of Marin Bancorp	545	38,014
Bank of NT Butterfield & Son Ltd. (The)	991	31,157
Bank of the Ozarks, Inc.	7,487	393,741
Bankwell Financial Group, Inc. (a)	446	14,495

6 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Banner Corp.	2,593	144,715
Bar Harbor Bankshares	461	21,819
Berkshire Hills Bancorp, Inc.	2,803	103,291
Blue Hills Bancorp, Inc.	1,921	36,019
BNC Bancorp	3,505	111,809
Boston Private Financial Holdings, Inc.	7,071	117,025
Bridge Bancorp, Inc.	1,543	58,480
Brookline Bancorp, Inc.	5,406	88,658
Bryn Mawr Bank Corp.	1,427	60,148
C&F Financial Corp.	251	12,512
California First National Bancorp	183	2,864
Camden National Corp.	1,318	58,585
Capital Bank Financial Corp., Class A	2,063	80,973
Capital City Bank Group, Inc.	1,232	25,231
Capstar Financial Holdings, Inc. *	257	5,644
Cardinal Financial Corp.	2,513	82,401
Carolina Financial Corp.	798	24,570
Cascade Bancorp *	3,096	25,140
Cathay General Bancorp	6,414	243,924
CenterState Banks, Inc.	4,005	100,806
Central Pacific Financial Corp.	2,359	74,120
Central Valley Community Bancorp	682	13,613
Century Bancorp, Inc., Class A	277	16,620
Chemical Financial Corp.	5,691	308,281
Chemung Financial Corp. (a)	245	8,906
Citizens & Northern Corp.	1,125	29,475
City Holding Co.	1,174	79,362
CNB Financial Corp.	1,282	34,281
CoBiz Financial, Inc.	2,995	50,586
Codorus Valley Bancorp, Inc. (a)	631	18,047
Columbia Banking System, Inc.	5,015	224,070
Community Bank System, Inc.	3,719	229,797
Community Trust Bancorp, Inc.	1,316	65,274
ConnectOne Bancorp, Inc.	2,307	59,867
County Bancorp, Inc.	375	10,114
CU Bancorp *	1,297	46,433
Customers Bancorp, Inc. *	1,897	67,951
CVB Financial Corp.	8,737	200,339
Eagle Bancorp, Inc. *	2,641	160,969
Enterprise Bancorp, Inc.	790	29,672
Enterprise Financial Services Corp.	1,698	73,014
Equity Bancshares, Inc., Class A *	420	14,129
Farmers Capital Bank Corp.	578	24,305
Farmers National Banc Corp.	1,937	27,505
FB Financial Corp. *	558	14,480
FCB Financial Holdings, Inc., Class A *	2,587	123,400
Fidelity Southern Corp.	1,497	35,434

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Financial Institutions, Inc.	1,134	38,783
First Bancorp, Inc./NC	1,553	42,148
First Bancorp, Inc./ME	691	22,872
First BanCorp. *	9,341	61,744
First Busey Corp.	2,467	75,934
First Business Financial Services, Inc.	708	16,794
First Citizens BancShares, Inc., Class A	655	232,525
First Commonwealth Financial Corp.	7,650	108,477
First Community Bancshares, Inc.	1,464	44,125
First Community Financial Partners, Inc. *(a)	1,059	12,390
First Connecticut Bancorp, Inc.	1,089	24,666
First Financial Bancorp	5,061	143,985
First Financial Bankshares, Inc. (a)	5,513	249,188
First Financial Corp.	780	41,184
First Financial Northwest, Inc.	708	13,976
First Foundation, Inc. *	1,028	29,298
First Internet Bancorp (a)	405	12,960
First Interstate BancSystem, Inc., Class A	1,662	70,718
First Merchants Corp.	3,519	132,490
First Mid-Illinois Bancshares, Inc.	447	15,198
First Midwest Bancorp, Inc.	6,952	175,399
First NBC Bank Holding Co. *(a)	1,338	9,767
First Northwest Bancorp *	864	13,478
First of Long Island Corp. (The)	1,665	47,536
Flushing Financial Corp.	2,270	66,715
FNB Corp.	18,156	291,041
Franklin Financial Network, Inc. *	950	39,757
Fulton Financial Corp.	14,857	279,312
German American Bancorp, Inc.	1,152	60,607
Glacier Bancorp, Inc.	6,584	238,538
Great Southern Bancorp, Inc.	940	51,371
Great Western Bancorp, Inc.	5,101	222,353
Green Bancorp, Inc. *	1,638	24,898
Guaranty Bancorp	1,371	33,178
Hancock Holding Co.	6,687	288,210
Hanmi Financial Corp.	2,465	86,028
HarborOne Bancorp, Inc. *(a)	1,232	23,827
Heartland Financial USA, Inc.	1,961	94,128
Heritage Commerce Corp.	1,714	24,733
Heritage Financial Corp.	2,334	60,100
Heritage Oaks Bancorp	1,809	22,305
Hilltop Holdings, Inc.	6,480	193,104
Home BancShares, Inc.	10,453	290,280
HomeTrust Bancshares, Inc. *	1,500	38,850
Hope Bancorp, Inc.	11,083	242,607
Horizon Bancorp	1,530	42,840
IBERIABANK Corp.	3,738	313,057

8 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Independent Bank Corp.	1,586	34,416
Independent Bank Corp./Rockland	2,235	157,456
Independent Bank Group, Inc.	819	51,106
International Bancshares Corp.	4,729	192,943
Investors Bancorp, Inc.	25,127	350,522
Lakeland Bancorp, Inc.	3,213	62,653
Lakeland Financial Corp.	1,878	88,942
LCNB Corp.	686	15,950
LegacyTexas Financial Group, Inc.	3,831	164,963
Live Oak Bancshares, Inc. (a)	1,524	28,194
Macatawa Bank Corp.	2,061	21,455
MainSource Financial Group, Inc.	1,757	60,441
MB Financial, Inc.	6,396	302,083
MBT Financial Corp.	1,386	15,731
Mercantile Bank Corp.	1,239	46,710
Merchants Bancshares, Inc.	377	20,433
Middleburg Financial Corp. (a)	366	12,719
Midland States Bancorp, Inc.	287	10,384
MidWestOne Financial Group, Inc.	611	22,974
MutualFirst Financial, Inc.	424	14,034
National Bank Holdings Corp., Class A	2,041	65,087
National Bankshares, Inc. (a)	531	23,072
National Commerce Corp. *	716	26,599
NBT Bancorp, Inc.	3,663	153,406
Nicolet Bankshares, Inc. *	550	26,230
Northrim BanCorp, Inc.	525	16,590
OFG Bancorp	3,440	45,064
Old Line Bancshares, Inc.	652	15,635
Old National Bancorp	11,477	208,308
Old Second Bancorp, Inc.	2,274	25,128
Opus Bank	1,337	40,177
Orrstown Financial Services, Inc.	576	12,902
Pacific Continental Corp.	1,543	33,715
Pacific Mercantile Bancorp *	1,193	8,709
Pacific Premier Bancorp, Inc. *	2,264	80,032
Paragon Commercial Corp. *	74	3,235
Park National Corp.	1,149	137,489
Park Sterling Corp.	3,952	42,642
Peapack Gladstone Financial Corp.	1,336	41,256
Penns Woods Bancorp, Inc. (a)	415	20,958
People's Utah Bancorp	1,012	27,172
Peoples Bancorp, Inc.	1,418	46,028
Peoples Financial Services Corp. (a)	676	32,921
Pinnacle Financial Partners, Inc.	3,723	258,004
Preferred Bank	1,057	55,408
Premier Financial Bancorp, Inc.	729	14,653
PrivateBancorp, Inc.	6,630	359,280

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Prosperity Bancshares, Inc.	5,652	405,701
QCR Holdings, Inc.	901	39,013
Renasant Corp.	3,528	148,952
Republic Bancorp, Inc., Class A	907	35,863
Republic First Bancorp, Inc. *	4,071	33,993
S&T Bancorp, Inc.	2,878	112,357
Sandy Spring Bancorp, Inc.	1,834	73,342
Seacoast Banking Corp. of Florida *	2,308	50,914
ServisFirst Bancshares, Inc. (a)	3,980	149,011
Shore Bancshares, Inc.	977	14,899
Sierra Bancorp	987	26,244
Simmons First National Corp., Class A	2,531	157,302
South State Corp.	2,042	178,471
Southern First Bancshares, Inc. *	447	16,092
Southern National Bancorp of Virginia, Inc.	873	14,265
Southside Bancshares, Inc.	2,220	83,627
Southwest Bancorp, Inc.	1,698	49,242
State Bank Financial Corp.	2,758	74,080
Sterling Bancorp	10,949	256,207
Stock Yards Bancorp, Inc.	1,843	86,529
Stonegate Bank	892	37,223
Suffolk Bancorp	896	38,367
Summit Financial Group, Inc.	649	17,867
Sun Bancorp, Inc.	618	16,068
Texas Capital Bancshares, Inc. *	4,189	328,418
Tompkins Financial Corp.	1,253	118,459
TowneBank	4,827	160,498
TriCo Bancshares	1,576	53,868
TriState Capital Holdings, Inc. *	1,979	43,736
Triumph Bancorp, Inc. *	1,130	29,550
Trustmark Corp.	5,825	207,661
UMB Financial Corp.	3,878	299,071
Umpqua Holdings Corp.	18,656	350,360
Union Bankshares Corp.	3,482	124,447
Union Bankshares, Inc./VT	303	13,771
United Bankshares, Inc. (a)	5,674	262,422
United Community Banks, Inc.	6,061	179,527
Univest Corp. of Pennsylvania	1,929	59,606
Valley National Bancorp	21,399	249,084
Veritex Holdings, Inc. *	643	17,175
Washington Trust Bancorp, Inc.	1,232	69,054
WashingtonFirst Bankshares, Inc.	662	19,177
Webster Financial Corp.	7,754	420,887
WesBanco, Inc.	3,468	149,332
West BanCorp., Inc.	1,387	34,259
Westamerica BanCorp.	2,132	134,167
Wintrust Financial Corp.	4,448	322,791

10 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Xenith Bankshares, Inc. *	630	17,766
Yadkin Financial Corp.	4,309	147,626
		18,841,885

Beverages - 0.2%
Boston Beer Company, Inc. (The), Class A *	762	129,426
Coca-Cola Bottling Co. Consolidated	359	64,207
Craft Brew Alliance, Inc. *	855	14,449
MGP Ingredients, Inc. (a)	1,083	54,128
National Beverage Corp.	894	45,666
Primo Water Corp. *	1,645	20,201
		328,077

Biotechnology - 3.8%
Acceleron Pharma, Inc. *	2,367	60,406
Achillion Pharmaceuticals, Inc. *	10,118	41,787
Acorda Therapeutics, Inc. *	3,713	69,804
Adamas Pharmaceuticals, Inc. *(a)	1,301	21,987
Aduro Biotech, Inc. *(a)	2,763	31,498
Advaxis, Inc. *	3,095	22,160
Adverum Biotechnologies, Inc. *(a)	1,509	4,376
Aevi Genomic Medicine, Inc. *	1,299	6,729
Agenus, Inc. *(a)	5,577	22,977
Aimmune Therapeutics, Inc. *(a)	2,048	41,882
Akebia Therapeutics, Inc. *	2,800	29,148
Alder Biopharmaceuticals, Inc. *	4,045	84,136
AMAG Pharmaceuticals, Inc. *(a)	3,012	104,818
Amicus Therapeutics, Inc. *	12,303	61,146
Anavex Life Sciences Corp. *(a)	2,544	10,074
Anthera Pharmaceuticals, Inc. *(a)	2,764	1,794
Applied Genetic Technologies Corp. *	989	9,247
Aptevo Therapeutics, Inc. *	1,265	3,087
Ardelyx, Inc. *	2,393	33,981
Arena Pharmaceuticals, Inc. *	19,683	27,950
Argos Therapeutics, Inc. *(a)	831	4,072
ARIAD Pharmaceuticals, Inc. *	15,280	190,083
Array BioPharma, Inc. *(a)	14,136	124,255
Arrowhead Pharmaceuticals, Inc *(a)	4,648	7,204
Asterias Biotherapeutics, Inc. *(a)	815	3,749
Atara Biotherapeutics, Inc. *(a)	1,810	25,702
Athersys, Inc. *(a)	5,933	9,077
Audentes Therapeutics, Inc. *	408	7,454
Avexis, Inc. *(a)	360	17,183
Axovant Sciences Ltd. *	1,904	23,648
Bellicum Pharmaceuticals, Inc. *(a)	1,633	22,241
BioCryst Pharmaceuticals, Inc. *(a)	5,597	35,429
BioSpecifics Technologies Corp. *	326	18,158

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
BioTime, Inc. *(a)	6,005	21,678
Bluebird Bio, Inc. *(a)	3,409	210,335
Blueprint Medicines Corp. *	1,559	43,730
Cara Therapeutics, Inc. *(a)	1,288	11,966
Celldex Therapeutics, Inc. *(a)	7,600	26,904
Cellular Biomedicine Group, Inc. *	759	9,943
Chelsea Therapeutics International Ltd. CVR *(b)	5,785	686
ChemoCentryx, Inc. *	2,120	15,688
Chimerix, Inc. *	3,539	16,279
Cidara Therapeutics, Inc. *	1,075	11,180
Clovis Oncology, Inc. *(a)	2,745	121,933
Coherus Biosciences, Inc. *	2,298	64,689
Concert Pharmaceuticals, Inc. *	1,187	12,214
Corvus Pharmaceuticals, Inc. *	259	3,704
Curis, Inc. *	8,583	26,436
Cytokinetics, Inc. *(a)	2,836	34,457
CytomX Therapeutics, Inc. *(a)	1,591	17,485
CytRx Corp. *(a)	4,998	1,860
Dimension Therapeutics, Inc. *(a)	449	1,953
Dyax Corp. CVR *(b)	11,242	12,479
Dynavax Technologies Corp. *(a)	3,029	11,965
Eagle Pharmaceuticals, Inc. *(a)	662	52,523
Edge Therapeutics, Inc. *(a)	906	11,325
Editas Medicine, Inc. *	525	8,521
Eiger BioPharmaceuticals, Inc. *	270	3,146
Emergent BioSolutions, Inc. *	2,531	83,118
Enanta Pharmaceuticals, Inc. *	1,235	41,373
Epizyme, Inc. *	3,242	39,228
Esperion Therapeutics, Inc. *	1,013	12,683
Exact Sciences Corp. *(a)	9,129	121,963
Exelixis, Inc. *(a)	19,185	286,048
FibroGen, Inc. *	4,522	96,771
Five Prime Therapeutics, Inc. *	2,330	116,756
Flexion Therapeutics, Inc. *(a)	2,249	42,776
Fortress Biotech, Inc. *(a)	2,656	7,171
Foundation Medicine, Inc. *(a)	920	16,284
Galena Biopharma, Inc. *(a)	714	1,386
Genomic Health, Inc. *	1,445	42,469
Geron Corp. *(a)	13,372	27,680
Global Blood Therapeutics, Inc. *	1,096	15,837
GlycoMimetics, Inc. *	798	4,868
Halozyme Therapeutics, Inc. *	9,416	93,030
Heron Therapeutics, Inc. *(a)	2,744	35,946
Idera Pharmaceuticals, Inc. *	7,586	11,379
Ignyta, Inc. *	1,416	7,505
Immune Design Corp. *	874	4,807
ImmunoGen, Inc. *(a)	6,651	13,568

12 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Immunomedics, Inc. *(a)	6,814	25,007
Infinity Pharmaceuticals, Inc. *	4,129	5,574
Inotek Pharmaceuticals Corp. *(a)	1,360	8,296
Inovio Pharmaceuticals, Inc. *	5,391	37,414
Insmed, Inc. *	5,347	70,741
Insys Therapeutics, Inc. *(a)	1,760	16,192
Intellia Therapeutics, Inc. *(a)	544	7,132
Invitae Corp. *	1,773	14,078
Ironwood Pharmaceuticals, Inc. *	11,173	170,835
Kadmon Holdings, Inc. *(a)	755	4,039
Karyopharm Therapeutics, Inc. *	1,782	16,751
Keryx Biopharmaceuticals, Inc. *(a)	6,152	36,051
Kite Pharma, Inc. *(a)	3,384	151,739
La Jolla Pharmaceutical Co. *	1,202	21,071
Lexicon Pharmaceuticals, Inc. *(a)	3,233	44,712
Ligand Pharmaceuticals, Inc. *(a)	1,645	167,148
Lion Biotechnologies, Inc. *(a)	4,591	31,907
Loxo Oncology, Inc. *(a)	1,039	33,367
MacroGenics, Inc. *	2,753	56,271
MannKind Corp. *	25,267	16,088
MediciNova, Inc. *(a)	2,314	13,953
Merrimack Pharmaceuticals, Inc. *(a)	10,539	42,999
MiMedx Group, Inc. *(a)	8,019	71,048
Minerva Neurosciences, Inc. *(a)	1,246	14,641
Mirati Therapeutics, Inc. *	893	4,242
Momenta Pharmaceuticals, Inc. *	5,612	84,461
Myovant Sciences Ltd. *	902	11,221
Myriad Genetics, Inc. *	5,830	97,186
NantKwest, Inc. *(a)	1,305	7,465
Natera, Inc. *	2,032	23,795
NewLink Genetics Corp. *(a)	1,605	16,499
Novavax, Inc. *(a)	20,685	26,063
OncoMed Pharmaceuticals, Inc. *	1,833	14,132
Ophthotech Corp. *(a)	2,634	12,722
Organovo Holdings, Inc. *(a)	8,100	27,459
Osiris Therapeutics, Inc. *(a)	1,445	7,095
Otonomy, Inc. *	1,873	29,781
OvaScience, Inc. *	1,811	2,771
PDL BioPharma, Inc. (a)	12,664	26,848
Pfenex, Inc. *	1,259	11,419
PharmAthene, Inc. *	4,855	15,779
Portola Pharmaceuticals, Inc. *(a)	4,254	95,460
Progenics Pharmaceuticals, Inc. *(a)	5,151	44,505
Protagonist Therapeutics, Inc. *	514	11,303
Proteostasis Therapeutics, Inc. *	494	6,056
Prothena Corp. plc *	2,999	147,521
PTC Therapeutics, Inc. *(a)	2,612	28,497

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Puma Biotechnology, Inc. *	2,382	73,127
Ra Pharmaceuticals, Inc. *	715	10,861
Radius Health, Inc. *(a)	2,725	103,632
REGENXBIO, Inc. *(a)	1,578	29,272
Regulus Therapeutics, Inc. *	2,183	4,912
Repligen Corp. *	2,916	89,871
Retrophin, Inc. *	3,127	59,194
Rigel Pharmaceuticals, Inc. *	7,590	18,064
Sage Therapeutics, Inc. *	2,537	129,539
Sangamo BioSciences, Inc. *	5,756	17,556
Sarepta Therapeutics, Inc. *	4,290	117,675
Selecta Biosciences, Inc. *(a)	433	7,426
Seres Therapeutics, Inc. *	1,389	13,751
Sorrento Therapeutics, Inc. *(a)	2,189	10,726
Spark Therapeutics, Inc. *	1,651	82,385
Spectrum Pharmaceuticals, Inc. *	6,050	26,802
Stemline Therapeutics, Inc. *	1,313	14,049
Syndax Pharmaceuticals, Inc. *	367	2,631
Synergy Pharmaceuticals, Inc. *	15,667	95,412
Synthetic Biologics, Inc. *	5,897	4,497
Syros Pharmaceuticals, Inc. *(a)	366	4,451
T2 Biosystems, Inc. *(a)	524	2,756
TESARO, Inc. *	2,415	324,769
TG Therapeutics, Inc. *(a)	2,728	12,685
Tobira Therapeutics, Inc. CVR *(b)	690	9,481
Tokai Pharmaceuticals, Inc. *(a)	500	489
Trevena, Inc. *	3,486	20,498
Trius Therapeutics, Inc. CVR *(b)	3,210	417
Trovagene, Inc. *(a)	1,887	3,963
Ultragenyx Pharmaceutical, Inc. *(a)	3,111	218,734
Vanda Pharmaceuticals, Inc. *	2,855	45,537
Veracyte, Inc. *(a)	444	3,437
Versartis, Inc. *	2,359	35,149
Vital Therapies, Inc. *	1,295	5,633
Voyager Therapeutics, Inc. *(a)	521	6,638
vTv Therapeutics, Inc., Class A *	500	2,415
XBiotech, Inc. *(a)	1,362	13,783
Xencor, Inc. *	3,040	80,013
Zafgen, Inc. *	1,272	4,045
ZIOPHARM Oncology, Inc. *(a)	10,495	56,148
		6,644,724

Building Products - 1.0%
AAON, Inc.	3,489	115,311
Advanced Drainage Systems, Inc.	2,999	61,779
American Woodmark Corp. *	1,194	89,848
Apogee Enterprises, Inc.	2,452	131,329

14 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Armstrong Flooring, Inc. *	1,823	36,296
Builders FirstSource, Inc. *	7,242	79,445
Caesarstone Ltd. *(a)	1,857	53,203
Continental Building Products, Inc. *	2,745	63,410
CSW Industrials, Inc. *	1,123	41,383
Gibraltar Industries, Inc. *	2,724	113,455
Griffon Corp.	2,639	69,142
Insteel Industries, Inc.	1,366	48,684
Masonite International Corp. *	2,623	172,593
NCI Building Systems, Inc. *	2,120	33,178
Patrick Industries, Inc. *	1,253	95,604
PGT Innovations, Inc. *	3,685	42,193
Ply Gem Holdings, Inc. *	1,862	30,258
Quanex Building Products Corp.	2,614	53,064
Simpson Manufacturing Co., Inc.	3,585	156,844
Trex Co., Inc. *	2,548	164,091
Universal Forest Products, Inc.	1,712	174,932
		1,826,042

Capital Markets - 1.3%
Arlington Asset Investment Corp., Class A (a)	1,962	29,077
Associated Capital Group, Inc., Class A	520	17,082
B. Riley Financial, Inc.	724	13,358
BGC Partners, Inc., Class A	18,805	192,375
Calamos Asset Management, Inc., Class A	1,559	13,329
Cohen & Steers, Inc.	1,662	55,843
Cowen Group, Inc., Class A *(a)	2,148	33,294
Diamond Hill Investment Group, Inc.	250	52,595
Evercore Partners, Inc., Class A	3,372	231,656
FBR & Co.	488	6,344
Fifth Street Asset Management, Inc.	520	3,484
Financial Engines, Inc.	4,620	169,785
GAIN Capital Holdings, Inc.	2,074	13,647
GAMCO Investors, Inc., Class A	342	10,564
Greenhill & Co., Inc.	2,260	62,602
Hennessy Advisors, Inc.	225	7,144
Houlihan Lokey, Inc.	950	29,564
INTL. FCStone, Inc. *	1,181	46,768
Investment Technology Group, Inc.	2,642	52,153
Janus Capital Group, Inc.	12,476	165,557
KCG Holdings, Inc., Class A *	4,088	54,166
Ladenburg Thalmann Financial Services, Inc. *	8,462	20,647
Manning & Napier, Inc.	1,164	8,788
Medley Management, Inc., Class A	520	5,148
Moelis & Co., Class A	1,358	46,036
OM Asset Management plc	3,127	45,342
Oppenheimer Holdings, Inc., Class A	932	17,335

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Piper Jaffray Cos. *	1,194	86,565
PJT Partners, Inc., Class A	1,381	42,645
Pzena Investment Management, Inc., Class A	1,231	13,676
Safeguard Scientifics, Inc. *	1,902	25,582
Silvercrest Asset Management Group, Inc., Class A	548	7,206
Stifel Financial Corp. *	5,542	276,823
Value Line, Inc.	91	1,775
Virtu Financial, Inc.	1,963	31,310
Virtus Investment Partners, Inc.	358	42,262
Waddell & Reed Financial, Inc., Class A (a)	6,858	133,800
Westwood Holdings Group, Inc.	603	36,174
Wins Finance Holdings, Inc. *(a)	110	19,800
WisdomTree Investments, Inc. (a)	9,928	110,598
		2,231,899

Chemicals - 2.3%
A Schulman, Inc.	2,260	75,597
AgroFresh Solutions, Inc. *	1,715	4,545
American Vanguard Corp.	2,506	47,990
Balchem Corp.	2,718	228,095
Calgon Carbon Corp.	4,068	69,156
Chase Corp.	526	43,947
Chemours Co. (The)	15,469	341,710
Chemtura Corp. *	5,503	182,700
Codexis, Inc. *	2,608	11,997
Ferro Corp. *	7,188	103,004
Flotek Industries, Inc. *(a)	4,728	44,396
FutureFuel Corp.	1,874	26,049
GCP Applied Technologies, Inc. *	6,126	163,870
Hawkins, Inc.	749	40,409
HB Fuller Co.	4,330	209,182
Ingevity Corp. *	3,679	201,830
Innophos Holdings, Inc.	1,613	84,295
Innospec, Inc.	2,039	139,671
KMG Chemicals, Inc.	568	22,090
Koppers Holdings, Inc. *	1,585	63,876
Kraton Corp. *	2,418	68,865
Kronos Worldwide, Inc.	1,877	22,411
LSB Industries, Inc. *(a)	1,588	13,371
Minerals Technologies, Inc.	2,994	231,286
Olin Corp.	13,989	358,258
OMNOVA Solutions, Inc. *	3,910	39,100
PolyOne Corp.	7,250	232,290
Quaker Chemical Corp.	1,117	142,909
Rayonier Advanced Materials, Inc.	3,138	48,513
Sensient Technologies Corp.	3,846	302,219
Stepan Co.	1,696	138,190

16 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
TerraVia Holdings, Inc. *(a)	6,808	7,829
Trecora Resources *	1,798	24,902
Tredegar Corp.	2,145	51,480
Trinseo S.A.	2,302	136,509
Tronox Ltd., Class A	4,908	50,601
Valhi, Inc.	1,474	5,100
		3,978,242

Commercial Services & Supplies - 2.3%
ABM Industries, Inc.	4,816	196,686
ACCO Brands Corp. *	8,482	110,690
Advanced Disposal Services, Inc. *	1,936	43,018
Aqua Metals, Inc. *(a)	838	10,986
ARC Document Solutions, Inc. *	3,218	16,348
Brady Corp., Class A	3,952	148,398
Brink's Co. (The)	3,891	160,504
Casella Waste Systems, Inc., Class A *	3,332	41,350
CECO Environmental Corp.	2,281	31,820
CompX International, Inc.	124	1,996
Deluxe Corp.	4,224	302,481
Ennis, Inc.	2,271	39,402
Essendant, Inc.	2,957	61,801
G&K Services, Inc., Class A	1,692	163,193
Healthcare Services Group, Inc.	6,081	238,193
Heritage-Crystal Clean, Inc. *	692	10,864
Herman Miller, Inc.	5,172	176,882
HNI Corp.	3,915	218,927
InnerWorkings, Inc. *	2,898	28,545
Interface, Inc.	5,588	103,657
Kimball International, Inc., Class B	2,797	49,115
Knoll, Inc.	4,151	115,937
Matthews International Corp., Class A	2,761	212,183
McGrath RentCorp	2,018	79,085
Mobile Mini, Inc.	3,826	115,737
MSA Safety, Inc.	2,684	186,082
Multi-Color Corp.	1,079	83,730
NL Industries, Inc. *	532	4,336
Quad/Graphics, Inc.	2,476	66,555
SP Plus Corp. *	1,439	40,508
Steelcase, Inc., Class A	7,435	133,087
Team, Inc. *	2,411	94,632
Tetra Tech, Inc.	4,992	215,405
TRC Cos., Inc. *	1,320	13,992
UniFirst Corp.	1,305	187,463
US Ecology, Inc.	1,886	92,697

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Viad Corp.	1,568	69,149
VSE Corp.	650	25,246
West Corp.	3,732	92,404
		3,983,084

Communications Equipment - 1.7%
ADTRAN, Inc.	4,115	91,970
Aerohive Networks, Inc. *(a)	1,801	10,266
Applied Optoelectronics, Inc. *	1,325	31,058
Bel Fuse, Inc., Class B	968	29,911
Black Box Corp.	1,186	18,086
CalAmp Corp. *	3,105	45,022
Calix, Inc. *	3,092	23,808
Ciena Corp. *	11,863	289,576
Clearfield, Inc. *(a)	1,022	21,155
Comtech Telecommunications Corp.	1,754	20,785
Digi International, Inc. *	2,313	31,804
EMCORE Corp.	1,917	16,678
Extreme Networks, Inc. *	8,019	40,336
Finisar Corp. *	9,288	281,148
Harmonic, Inc. *	5,980	29,900
Infinera Corp. *	12,137	103,043
InterDigital, Inc.	2,993	273,411
Ixia *	5,542	89,226
KVH Industries, Inc. *	1,491	17,594
Lumentum Holdings, Inc. *	4,364	168,669
NETGEAR, Inc. *	2,797	152,017
NetScout Systems, Inc. *	7,740	243,810
Oclaro, Inc. *	9,485	84,891
Plantronics, Inc.	2,867	156,997
Quantenna Communications, Inc. *	630	11,422
ShoreTel, Inc. *	5,065	36,215
Silicom Ltd.	438	17,997
Sonus Networks, Inc. *	4,404	27,745
Ubiquiti Networks, Inc. *(a)	2,241	129,530
ViaSat, Inc. *	4,340	287,395
Viavi Solutions, Inc. *	20,264	165,759
		2,947,224

Construction & Engineering - 0.9%
Aegion Corp. *	2,830	67,071
Ameresco, Inc., Class A *	1,452	7,986
Argan, Inc.	1,155	81,485
Comfort Systems USA, Inc.	3,203	106,660
Dycom Industries, Inc. *	2,639	211,885
EMCOR Group, Inc.	5,118	362,150
Granite Construction, Inc.	3,413	187,715

18 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Great Lakes Dredge & Dock Corp. *	5,123	21,517
HC2 Holdings, Inc. *	1,520	9,014
IES Holdings, Inc. *	610	11,681
Layne Christensen Co. *	1,411	15,337
MasTec, Inc. *	5,719	218,752
MYR Group, Inc. *	1,170	44,086
NV5 Holdings, Inc. *	620	20,708
Orion Marine Group, Inc. *	2,350	23,382
Primoris Services Corp.	3,477	79,206
Tutor Perini Corp. *	3,186	89,208
		1,557,843

Construction Materials - 0.2%
Forterra, Inc. *	1,612	34,916
Headwaters, Inc. *	6,283	147,776
Summit Materials, Inc., Class A *	6,658	158,393
United States Lime & Minerals, Inc.	156	11,817
US Concrete, Inc. *(a)	1,160	75,980
		428,882

Consumer Finance - 0.5%
Encore Capital Group, Inc. *(a)	1,856	53,174
Enova International, Inc. *	2,251	28,250
Ezcorp, Inc., Class A *	4,319	45,997
FirstCash, Inc.	4,110	193,170
Green Dot Corp., Class A *	3,541	83,391
LendingClub Corp. *(a)	28,408	149,142
Nelnet, Inc., Class A	1,738	88,203
PRA Group, Inc. *	3,981	155,657
Regional Management Corp. *	935	24,572
World Acceptance Corp. *(a)	581	37,347
		858,903

Containers & Packaging - 0.1%
AEP Industries, Inc.	367	42,609
Greif, Inc.:
Class A	2,211	113,446
Class B (a)	446	30,127
Multi Packaging Solutions International Ltd. *	1,453	20,720
Myers Industries, Inc.	1,882	26,913
UFP Technologies, Inc. *	499	12,699
		246,514

Distributors - 0.1%
Core-Mark Holding Co., Inc.	3,946	169,954
Weyco Group, Inc.	562	17,591
		187,545

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 1.0%
American Public Education, Inc. *	1,323	32,480
Apollo Education Group, Inc. *	7,281	72,082
Ascent Capital Group, Inc., Class A *	1,027	16,699
Bridgepoint Education, Inc. *	1,306	13,230
Bright Horizons Family Solutions, Inc. *	3,794	265,656
Cambium Learning Group, Inc. *	1,013	5,055
Capella Education Co.	953	83,673
Career Education Corp. *	5,930	59,834
Carriage Services, Inc.	1,152	32,993
Chegg, Inc. *(a)	6,601	48,715
Collectors Universe, Inc.	618	13,120
DeVry Education Group, Inc.	5,403	168,574
Grand Canyon Education, Inc. *	3,884	227,020
Houghton Mifflin Harcourt Co. *	10,714	116,247
K12, Inc. *	3,081	52,870
Liberty Tax, Inc.	395	5,293
LifeLock, Inc. *	7,301	174,640
Regis Corp. *	3,158	45,854
Sotheby's *	4,255	169,604
Strayer Education, Inc. *	932	75,147
Weight Watchers International, Inc. *(a)	2,151	24,629
		1,703,415

Diversified Financial Services - 0.1%
FNFV Group *	5,606	76,802
Marlin Business Services Corp.	795	16,616
NewStar Financial, Inc. *	2,242	20,738
On Deck Capital, Inc. *	3,739	17,312
PICO Holdings, Inc. *	1,974	29,906
Tiptree Financial, Inc., Class A	2,311	14,213
		175,587

Diversified Telecommunication Services - 0.6%
ATN International, Inc.	816	65,386
Cincinnati Bell, Inc. *	3,530	78,896
Cogent Communications Holdings, Inc.	3,590	148,447
Consolidated Communications Holdings, Inc. (a)	4,291	115,213
FairPoint Communications, Inc. *	1,772	33,136
General Communication, Inc., Class A *	2,256	43,879
Globalstar, Inc. *(a)	29,070	45,931
Hawaiian Telcom Holdco, Inc. *	469	11,622
IDT Corp., Class B	1,313	24,343
Inteliquent, Inc.	2,529	57,965
Intelsat S.A. *(a)	2,452	6,547
Iridium Communications, Inc. *(a)	6,339	60,854
Lumos Networks Corp. *	1,756	27,429

20 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
ORBCOMM, Inc. *	5,583	46,171
pdvWireless, Inc. *(a)	1,002	22,595
Straight Path Communications, Inc., Class B *(a)	722	24,483
Vonage Holdings Corp. *	16,504	113,052
Winsdtream Holdings, Inc. (a)	7,781	57,035
		982,984

Electric Utilities - 1.0%
ALLETE, Inc.	4,289	275,311
El Paso Electric Co.	3,491	162,332
Empire District Electric Co. (The)	3,813	129,985
Genie Energy Ltd., Class B *	966	5,555
IDACORP, Inc.	4,266	343,626
MGE Energy, Inc.	3,021	197,271
Otter Tail Corp.	3,144	128,275
PNM Resources, Inc.	6,909	236,979
Portland General Electric Co.	7,563	327,705
Spark Energy, Inc., Class A (a)	264	7,999
		1,815,038

Electrical Equipment - 0.6%
Allied Motion Technologies, Inc.	482	10,310
American Superconductor Corp. *(a)	914	6,736
Atkore International Group, Inc. *	1,023	24,460
AZZ, Inc.	2,237	142,944
Babcock & Wilcox Enterprises, Inc. *	3,563	59,110
Encore Wire Corp.	1,601	69,403
Energous Corp. *(a)	1,155	19,462
EnerSys	3,764	293,969
FuelCell Energy, Inc. *(a)	1,721	3,012
Generac Holdings, Inc. *	5,645	229,977
General Cable Corp.	3,773	71,876
LSI Industries, Inc.	1,507	14,678
Plug Power, Inc. *(a)	14,972	17,966
Powell Industries, Inc.	811	31,629
Power Solutions International, Inc. *	402	3,015
Preformed Line Products Co.	222	12,903
Sunrun, Inc. *(a)	4,928	26,168
Thermon Group Holdings, Inc. *	2,669	50,951
TPI Composites, Inc. *(a)	506	8,116
Vicor Corp. *	1,707	25,776
		1,122,461

Electronic Equipment & Instruments - 2.6%
Agilysys, Inc. *	1,316	13,634
Anixter International, Inc. *	2,505	203,030
AVX Corp.	3,566	55,737

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Badger Meter, Inc.	2,234	82,546
Belden, Inc.	3,622	270,817
Benchmark Electronics, Inc. *	4,044	123,342
Coherent, Inc. *	2,090	287,135
Control4 Corp. *	1,699	17,330
CTS Corp.	2,562	57,389
Daktronics, Inc.	2,960	31,672
Electro Scientific Industries, Inc. *	2,143	12,687
ePlus, Inc. *	467	53,798
Fabrinet *	3,011	121,343
FARO Technologies, Inc. *	1,341	48,276
II-VI, Inc. *	5,140	152,401
Insight Enterprises, Inc. *	2,991	120,956
InvenSense, Inc. *(a)	6,369	81,459
Itron, Inc. *	2,889	181,574
Kimball Electronics, Inc. *	2,097	38,165
Knowles Corp. *	7,626	127,430
Littelfuse, Inc.	1,912	290,184
Maxwell Technologies, Inc. *(a)	2,454	12,564
Mesa Laboratories, Inc.	233	28,601
Methode Electronics, Inc.	2,959	122,355
MTS Systems Corp.	1,300	73,710
Novanta, Inc. *	2,626	55,146
OSI Systems, Inc. *	1,512	115,093
Park Electrochemical Corp.	1,804	33,645
PC Connection, Inc.	756	21,236
Plexus Corp. *	2,880	155,635
Radisys Corp. *	2,776	12,298
Rogers Corp. *	1,437	110,376
Sanmina Corp. *	6,346	232,581
ScanSource, Inc. *	2,089	84,291
SYNNEX Corp.	2,525	305,575
Systemax, Inc.	1,000	8,770
Tech Data Corp. *	3,023	255,988
TTM Technologies, Inc. *	6,260	85,324
Universal Display Corp. *(a)	3,583	201,723
Vishay Intertechnology, Inc.	11,785	190,917
Vishay Precision Group, Inc. *	1,011	19,108
		4,495,841

Energy Equipment & Services - 1.2%
Archrock, Inc.	6,010	79,332
Atwood Oceanics, Inc. (a)	4,989	65,506
Bristow Group, Inc.	2,689	55,071
CARBO Ceramics, Inc. *(a)	1,515	15,847
Dawson Geophysical Co. *	1,572	12,639
Era Group, Inc. *	1,735	29,443

22 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Exterran Corp. *	2,624	62,714
Fairmount Santrol Holdings, Inc. *	7,537	88,861
Forum Energy Technologies, Inc. *	5,186	114,092
Geospace Technologies Corp. *(a)	1,271	25,877
Helix Energy Solutions Group, Inc. *	9,574	84,443
Hornbeck Offshore Services, Inc. *(a)	2,469	17,826
Independence Contract Drilling, Inc. *	2,336	15,651
Mammoth Energy Services, Inc. *(a)	734	11,157
Matrix Service Co. *	2,252	51,120
McDermott International, Inc. *	20,879	154,296
Natural Gas Services Group, Inc. *	1,066	34,272
Newpark Resources, Inc. *	6,491	48,682
Oil States International, Inc. *	4,422	172,458
Parker Drilling Co. *	10,148	26,385
PHI, Inc. *	1,085	19,552
Pioneer Energy Services Corp. *	5,200	35,620
RigNet, Inc. *	1,109	25,673
SEACOR Holdings, Inc. *	1,242	88,530
Seadrill Ltd. *(a)	31,866	108,663
Smart Sand, Inc. *	979	16,202
Tesco Corp. *	3,109	25,649
TETRA Technologies, Inc. *	6,615	33,207
Tidewater, Inc. *(a)	3,629	12,375
Unit Corp. *	4,371	117,449
US Silica Holdings, Inc.	6,329	358,728
Willbros Group, Inc. *	3,370	10,919
		2,018,239

Equity Real Estate Investment Trusts (REITs) - 6.8%
Acadia Realty Trust	6,904	225,623
Agree Realty Corp.	2,121	97,672
Alexander's, Inc.	184	78,544
American Assets Trust, Inc.	3,378	145,524
Armada Hoffler Properties, Inc.	2,875	41,889
Ashford Hospitality Prime, Inc.	2,002	27,327
Ashford Hospitality Trust, Inc.	6,276	48,702
Bluerock Residential Growth REIT, Inc.	1,454	19,949
CareTrust REIT, Inc.	5,354	82,023
CatchMark Timber Trust, Inc., Class A	3,052	34,365
CBL & Associates Properties, Inc.	14,580	167,670
Cedar Realty Trust, Inc.	7,099	46,356
Chatham Lodging Trust	2,956	60,746
Chesapeake Lodging Trust	5,134	132,765
City Office REIT, Inc.	1,465	19,294
Colony Starwood Homes	5,616	161,797
Community Healthcare Trust, Inc. (a)	982	22,615
CorEnergy Infrastructure Trust, Inc. (a)	821	28,636

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
CoreSite Realty Corp.	2,896	229,855
Cousins Properties, Inc.	29,239	248,824
DiamondRock Hospitality Co.	17,345	199,988
DuPont Fabros Technology, Inc.	6,445	283,129
Easterly Government Properties, Inc.	2,527	50,591
EastGroup Properties, Inc.	2,729	201,509
Education Realty Trust, Inc.	6,349	268,563
Farmland Partners, Inc. (a)	907	10,122
FelCor Lodging Trust, Inc.	11,057	88,567
First Industrial Realty Trust, Inc.	10,034	281,454
First Potomac Realty Trust	5,123	56,199
Four Corners Property Trust, Inc.	5,219	107,094
Franklin Street Properties Corp.	9,022	116,925
GEO Group, Inc. (The)	6,415	230,491
Getty Realty Corp.	2,321	59,162
Gladstone Commercial Corp.	1,672	33,607
Global Medical REIT, Inc. (a)	1,307	11,658
Global Net Lease, Inc. (a)	14,735	115,375
Government Properties Income Trust (a)	6,056	115,458
Gramercy Property Trust	35,695	327,680
Healthcare Realty Trust, Inc.	9,862	299,016
Hersha Hospitality Trust	3,227	69,380
Hudson Pacific Properties, Inc.	9,081	315,837
Independence Realty Trust, Inc.	4,734	42,227
InfraREIT, Inc.	3,105	55,611
Investors Real Estate Trust	9,894	70,544
iStar, Inc. *	5,663	70,051
Kite Realty Group Trust	7,142	167,694
LaSalle Hotel Properties	9,219	280,903
Lexington Realty Trust	19,862	214,510
LTC Properties, Inc.	3,256	152,967
Mack-Cali Realty Corp.	7,712	223,802
MedEquities Realty Trust, Inc.	1,787	19,836
Medical Properties Trust, Inc.	24,989	307,365
Monmouth Real Estate Investment Corp.	5,012	76,383
Monogram Residential Trust, Inc.	14,551	157,442
National Health Investors, Inc.	3,219	238,753
National Storage Affiliates Trust	2,767	61,068
New Senior Investment Group, Inc.	5,949	58,241
New York REIT, Inc.	14,275	144,463
NexPoint Residential Trust, Inc.	1,463	32,683
NorthStar Realty Europe Corp.	4,647	58,413
One Liberty Properties, Inc.	1,012	25,421
Parkway, Inc. *	3,654	81,301
Pebblebrook Hotel Trust	6,177	183,766
Pennsylvania Real Estate Investment Trust	5,900	111,864
Physicians Realty Trust	11,674	221,339

24 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Potlatch Corp.	3,510	146,191
Preferred Apartment Communities, Inc., Class A (a)	1,715	25,571
PS Business Parks, Inc.	1,703	198,434
QTS Realty Trust, Inc., Class A	4,044	200,785
RAIT Financial Trust	7,053	23,698
Ramco-Gershenson Properties Trust	6,804	112,810
Retail Opportunity Investments Corp.	9,292	196,340
Rexford Industrial Realty, Inc.	5,666	131,395
RLJ Lodging Trust	10,534	257,978
Ryman Hospitality Properties, Inc.	3,753	236,477
Sabra Health Care REIT, Inc.	5,580	136,264
Saul Centers, Inc.	748	49,824
Select Income REIT	5,478	138,046
Seritage Growth Properties REIT, Class A (a)	2,156	92,083
Silver Bay Realty Trust Corp.	2,806	48,095
STAG Industrial, Inc.	6,438	153,675
Summit Hotel Properties, Inc.	7,476	119,840
Sunstone Hotel Investors, Inc.	18,779	286,380
Terreno Realty Corp.	3,903	111,196
Tier REIT, Inc.	3,722	64,726
UMH Properties, Inc.	1,825	27,466
Universal Health Realty Income Trust	985	64,606
Urban Edge Properties	7,754	213,313
Urstadt Biddle Properties, Inc., Class A	2,285	55,091
Washington Prime Group, Inc.	16,051	167,091
Washington Real Estate Investment Trust	6,344	207,385
Whitestone REIT	1,829	26,301
Xenia Hotels & Resorts, Inc.	8,935	173,518
		11,883,207

Food & Staples Retailing - 0.5%
Andersons, Inc. (The)	2,192	97,982
Chefs' Warehouse, Inc. (The) *	1,456	23,005
Ingles Markets, Inc., Class A	1,087	52,285
Natural Grocers by Vitamin Cottage, Inc. *	875	10,404
Performance Food Group Co. *	2,918	70,032
PriceSmart, Inc.	1,730	144,455
Smart & Final Stores, Inc. *(a)	1,874	26,423
SpartanNash Co.	3,190	126,133
SUPERVALU, Inc. *	22,967	107,256
United Natural Foods, Inc. *	4,285	204,480
Village Super Market, Inc., Class A	640	19,776
Weis Markets, Inc.	747	49,929
		932,160

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Food Products - 1.3%
AdvancePierre Foods Holdings, Inc.	1,784	53,127
Alico, Inc.	267	7,249
Amplify Snack Brands, Inc. *(a)	2,278	20,069
B&G Foods, Inc.	5,678	248,696
Cal-Maine Foods, Inc. (a)	2,672	118,036
Calavo Growers, Inc.	1,337	82,092
Darling Ingredients, Inc. *	14,188	183,167
Dean Foods Co.	7,914	172,367
Farmer Bros Co. *	538	19,745
Fresh Del Monte Produce, Inc.	2,793	169,340
Freshpet, Inc. *	1,604	16,281
Inventure Foods, Inc. *	1,177	11,593
J&J Snack Foods Corp.	1,297	173,059
John B Sanfilippo & Son, Inc.	716	50,399
Lancaster Colony Corp.	1,622	229,334
Landec Corp. *	2,282	31,492
Lifeway Foods, Inc. *	385	4,431
Limoneira Co.	753	16,197
Omega Protein Corp. *	1,591	39,854
Sanderson Farms, Inc.	1,728	162,847
Seaboard Corp. *	23	90,896
Seneca Foods Corp., Class A *	594	23,790
Snyder's-Lance, Inc.	6,955	266,655
Tootsie Roll Industries, Inc. (a)	1,481	58,870
		2,249,586

Gas Utilities - 1.1%
Chesapeake Utilities Corp.	1,240	83,018
Delta Natural Gas Co., Inc.	532	15,604
New Jersey Resources Corp.	7,415	263,232
Northwest Natural Gas Co.	2,346	140,291
ONE Gas, Inc.	4,501	287,884
South Jersey Industries, Inc.	6,899	232,427
Southwest Gas Corp.	4,091	313,452
Spire, Inc.	3,863	249,357
WGL Holdings, Inc.	4,261	325,029
		1,910,294

Health Care Equipment & Supplies - 2.8%
Abaxis, Inc.	1,894	99,946
Accuray, Inc. *(a)	6,420	29,532
Analogic Corp.	1,075	89,171
AngioDynamics, Inc. *	2,155	36,355
Anika Therapeutics, Inc. *	1,142	55,912
AtriCure, Inc. *(a)	2,456	48,064
Atrion Corp.	110	55,792

26 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Avinger, Inc. *	851	3,149
AxoGen, Inc. *	1,880	16,920
Cantel Medical Corp.	3,094	243,652
Cardiovascular Systems, Inc. *	2,478	59,992
Cerus Corp. *	7,927	34,482
ConforMIS, Inc. *(a)	2,786	22,567
CONMED Corp.	2,382	105,213
Corindus Vascular Robotics, Inc. *(a)	1,737	1,213
CryoLife, Inc. *	2,420	46,343
Cutera, Inc. *	1,118	19,397
Cynosure, Inc., Class A *	2,047	93,343
Endologix, Inc. *(a)	7,000	40,040
Entellus Medical, Inc. *	465	8,821
Exactech, Inc. *	863	23,560
GenMark Diagnostics, Inc. *	3,729	45,643
Glaukos Corp. *	1,302	44,659
Globus Medical, Inc., Class A *	6,051	150,125
Haemonetics Corp. *	4,419	177,644
Halyard Health, Inc. *	4,043	149,510
ICU Medical, Inc. *	1,270	187,134
Inogen, Inc. *	1,409	94,643
Insulet Corp. *	4,982	187,722
Integer Holdings Corp. *	2,383	70,179
Integra LifeSciences Holdings Corp. *	2,611	223,998
Invacare Corp.	2,498	32,599
InVivo Therapeutics Holdings Corp. *(a)	2,050	8,610
iRadimed Corp. *(a)	219	2,431
iRhythm Technologies, Inc. *	583	17,490
IRIDEX Corp. *(a)	588	8,267
K2M Group Holdings, Inc. *(a)	2,005	40,180
LeMaitre Vascular, Inc.	917	23,237
Masimo Corp. *	3,529	237,855
Meridian Bioscience, Inc.	3,556	62,941
Merit Medical Systems, Inc. *	3,534	93,651
Natus Medical, Inc. *	2,809	97,753
Neogen Corp. *	3,146	207,636
Nevro Corp. *	2,074	150,697
Novocure Ltd. *(a)	3,947	30,984
NuVasive, Inc. *	4,280	288,301
NxStage Medical, Inc. *	5,498	144,103
Obalon Therapeutics, Inc. *(a)	463	4,098
OraSure Technologies, Inc. *	4,811	42,241
Orthofix International NV *	1,448	52,389
Oxford Immunotec Global plc *	1,917	28,659
Penumbra, Inc. *	2,198	140,232
Quidel Corp. *(a)	2,221	47,574
Rockwell Medical, Inc. *(a)	3,471	22,735

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
RTI Surgical, Inc. *	4,427	14,388
Second Sight Medical Products, Inc. *	912	1,797
Senseonics Holdings, Inc. *(a)	2,167	5,786
Spectranetics Corp. (The) *(a)	3,691	90,429
STAAR Surgical Co. *(a)	3,235	35,100
SurModics, Inc. *	1,145	29,083
Tactile Systems Technology, Inc. *	398	6,531
Tandem Diabetes Care, Inc. *	810	1,741
TransEnterix, Inc. *(a)	2,569	3,340
Utah Medical Products, Inc.	296	21,534
Vascular Solutions, Inc. *	1,424	79,886
ViewRay, Inc. *(a)	517	1,618
Wright Medical Group N.V. *	8,911	204,775
Zeltiq Aesthetics, Inc. *	3,062	133,258
		4,878,650

Health Care Providers & Services - 1.8%
AAC Holdings, Inc. *(a)	500	3,620
Aceto Corp.	2,247	49,367
Addus HomeCare Corp. *	471	16,509
Adeptus Health, Inc., Class A *(a)	1,194	9,122
Air Methods Corp. *	3,073	97,875
Almost Family, Inc. *	554	24,431
Amedisys, Inc. *	2,415	102,951
American Renal Associates Holdings, Inc. *	680	14,470
AMN Healthcare Services, Inc. *	4,088	157,184
BioScrip, Inc. *(a)	9,711	10,099
BioTelemetry, Inc. *	2,365	52,858
Capital Senior Living Corp. *	2,506	40,221
Chemed Corp.	1,397	224,093
Civitas Solutions, Inc. *	1,020	20,298
Community Health Systems, Inc. *	9,533	53,290
CorVel Corp. *	664	24,302
Cross Country Healthcare, Inc. *	2,877	44,910
Diplomat Pharmacy, Inc. *(a)	3,949	49,757
Ensign Group, Inc. (The)	3,978	88,351
Fulgent Genetics, Inc. *	310	3,587
Genesis Healthcare, Inc. *	2,829	12,023
HealthEquity, Inc. *	3,727	151,018
HealthSouth Corp.	7,493	309,011
Healthways, Inc. *	2,752	62,608
Kindred Healthcare, Inc.	7,278	57,132
Landauer, Inc.	822	39,538
LHC Group, Inc. *	1,294	59,136
Magellan Health, Inc. *	1,967	148,017
Molina Healthcare, Inc. *	3,737	202,770
National HealthCare Corp.	872	66,089

28 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
National Research Corp., Class A	681	12,939
Nobilis Health Corp. *(a)	4,791	10,061
Owens & Minor, Inc.	5,393	190,319
PharMerica Corp. *	2,345	58,977
Providence Service Corp. (The) *	1,065	40,523
Quorum Health Corp. *	2,311	16,801
RadNet, Inc. *	2,930	18,899
Select Medical Holdings Corp. *	9,219	122,152
Surgery Partners, Inc. *(a)	1,289	20,431
Surgical Care Affiliates, Inc. *	2,318	107,254
Team Health Holdings, Inc. *	5,861	254,660
Teladoc, Inc. *(a)	1,617	26,681
Triple-S Management Corp., Class B *	2,042	42,269
Universal American Corp. *	3,553	35,352
US Physical Therapy, Inc.	943	66,199
		3,218,154

Health Care Technology - 0.4%
Castlight Health, Inc., Class B *	2,604	12,890
Computer Programs & Systems, Inc.	938	22,137
Cotiviti Holdings, Inc. *	986	33,918
Evolent Health, Inc., Class A *(a)	1,350	19,980
HealthStream, Inc. *	2,005	50,225
HMS Holdings Corp. *	7,279	132,187
Medidata Solutions, Inc. *	4,749	235,883
NantHealth, Inc. *(a)	548	5,447
Omnicell, Inc. *	3,074	104,209
Quality Systems, Inc. *	3,856	50,706
Tabula Rasa HealthCare, Inc. *	404	6,052
Vocera Communications, Inc. *	1,818	33,615
		707,249

Hotels, Restaurants & Leisure - 2.8%
Belmond Ltd., Class A *	7,228	96,494
BFC Financial Corp., Class A	1	4
Biglari Holdings, Inc. *	80	37,856
BJ's Restaurants, Inc. *	1,819	71,487
Bloomin' Brands, Inc.	8,784	158,376
Bob Evans Farms, Inc.	1,625	86,466
Bojangles', Inc. *	640	11,936
Boyd Gaming Corp. *	7,129	143,792
Buffalo Wild Wings, Inc. *	1,635	252,444
Caesars Acquisition Co., Class A *(a)	4,096	55,296
Caesars Entertainment Corp. *(a)	4,594	39,049
Carrols Restaurant Group, Inc. *	3,096	47,214
Century Casinos, Inc. *	1,662	13,678
Cheesecake Factory, Inc. (The)	3,924	234,969

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Churchill Downs, Inc.	1,166	175,425
Chuy's Holdings, Inc. *	1,271	41,244
ClubCorp Holdings, Inc.	5,559	79,772
Cracker Barrel Old Country Store, Inc. (a)	1,658	276,853
Dave & Buster's Entertainment, Inc. *	3,274	184,326
Del Frisco's Restaurant Group, Inc. *	2,117	35,989
Del Taco Restaurants, Inc. *	1,803	25,458
Denny's Corp. *	5,908	75,800
DineEquity, Inc.	1,512	116,424
El Pollo Loco Holdings, Inc. *	1,580	19,434
Eldorado Resorts, Inc. *	2,176	36,883
Empire Resorts, Inc. *(a)	270	6,142
Fiesta Restaurant Group, Inc. *	2,070	61,789
Fogo De Chao, Inc. *	400	5,740
Golden Entertainment, Inc.	803	9,724
Habit Restaurants, Inc., (The), Class A *(a)	887	15,301
ILG, Inc.	9,774	177,594
International Speedway Corp., Class A	2,154	79,267
Intrawest Resorts Holdings, Inc. *	1,551	27,685
Isle of Capri Casinos, Inc. *	1,930	47,652
J. Alexander's Holdings, Inc. *	1,066	11,459
Jack in the Box, Inc.	2,820	314,825
Jamba, Inc. *	1,460	15,038
Kona Grill, Inc. *(a)	652	8,183
La Quinta Holdings, Inc. *	7,327	104,117
Lindblad Expeditions Holdings, Inc. *	1,147	10,839
Luby's, Inc. *	1,516	6,488
Marcus Corp. (The)	1,417	44,635
Marriott Vacations Worldwide Corp.	1,935	164,185
Monarch Casino & Resort, Inc. *	917	23,640
Nathan's Famous, Inc. *	237	15,381
Noodles & Co. *(a)	970	3,977
Papa John's International, Inc.	2,348	200,942
Penn National Gaming, Inc. *	6,159	84,933
Pinnacle Entertainment, Inc. *	4,721	68,454
Planet Fitness, Inc., Class A	2,210	44,421
Popeyes Louisiana Kitchen, Inc. *	1,787	108,078
Potbelly Corp. *	1,684	21,724
Red Lion Hotels Corp. *	1,106	9,235
Red Robin Gourmet Burgers, Inc. *	1,090	61,476
Red Rock Resorts, Inc., Class A	2,343	54,334
Ruby Tuesday, Inc. *	5,637	18,208
Ruth's Hospitality Group, Inc.	2,721	49,794
Scientific Games Corp., Class A *	4,117	57,638
SeaWorld Entertainment, Inc. (a)	5,276	99,875
Shake Shack, Inc., Class A *(a)	1,224	43,807
Sonic Corp.	3,734	98,988

30 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Speedway Motorsports, Inc.	1,049	22,732
Texas Roadhouse, Inc.	5,724	276,126
Wingstop, Inc. (a)	1,226	36,277
Zoe's Kitchen, Inc. *(a)	1,491	35,769
		4,863,141

Household Durables - 1.1%
Bassett Furniture Industries, Inc.	830	25,232
Beazer Homes USA, Inc. *(a)	2,186	29,074
Cavco Industries, Inc. *	684	68,297
Century Communities, Inc. *	1,175	24,675
CSS Industries, Inc.	772	20,898
Ethan Allen Interiors, Inc.	1,924	70,899
Flexsteel Industries, Inc.	560	34,535
GoPro, Inc., Class A *(a)	8,727	76,012
Green Brick Partners, Inc. *	1,909	19,185
Helen of Troy Ltd. *	2,420	204,369
Hooker Furniture Corp.	834	31,650
Hovnanian Enterprises, Inc., Class A *(a)	9,758	26,639
Installed Building Products, Inc. *	1,536	63,437
iRobot Corp. *	2,319	135,546
KB Home (a)	7,206	113,927
La-Z-Boy, Inc.	3,950	122,648
LGI Homes, Inc. *(a)	1,281	36,803
Libbey, Inc.	1,811	35,242
Lifetime Brands, Inc.	858	15,230
M/I Homes, Inc. *	1,848	46,533
MDC Holdings, Inc.	3,589	92,091
Meritage Homes Corp. *	3,303	114,944
NACCO Industries, Inc., Class A	302	27,346
New Home Co., Inc. (The) *	775	9,075
Taylor Morrison Home Corp., Class A *	2,509	48,323
TopBuild Corp. *	3,328	118,477
TRI Pointe Group, Inc. *	12,863	147,667
UCP, Inc., Class A *	630	7,592
Universal Electronics, Inc. *	1,223	78,945
WCI Communities, Inc. *	1,688	39,584
William Lyon Homes, Class A *(a)	2,065	39,297
ZAGG, Inc. *	2,279	16,181
		1,940,353

Household Products - 0.3%
Central Garden & Pet Co. *	789	26,108
Central Garden & Pet Co., Class A *	2,606	80,525
HRG Group, Inc. *	10,248	159,459
Oil-Dri Corp. of America	406	15,513
Orchids Paper Products Co. (a)	704	18,431

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
WD-40 Co.	1,216	142,151
		442,187

Independent Power and Renewable Electricity Producers - 0.4%
Atlantic Power Corp. *	10,236	25,590
Atlantica Yield plc	5,084	98,375
Dynegy, Inc. *(a)	10,095	85,404
NRG Yield, Inc.:
Class A	2,663	40,904
Class C	5,481	86,600
Ormat Technologies, Inc.	3,359	180,109
Pattern Energy Group, Inc.	5,728	108,775
TerraForm Global, Inc., Class A *	7,121	28,128
TerraForm Power, Inc., Class A *	7,553	96,754
Vivint Solar, Inc. *(a)	1,800	4,590
		755,229

Industrial Conglomerates - 0.0%
Raven Industries, Inc.	2,917	73,508

Insurance - 2.3%
Ambac Financial Group, Inc. *	3,798	85,455
American Equity Investment Life Holding Co.	7,401	166,819
AMERISAFE, Inc.	1,636	102,005
Argo Group International Holdings Ltd.	2,490	164,091
Atlas Financial Holdings, Inc. *	1,031	18,610
Baldwin & Lyons, Inc., Class B	853	21,496
Blue Capital Reinsurance Holdings Ltd.	460	8,487
Citizens, Inc. *(a)	3,380	33,192
CNO Financial Group, Inc.	15,479	296,423
Crawford & Co., Class B (a)	933	11,718
Donegal Group, Inc., Class A	916	16,012
eHealth, Inc. *	1,593	16,965
EMC Insurance Group, Inc.	745	22,357
Employers Holdings, Inc.	2,669	105,692
Enstar Group Ltd. *	983	194,339
FBL Financial Group, Inc., Class A	766	59,863
Federated National Holding Co.	1,014	18,952
Fidelity & Guaranty Life (a)	987	23,392
Genworth Financial, Inc., Class A *	43,475	165,640
Global Indemnity Ltd. *	810	30,950
Greenlight Capital Re Ltd., Class A *	2,232	50,890
Hallmark Financial Services, Inc. *	1,205	14,014
HCI Group, Inc.	801	31,623
Heritage Insurance Holdings, Inc.	1,906	29,867
Horace Mann Educators Corp.	3,502	149,886
Independence Holding Co.	665	13,001

32 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Infinity Property & Casualty Corp.	885	77,791
Investors Title Co.	111	17,558
James River Group Holdings Ltd.	1,232	51,190
Kemper Corp.	3,426	151,772
Kinsale Capital Group, Inc.	558	18,978
Maiden Holdings Ltd.	5,756	100,442
MBIA, Inc. *	11,363	121,584
National General Holdings Corp.	4,181	104,483
National Western Life Group, Inc., Class A (a)	193	59,984
Navigators Group, Inc. (The)	969	114,100
OneBeacon Insurance Group Ltd., Class A	1,823	29,259
Patriot National, Inc. *(a)	731	3,399
Primerica, Inc.	4,060	280,749
RLI Corp.	3,285	207,382
Safety Insurance Group, Inc.	1,242	91,535
Selective Insurance Group, Inc.	4,910	211,375
State Auto Financial Corp.	1,338	35,872
State National Cos., Inc.	2,290	31,739
Stewart Information Services Corp.	1,974	90,962
Third Point Reinsurance Ltd. *	5,150	59,482
Trupanion, Inc. *(a)	1,277	19,819
United Fire Group, Inc.	1,866	91,751
United Insurance Holdings Corp.	1,490	22,559
Universal Insurance Holdings, Inc.	2,530	71,852
WMIH Corp. *	15,822	24,524
		3,941,880

Internet & Direct Marketing Retail - 0.5%
1-800-Flowers.com, Inc., Class A *	2,081	22,267
Blue Nile, Inc.	860	34,942
Duluth Holdings, Inc., Class B *(a)	634	16,104
Etsy, Inc. *	9,068	106,821
FTD Cos., Inc. *	1,526	36,380
Gaia, Inc. *	1,050	9,082
HSN, Inc.	2,509	86,059
Lands' End, Inc. *(a)	1,477	22,377
Liberty TripAdvisor Holdings, Inc., Class A *	6,271	94,379
Nutrisystem, Inc.	2,351	81,462
Overstock.com, Inc. *	951	16,642
PetMed Express, Inc.	1,778	41,018
Shutterfly, Inc. *	2,984	149,737
Wayfair, Inc., Class A *(a)	2,724	95,476
		812,746

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet Software & Services - 2.0%
2U, Inc. *	3,167	95,485
Actua Corp. *	3,133	43,862
Alarm.com Holdings, Inc. *	650	18,089
Amber Road, Inc. *	1,500	13,620
Angie's List, Inc. *	3,417	28,122
Appfolio, Inc., Class A *	450	10,733
Apptio, Inc., Class A *(a)	541	10,025
Autobytel, Inc. *	679	9,133
Bankrate, Inc. *	3,695	40,830
Bazaarvoice, Inc. *	6,399	31,035
Benefitfocus, Inc. *(a)	1,003	29,789
Blucora, Inc. *	3,157	46,566
Box, Inc., Class A *(a)	3,804	52,723
Brightcove, Inc. *	2,425	19,521
Carbonite, Inc. *	1,494	24,502
Care.com, Inc. *	1,247	10,687
ChannelAdvisor Corp. *	1,855	26,619
Cimpress NV *	2,167	198,519
comScore, Inc. *	4,123	130,204
Cornerstone OnDemand, Inc. *	4,349	184,006
Coupa Software, Inc. *	712	17,807
DHI Group, Inc. *	3,501	21,881
EarthLink Holdings Corp.	7,956	44,872
Endurance International Group Holdings, Inc. *(a)	4,524	42,073
Envestnet, Inc. *	3,578	126,124
Five9, Inc. *(a)	2,574	36,525
Global Sources Ltd. *	639	5,655
Gogo, Inc. *(a)	4,336	39,978
GrubHub, Inc. *	6,977	262,475
GTT Communications, Inc. *	2,278	65,492
Hortonworks, Inc. *(a)	3,143	26,118
Instructure, Inc. *(a)	819	16,011
Intralinks Holdings, Inc. *	3,311	44,765
j2 Global, Inc.	4,067	332,681
Limelight Networks, Inc. *	4,616	11,632
Liquidity Services, Inc. *	2,122	20,689
LivePerson, Inc. *	4,955	37,410
LogMeIn, Inc.	2,175	209,996
Marchex, Inc., Class B *	2,943	7,799
MeetMe, Inc. *(a)	3,216	15,855
MINDBODY, Inc., Class A *(a)	1,122	23,899
New Relic, Inc. *(a)	1,711	48,336
NIC, Inc.	5,484	131,068
Numerex Corp., Class A *	1,078	7,977
Q2 Holdings, Inc. *	1,992	57,469
QuinStreet, Inc. *	2,943	11,066

34 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Quotient Technology, Inc. *(a)	5,536	59,512
RealNetworks, Inc. *	1,733	8,422
Reis, Inc.	719	15,998
RetailMeNot, Inc. *	2,759	25,659
Rightside Group Ltd. *	906	7,493
Shutterstock, Inc. *	1,515	71,993
SPS Commerce, Inc. *	1,431	100,013
Stamps.com, Inc. *(a)	1,397	160,166
TechTarget, Inc. *	1,109	9,460
Trade Desk, Inc. (The), Class A *(a)	450	12,452
TrueCar, Inc. *(a)	4,693	58,662
Web.com Group, Inc. *	3,382	71,529
WebMD Health Corp. *	3,224	159,814
Xactly Corp. *	1,779	19,569
XO Group, Inc. *	2,064	40,145
		3,510,610

IT Services - 1.9%
Acxiom Corp. *	6,698	179,506
ALJ Regional Holdings, Inc. *	1,442	6,330
Blackhawk Network Holdings, Inc. *	4,744	178,730
CACI International, Inc., Class A *	2,102	261,279
Cardtronics plc, Class A *	3,893	212,441
Cass Information Systems, Inc.	943	69,377
Convergys Corp.	7,684	188,719
CSG Systems International, Inc.	2,770	134,068
Datalink Corp. *	1,373	15,460
EPAM Systems, Inc. *	4,164	267,787
EVERTEC, Inc.	5,077	90,117
ExlService Holdings, Inc. *	2,811	141,787
Forrester Research, Inc.	776	33,329
Hackett Group, Inc. (The)	1,931	34,101
Information Services Group, Inc. *	2,421	8,812
Lionbridge Technologies, Inc. *	5,129	29,748
ManTech International Corp., Class A	1,948	82,303
MAXIMUS, Inc.	5,545	309,356
MoneyGram International, Inc. *	2,614	30,871
NCI, Inc., Class A	470	6,557
NeuStar, Inc., Class A *	4,677	156,212
Perficient, Inc. *	2,876	50,301
PFSweb, Inc. *	930	7,905
Planet Payment, Inc. *	3,299	13,460
Science Applications International Corp.	3,654	309,859
ServiceSource International, Inc. *	5,266	29,911
Sykes Enterprises, Inc. *	3,342	96,450
Syntel, Inc.	2,789	55,194
TeleTech Holdings, Inc.	1,255	38,278

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Travelport Worldwide Ltd.	9,982	140,746
Unisys Corp. *(a)	3,852	57,587
Virtusa Corp. *	2,155	54,134
		3,290,715

Leisure Products - 0.3%
Acushnet Holdings Corp. *	1,994	39,302
Arctic Cat, Inc. *(a)	1,125	16,898
Callaway Golf Co.	8,143	89,247
Escalade, Inc.	888	11,722
JAKKS Pacific, Inc. *(a)	1,200	6,180
Johnson Outdoors, Inc., Class A	405	16,074
Malibu Boats, Inc., Class A *	1,378	26,292
Marine Products Corp.	813	11,276
MCBC Holdings, Inc.	550	8,019
Nautilus, Inc. *	2,675	49,487
Smith & Wesson Holding Corp. *(a)	4,733	99,772
Sturm Ruger & Co., Inc.	1,603	84,478
		458,747

Life Sciences - Tools & Services - 0.6%
Accelerate Diagnostics, Inc. *(a)	1,990	41,292
Albany Molecular Research, Inc. *(a)	2,006	37,633
Cambrex Corp. *	2,752	148,470
ChromaDex Corp. *(a)	2,230	7,381
Enzo Biochem, Inc. *	3,092	21,458
Fluidigm Corp. *(a)	2,221	16,169
INC Research Holdings, Inc., Class A *	3,576	188,098
Luminex Corp. *	3,221	65,161
Medpace Holdings, Inc. *	688	24,816
NanoString Technologies, Inc. *	1,250	27,875
NeoGenomics, Inc. *	4,132	35,411
Pacific Biosciences of California, Inc. *(a)	6,936	26,357
PAREXEL International Corp. *	4,536	298,106
PRA Health Sciences, Inc. *	2,089	115,146
		1,053,373

Machinery - 3.3%
Actuant Corp., Class A	5,076	131,722
Alamo Group, Inc.	815	62,022
Albany International Corp., Class A	2,473	114,500
Altra Industrial Motion Corp.	2,038	75,202
American Railcar Industries, Inc. (a)	687	31,114
Astec Industries, Inc.	1,672	112,793
Barnes Group, Inc.	4,341	205,850
Blue Bird Corp. *	396	6,118
Briggs & Stratton Corp.	3,442	76,619

36 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Chart Industries, Inc. *	2,641	95,129
CIRCOR International, Inc.	1,323	85,836
CLARCOR, Inc.	4,113	339,199
Columbus McKinnon Corp.	1,673	45,238
DMC Global, Inc.	1,092	17,308
Douglas Dynamics, Inc.	1,724	58,013
Energy Recovery, Inc. *(a)	2,683	27,769
EnPro Industries, Inc.	1,761	118,621
ESCO Technologies, Inc.	2,195	124,347
ExOne Co. (The) *(a)	889	8,303
Federal Signal Corp.	4,825	75,318
Franklin Electric Co., Inc.	3,978	154,744
FreightCar America, Inc.	1,042	15,557
Gencor Industries, Inc. *	603	9,467
Gerber Scientific, Inc. *(b)	2,334	—
Global Brass & Copper Holdings, Inc.	1,646	56,458
Gorman-Rupp Co. (The)	1,373	42,494
Graham Corp.	863	19,115
Greenbrier Cos., Inc. (The) (a)	2,343	97,352
Hardinge, Inc.	911	10,094
Harsco Corp.	6,801	92,494
Hillenbrand, Inc.	5,100	195,585
Hurco Cos., Inc.	529	17,510
Hyster-Yale Materials Handling, Inc.	732	46,680
John Bean Technologies Corp.	2,516	216,250
Joy Global, Inc.	8,517	238,476
Kadant, Inc.	836	51,163
Kennametal, Inc.	6,824	213,318
Lindsay Corp.	826	61,628
Lydall, Inc. *	1,313	81,209
Manitowoc Co., Inc. (The) *	9,911	59,268
Meritor, Inc. *	6,759	83,947
Milacron Holdings Corp. *	1,150	21,425
Miller Industries, Inc.	1,050	27,773
Mueller Industries, Inc.	4,894	195,564
Mueller Water Products, Inc., Class A	13,464	179,206
Navistar International Corp. *	3,937	123,504
NN, Inc.	2,081	39,643
Omega Flex, Inc.	248	13,828
Proto Labs, Inc. *	2,130	109,375
RBC Bearings, Inc. *	1,959	181,815
Rexnord Corp. *	7,161	140,284
SPX Corp. *	3,239	76,829
SPX FLOW, Inc. *	3,049	97,751
Standex International Corp.	1,097	96,371
Sun Hydraulics Corp.	1,860	74,344
Supreme Industries, Inc., Class A	1,011	15,873

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tennant Co.	1,420	101,104
Titan International, Inc.	3,947	44,246
TriMas Corp. *	3,495	82,132
Wabash National Corp. *	5,241	82,913
Watts Water Technologies, Inc., Class A	2,402	156,610
Woodward, Inc.	4,574	315,835
		5,750,255

Marine - 0.1%
Costamare, Inc.	2,062	11,547
Matson, Inc.	3,737	132,252
Scorpio Bulkers, Inc. *(a)	4,249	21,458
		165,257

Media - 1.4%
AMC Entertainment Holdings, Inc., Class A (a)	2,523	84,899
Central European Media Enterprises Ltd., Class A *(a)	6,603	16,838
Daily Journal Corp. *	88	21,278
Entercom Communications Corp., Class A	2,183	33,400
Entravision Communications Corp., Class A	5,618	39,326
Eros International plc *(a)	2,183	28,488
EW Scripps Co., (The), Class A *	5,142	99,395
Gannett Co., Inc.	10,154	98,595
Global Eagle Entertainment, Inc. *(a)	3,417	22,074
Gray Television, Inc. *	4,872	52,861
Hemisphere Media Group, Inc. *(a)	742	8,310
IMAX Corp. *	5,088	159,763
Liberty Media Corp-Liberty Braves:
Class A *	713	14,609
Class C *	2,452	50,487
Liberty Media Corp-Liberty Media:
Class A *	1,783	55,897
Class C *	3,987	124,913
Loral Space & Communications, Inc. *	1,011	41,502
MDC Partners, Inc., Class A (a)	3,992	26,148
Media General, Inc. *	9,422	177,416
Meredith Corp.	3,241	191,705
MSG Networks, Inc., Class A *	5,140	110,510
National CineMedia, Inc.	5,048	74,357
New Media Investment Group, Inc.	3,777	60,394
New York Times Co., (The), Class A	10,749	142,962
Nexstar Broadcasting Group, Inc., Class A	2,578	163,187
Radio One, Inc., Class D *(a)	1,923	5,577
Reading International, Inc., Class A *	1,506	25,000
Saga Communications, Inc., Class A	394	19,818
Salem Media Group, Inc.	861	5,381
Scholastic Corp.	2,336	110,937

38 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sinclair Broadcast Group, Inc., Class A	5,712	190,495
Time, Inc.	8,877	158,455
Townsquare Media, Inc., Class A *	783	8,151
tronc, Inc.	2,030	28,156
World Wrestling Entertainment, Inc., Class A	2,817	51,833
		2,503,117

Metals & Mining - 1.2%
AK Steel Holding Corp. *	25,988	265,337
Allegheny Technologies, Inc. (a)	9,377	149,376
Ampco-Pittsburgh Corp.	667	11,172
Carpenter Technology Corp.	3,994	144,463
Century Aluminum Co. *	3,803	32,554
Cliffs Natural Resources, Inc. *	19,051	160,219
Coeur Mining, Inc. *	15,243	138,559
Commercial Metals Co.	9,924	216,145
Ferroglobe plc	5,015	54,312
Ferroglobe Representation & Warranty Insurance Trust *(b)	5,015	—
Gold Resource Corp.	3,896	16,948
Handy & Harman Ltd. *	202	5,161
Haynes International, Inc.	1,062	45,655
Hecla Mining Co.	32,965	172,737
Kaiser Aluminum Corp.	1,529	118,788
Materion Corp.	1,555	61,578
Olympic Steel, Inc.	846	20,498
Real Industry, Inc. *	1,889	11,523
Ryerson Holding Corp. *	965	12,883
Schnitzer Steel Industries, Inc., Class A	2,273	58,416
Stillwater Mining Co. *	10,560	170,122
SunCoke Energy, Inc. *	5,034	57,085
TimkenSteel Corp. *	3,081	47,694
Worthington Industries, Inc.	3,891	184,589
		2,155,814

Mortgage Real Estate Investment Trusts (REITs) - 1.0%
AG Mortgage Investment Trust, Inc.	2,395	40,978
Altisource Residential Corp.	4,415	48,742
Anworth Mortgage Asset Corp.	8,089	41,820
Apollo Commercial Real Estate Finance, Inc.	6,230	103,543
Ares Commercial Real Estate Corp.	2,562	35,176
ARMOUR Residential REIT, Inc.	2,869	62,229
Capstead Mortgage Corp.	8,250	84,067
Colony Capital, Inc., Class A	9,719	196,810
CYS Investments, Inc.	12,204	94,337
Dynex Capital, Inc.	3,496	23,843
Great Ajax Corp.	1,009	13,389
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,511	66,674

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Invesco Mortgage Capital, Inc.	9,724	141,970
Ladder Capital Corp.	3,368	46,209
MTGE Investment Corp.	3,949	61,999
New Residential Investment Corp.	20,997	330,073
New York Mortgage Trust, Inc.	9,264	61,142
Orchid Island Capital, Inc. (a)	1,416	15,335
Owens Realty Mortgage, Inc. (a)	782	14,483
PennyMac Mortgage Investment Trust	5,886	96,354
Redwood Trust, Inc.	6,587	100,188
Resource Capital Corp.	2,766	23,041
Western Asset Mortgage Capital Corp. (a)	3,699	37,249
		1,739,651

Multi-Utilities - 0.4%
Avista Corp.	5,470	218,745
Black Hills Corp.	4,460	273,577
NorthWestern Corp.	4,205	239,138
Unitil Corp.	1,083	49,103
		780,563

Multiline Retail - 0.2%
Big Lots, Inc.	3,849	193,258
Fred's, Inc., Class A (a)	2,753	51,096
Ollie's Bargain Outlet Holdings, Inc. *	1,576	44,837
Sears Holdings Corp. *(a)	877	8,147
Tuesday Morning Corp. *	3,766	20,337
		317,675

Oil, Gas & Consumable Fuels - 2.2%
Abraxas Petroleum Corp. *	7,685	19,750
Adams Resources & Energy, Inc.	189	7,494
Alon USA Energy, Inc.	2,410	27,426
Ardmore Shipping Corp.	1,617	11,966
Bill Barrett Corp. *	4,332	30,281
California Resources Corp. *	2,470	52,586
Callon Petroleum Co. *	12,172	187,084
Carrizo Oil & Gas, Inc. *	5,220	194,967
Clayton Williams Energy, Inc. *	515	61,419
Clean Energy Fuels Corp. *(a)	5,949	17,014
Cobalt International Energy, Inc. *	31,800	38,796
Contango Oil & Gas Co. *	1,560	14,570
CVR Energy, Inc. (a)	1,233	31,306
Delek US Holdings, Inc.	5,325	128,173
Denbury Resources, Inc. *	30,377	111,787
DHT Holdings, Inc.	7,166	29,667
Dorian LPG Ltd. *(a)	1,932	15,862
Earthstone Energy, Inc. *(a)	101	1,388

40 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Eclipse Resources Corp. *	4,808	12,837
EP Energy Corp., Class A *(a)	3,016	19,755
Erin Energy Corp. *	1,082	3,300
Evolution Petroleum Corp.	1,370	13,700
EXCO Resources, Inc. *	14,704	12,847
Frontline Ltd.	5,063	35,998
GasLog Ltd. (a)	3,212	51,713
Gener8 Maritime, Inc. *	3,059	13,704
Golar LNG Ltd. (a)	8,182	187,695
Green Plains, Inc.	2,929	81,573
International Seaways, Inc. *	934	13,113
Isramco, Inc. *(a)	85	10,565
Jones Energy, Inc., Class A *(a)	4,435	22,175
Matador Resources Co. *	7,172	184,751
Navios Maritime Acquisition Corp.	7,368	12,526
Nordic American Tankers Ltd. (a)	8,383	70,417
Northern Oil and Gas, Inc. *(a)	3,642	10,015
Oasis Petroleum, Inc. *	19,575	296,365
Overseas Shipholding Group, Inc., Class A	2,804	10,739
Pacific Ethanol, Inc. *	1,816	17,252
Panhandle Oil and Gas, Inc., Class A	1,238	29,155
Par Pacific Holdings, Inc. *(a)	2,179	31,683
PDC Energy, Inc. *	4,682	339,820
Renewable Energy Group, Inc. *	3,095	30,021
REX American Resources Corp. *	441	43,549
Ring Energy, Inc. *	2,786	36,190
RSP Permian, Inc. *	8,395	374,585
Sanchez Energy Corp. *(a)	4,490	40,545
Scorpio Tankers, Inc.	13,801	62,518
SemGroup Corp., Class A	5,576	232,798
Ship Finance International Ltd. (a)	5,176	76,864
Synergy Resources Corp. *	16,055	143,050
Teekay Corp.	3,424	27,495
Teekay Tankers Ltd., Class A	9,079	20,519
W&T Offshore, Inc. *	3,057	8,468
Western Refining, Inc.	6,969	263,777
Westmoreland Coal Co. *	1,194	21,098
		3,844,711

Paper & Forest Products - 0.6%
Boise Cascade Co. *	3,372	75,870
Clearwater Paper Corp. *	1,465	96,031
Deltic Timber Corp.	827	63,737
KapStone Paper and Packaging Corp.	7,459	164,471

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Louisiana-Pacific Corp. *	12,456	235,792
Neenah Paper, Inc.	1,433	122,091
PH Glatfelter Co.	3,755	89,707
Schweitzer-Mauduit International, Inc.	2,615	119,061
		966,760

Personal Products - 0.3%
Avon Products, Inc. *	38,050	191,772
elf Beauty, Inc. *(a)	862	24,946
Inter Parfums, Inc.	1,484	48,601
Lifevantage Corp. *(a)	1,071	8,729
Medifast, Inc.	838	34,886
Natural Health Trends Corp.	608	15,109
Nature's Sunshine Products, Inc.	1,018	15,270
Nutraceutical International Corp.	861	30,092
Revlon, Inc., Class A *	936	27,284
Synutra International, Inc. *	1,867	9,989
USANA Health Sciences, Inc. *	822	50,306
		456,984

Pharmaceuticals - 1.5%
AcelRx Pharmaceuticals, Inc. *(a)	2,758	7,171
Aclaris Therapeutics, Inc. *	702	19,052
Aerie Pharmaceuticals, Inc. *(a)	2,390	90,462
Agile Therapeutics, Inc. *	803	4,577
Amphastar Pharmaceuticals, Inc. *	3,073	56,605
Ampio Pharmaceuticals, Inc. *(a)	3,423	3,081
ANI Pharmaceuticals, Inc. *	616	37,342
Aratana Therapeutics, Inc. *	2,189	15,717
Axsome Therapeutics, Inc. *(a)	866	5,846
Bio-Path Holdings, Inc. *	6,471	8,736
Catalent, Inc. *	8,604	231,964
Cempra, Inc. *(a)	3,855	10,794
Clearside Biomedical, Inc. *	578	5,167
Collegium Pharmaceutical, Inc. *(a)	1,055	16,426
Corcept Therapeutics, Inc. *	5,820	42,253
Depomed, Inc. *	5,272	95,001
Dermira, Inc. *	1,906	57,809
Durect Corp. *	8,677	11,627
Egalet Corp. *(a)	1,726	13,204
Endocyte, Inc. *(a)	2,665	6,796
Flex Pharma, Inc. *(a)	474	2,503
Forest Laboratories, Inc. CVR *(b)	1,024	—
Heska Corp. *	439	31,432
Horizon Pharma plc *	13,933	225,436
Impax Laboratories, Inc. *	6,324	83,793
Innoviva, Inc. *(a)	6,571	70,310

42 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Intersect ENT, Inc. *	1,988	24,055
Intra-Cellular Therapies, Inc. *(a)	2,964	44,727
Lannett Co., Inc. *(a)	2,393	52,766
Lipocine, Inc. *(a)	1,290	4,747
Medicines Co. (The) *(a)	5,815	197,361
MyoKardia, Inc. *	877	11,357
Nektar Therapeutics *	12,082	148,246
Neos Therapeutics, Inc. *(a)	1,071	6,265
Novan, Inc. *	415	11,213
Ocular Therapeutix, Inc. *(a)	1,006	8,420
Omeros Corp. *(a)	3,039	30,147
Omthera Pharmaceutical, Inc. CVR *(b)	508	305
Pacira Pharmaceuticals, Inc. *	3,147	101,648
Paratek Pharmaceuticals, Inc. *	1,582	24,363
Phibro Animal Health Corp., Class A	1,619	47,437
Prestige Brands Holdings, Inc. *	4,596	239,452
Reata Pharmaceuticals, Inc., Class A *(a)	443	9,671
Revance Therapeutics, Inc. *(a)	1,427	29,539
SciClone Pharmaceuticals, Inc. *	3,828	41,342
Sucampo Pharmaceuticals, Inc., Class A *(a)	1,939	26,273
Supernus Pharmaceuticals, Inc. *	4,051	102,288
Teligent, Inc. *(a)	2,576	17,027
Tetraphase Pharmaceuticals, Inc. *	2,696	10,865
TherapeuticsMD, Inc. *(a)	12,961	74,785
Theravance Biopharma, Inc. *(a)	3,407	108,615
Titan Pharmaceuticals, Inc. *(a)	1,466	5,864
WaVe Life Sciences Ltd. *(a)	576	15,062
Zogenix, Inc. *(a)	1,914	23,255
		2,570,199

Professional Services - 1.2%
Acacia Research Corp.	4,242	27,573
Advisory Board Co. (The) *	3,538	117,639
Barrett Business Services, Inc.	606	38,845
CBIZ, Inc. *	3,612	49,484
CEB, Inc.	2,776	168,226
Cogint, Inc. *(a)	1,183	4,081
CRA International, Inc.	707	25,876
Exponent, Inc.	2,209	133,203
Franklin Covey Co. *	1,007	20,291
FTI Consulting, Inc. *	3,585	161,612
GP Strategies Corp. *	1,007	28,800
Heidrick & Struggles International, Inc.	1,525	36,829
Hill International, Inc. *	2,159	9,392
Huron Consulting Group, Inc. *	1,867	94,564
ICF International, Inc. *	1,507	83,186
Insperity, Inc.	1,356	96,208

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Kelly Services, Inc., Class A	2,314	53,037
Kforce, Inc.	1,903	43,959
Korn/Ferry International	4,949	145,649
Mistras Group, Inc. *	1,338	34,360
Navigant Consulting, Inc. *	3,723	97,468
On Assignment, Inc. *	4,393	193,995
Resources Connection, Inc.	2,900	55,825
RPX Corp. *	4,188	45,230
TriNet Group, Inc. *	3,638	93,206
TrueBlue, Inc. *	3,417	84,229
WageWorks, Inc. *	3,153	228,592
		2,171,359

Real Estate Management & Development - 0.5%
Alexander & Baldwin, Inc.	4,028	180,736
Altisource Portfolio Solutions S.A. *(a)	900	23,931
AV Homes, Inc. *(a)	824	13,019
Consolidated-Tomoka Land Co.	377	20,139
Forestar Group, Inc. *	2,595	34,514
FRP Holdings, Inc. *	453	17,078
Griffin Industrial Realty, Inc.	55	1,745
HFF, Inc., Class A	2,937	88,844
Kennedy-Wilson Holdings, Inc.	7,125	146,063
Marcus & Millichap, Inc. *	1,049	28,029
RE/MAX Holdings, Inc., Class A	1,383	77,448
RMR Group, Inc. (The), Class A	543	21,449
St Joe Co. (The) *	4,238	80,522
Stratus Properties, Inc. *	485	15,884
Tejon Ranch Co. *	1,147	29,168
Trinity Place Holdings, Inc. *	1,509	13,989
		792,558

Road & Rail - 0.5%
ArcBest Corp.	2,213	61,189
Celadon Group, Inc. (a)	1,805	12,906
Covenant Transportation Group, Inc., Class A *	905	17,503
Heartland Express, Inc.	3,887	79,139
Knight Transportation, Inc.	5,783	191,128
Marten Transport Ltd.	2,020	47,066
PAM Transportation Services, Inc. *	289	7,508
Roadrunner Transportation Systems, Inc. *	2,171	22,557
Saia, Inc. *	2,126	93,863
Swift Transportation Co. *	6,452	157,171
Universal Truckload Services, Inc.	475	7,766

44 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
USA Truck, Inc. *	561	4,886
Werner Enterprises, Inc.	3,859	104,000
YRC Worldwide, Inc. *	2,802	37,211
		843,893

Semiconductors & Semiconductor Equipment - 3.6%
Acacia Communications, Inc. *	408	25,194
Advanced Energy Industries, Inc. *	3,412	186,807
Advanced Micro Devices, Inc. *	63,079	715,316
Alpha & Omega Semiconductor Ltd. *	1,207	25,673
Ambarella, Inc. *(a)	2,765	149,670
Amkor Technology, Inc. *	8,647	91,226
Applied Micro Circuits Corp. *	6,307	52,033
Axcelis Technologies, Inc. *	2,416	35,153
Brooks Automation, Inc.	5,690	97,128
Cabot Microelectronics Corp.	1,908	120,528
Cavium, Inc. *(a)	5,446	340,048
CEVA, Inc. *	1,590	53,345
Cirrus Logic, Inc. *	5,413	306,051
Cohu, Inc.	2,037	28,314
Diodes, Inc. *	3,290	84,454
DSP Group, Inc. *	1,705	22,250
Entegris, Inc. *	12,216	218,666
Exar Corp. *	3,348	36,091
FormFactor, Inc. *	5,937	66,494
GigPeak, Inc. *	3,618	9,117
Impinj, Inc. *(a)	433	15,302
Inphi Corp. *	3,470	154,831
Integrated Device Technology, Inc. *	11,642	274,286
Intersil Corp., Class A	11,602	258,725
IXYS Corp.	2,094	24,919
Kopin Corp. *	6,180	17,551
Lattice Semiconductor Corp. *	10,361	76,257
MACOM Technology Solutions Holdings, Inc. *	2,011	93,069
MaxLinear, Inc., Class A *	4,823	105,141
Microsemi Corp. *	9,627	519,569
MKS Instruments, Inc.	4,598	273,121
Monolithic Power Systems, Inc.	3,364	275,613
Nanometrics, Inc. *	2,115	53,002
NeoPhotonics Corp. *	2,662	28,776
NVE Corp.	408	29,143
PDF Solutions, Inc. *	2,083	46,972
Photronics, Inc. *	5,437	61,438
Power Integrations, Inc.	2,369	160,737
Rambus, Inc. *	8,912	122,718
Rudolph Technologies, Inc. *	2,334	54,499
Semtech Corp. *	5,583	176,144

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sigma Designs, Inc. *	2,732	16,392
Silicon Laboratories, Inc. *	3,566	231,790
Synaptics, Inc. *	2,966	158,918
Tessera Holding Corp.	4,254	188,027
Ultra Clean Holdings, Inc. *	2,008	19,478
Ultratech, Inc. *	1,685	40,406
Veeco Instruments, Inc. *	3,117	90,861
Xcerra Corp. *	4,282	32,715
		6,263,958

Software - 3.3%
8x8, Inc. *	7,620	108,966
A10 Networks, Inc. *	3,806	31,628
ACI Worldwide, Inc. *	9,965	180,865
American Software, Inc., Class A	1,795	18,542
Aspen Technology, Inc. *	6,579	359,740
Barracuda Networks, Inc. *	1,715	36,752
Blackbaud, Inc.	4,077	260,928
Blackline, Inc. *	864	23,872
Bottomline Technologies de, Inc. *	3,347	83,742
BroadSoft, Inc. *(a)	2,540	104,775
Callidus Software, Inc. *	4,803	80,690
Commvault Systems, Inc. *	3,343	171,830
Digimarc Corp. *(a)	751	22,530
Ebix, Inc. (a)	2,069	118,036
Ellie Mae, Inc. *	2,831	236,898
EnerNOC, Inc. *(a)	2,044	12,264
Everbridge, Inc. *	665	12,269
Exa Corp. *	1,081	16,604
Fair Isaac Corp.	2,646	315,456
Gigamon, Inc. *	2,807	127,859
Globant S.A. *(a)	2,220	74,037
Glu Mobile, Inc. *(a)	9,287	18,017
Guidance Software, Inc. *	1,234	8,737
HubSpot, Inc. *	2,493	117,171
Imperva, Inc. *	2,476	95,078
Jive Software, Inc. *	3,414	14,851
Majesco *	457	2,779
Mentor Graphics Corp.	9,256	341,454
MicroStrategy, Inc., Class A *	820	161,868
Mitek Systems, Inc. *	2,294	14,108
MobileIron, Inc. *	3,001	11,254
Model N, Inc. *	1,727	15,284
Monotype Imaging Holdings, Inc.	3,293	65,366
Park City Group, Inc. *(a)	855	10,859
Paycom Software, Inc. *(a)	3,801	172,907
Paylocity Holding Corp. *	1,861	55,849

46 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Pegasystems, Inc.	3,115	112,140
Progress Software Corp.	4,326	138,129
Proofpoint, Inc. *	3,526	249,112
PROS Holdings, Inc. *	1,967	42,330
QAD, Inc., Class A	789	23,986
Qualys, Inc. *	2,349	74,346
Rapid7, Inc. *	1,550	18,864
RealPage, Inc. *	4,668	140,040
RingCentral, Inc., Class A *	5,062	104,277
Rosetta Stone, Inc. *	1,504	13,401
Rubicon Project, Inc. (The) *	2,901	21,525
Sapiens International Corp. NV	2,130	30,544
SecureWorks Corp., Class A *	472	4,998
Silver Spring Networks, Inc. *	3,137	41,753
Synchronoss Technologies, Inc. *	3,566	136,578
Take-Two Interactive Software, Inc. *	7,029	346,459
Tangoe, Inc. *	2,154	16,974
Telenav, Inc. *	2,354	16,596
TiVo Corp. *	10,113	211,362
Varonis Systems, Inc. *	834	22,351
VASCO Data Security International, Inc. *	2,265	30,917
Verint Systems, Inc. *	5,365	189,116
VirnetX Holding Corp. *(a)	3,778	8,312
Workiva, Inc. *(a)	1,712	23,369
Zendesk, Inc. *	7,012	148,654
Zix Corp. *	5,001	24,705
		5,694,703

Specialty Retail - 2.2%
Aaron's, Inc.	5,678	181,639
Abercrombie & Fitch Co., Class A	5,881	70,572
America's Car-Mart, Inc. *	726	31,763
American Eagle Outfitters, Inc. (a)	14,393	218,342
Asbury Automotive Group, Inc. *	1,726	106,494
Ascena Retail Group, Inc. *	14,943	92,497
At Home Group, Inc. *(a)	671	9,817
Barnes & Noble Education, Inc. *	3,122	35,809
Barnes & Noble, Inc.	4,926	54,925
Big 5 Sporting Goods Corp.	1,497	25,973
Boot Barn Holdings, Inc. *	922	11,544
Buckle, Inc. (The) (a)	2,185	49,818
Build-A-Bear Workshop, Inc. *	1,105	15,194
Caleres, Inc.	3,700	121,434
Camping World Holdings, Inc., Class A (a)	981	31,971
Cato Corp., (The), Class A	2,030	61,062
Chico's FAS, Inc.	11,271	162,190
Children's Place, Inc. (The)	1,618	163,337

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 47

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Citi Trends, Inc.	1,298	24,454
Conn's, Inc. *(a)	2,111	26,704
Container Store Group, Inc. (The) *(a)	1,542	9,792
Destination XL Group, Inc. *	3,868	16,439
DSW, Inc., Class A	5,812	131,642
Express, Inc. *	6,091	65,539
Finish Line, Inc., (The), Class A	3,610	67,904
Five Below, Inc. *	4,627	184,895
Francesca's Holdings Corp. *	3,266	58,886
Genesco, Inc. *	1,774	110,165
GNC Holdings, Inc., Class A	5,928	65,445
Group 1 Automotive, Inc.	1,795	139,902
Guess?, Inc.	4,778	57,814
Haverty Furniture Cos., Inc.	1,689	40,029
Hibbett Sports, Inc. *(a)	1,921	71,653
Kirkland's, Inc. *	1,302	20,194
Lithia Motors, Inc., Class A	2,051	198,598
Lumber Liquidators Holdings, Inc. *(a)	2,090	32,897
MarineMax, Inc. *	2,047	39,610
Monro Muffler Brake, Inc.	2,712	155,126
Office Depot, Inc.	47,796	216,038
Party City Holdco, Inc. *(a)	1,941	27,562
Pier 1 Imports, Inc.	6,957	59,413
Rent-A-Center, Inc.	4,092	46,035
Restoration Hardware Holdings, Inc. *(a)	3,342	102,599
Sears Hometown and Outlet Stores, Inc. *(a)	877	4,122
Select Comfort Corp. *	4,001	90,503
Shoe Carnival, Inc.	1,156	31,189
Sonic Automotive, Inc., Class A	2,180	49,922
Sportsman's Warehouse Holdings, Inc. *(a)	2,022	18,987
Stage Stores, Inc.	2,464	10,768
Stein Mart, Inc.	2,386	13,075
Tailored Brands, Inc.	4,129	105,496
Tile Shop Holdings, Inc. *	2,538	49,618
Tilly's, Inc., Class A *	827	10,908
Vitamin Shoppe, Inc. *	1,983	47,096
West Marine, Inc. *	1,507	15,778
Winmark Corp.	223	28,132
Zumiez, Inc. *(a)	1,698	37,101
		3,926,411

Technology Hardware, Storage & Peripherals - 0.5%
3D Systems Corp. *(a)	9,267	123,158
Avid Technology, Inc. *	2,494	10,974
CPI Card Group, Inc.	1,394	5,785
Cray, Inc. *	3,150	65,205
Diebold Nixdorf, Inc. (a)	5,911	148,662

48 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Eastman Kodak Co. *	1,582	24,521
Electronics For Imaging, Inc. *	4,061	178,115
Immersion Corp. *(a)	2,323	24,693
Nimble Storage, Inc. *(a)	4,906	38,856
Pure Storage, Inc., Class A *	5,887	66,582
Stratasys Ltd. *	3,930	65,002
Super Micro Computer, Inc. *	3,338	93,631
USA Technologies, Inc. *(a)	2,793	12,010
		857,194

Textiles, Apparel & Luxury Goods - 0.7%
Columbia Sportswear Co.	2,329	135,781
Crocs, Inc. *	5,941	40,755
Culp, Inc.	785	29,163
Deckers Outdoor Corp. *	2,802	155,203
Delta Apparel, Inc. *	555	11,505
Fossil Group, Inc. *(a)	3,623	93,691
G-III Apparel Group Ltd. *	3,714	109,786
Iconix Brand Group, Inc. *	3,684	34,409
Movado Group, Inc.	1,238	35,592
Oxford Industries, Inc.	1,312	78,891
Perry Ellis International, Inc. *	933	23,241
Sequential Brands Group, Inc. *(a)	2,800	13,104
Steven Madden Ltd. *	5,319	190,154
Superior Uniform Group, Inc.	573	11,242
Unifi, Inc. *	1,199	39,123
Vera Bradley, Inc. *	1,814	21,260
Vince Holding Corp. *(a)	1,135	4,597
Wolverine World Wide, Inc.	8,370	183,721
		1,211,218

Thrifts & Mortgage Finance - 2.2%
Astoria Financial Corp.	7,952	148,305
Bank Mutual Corp.	3,599	34,011
BankFinancial Corp.	1,183	17,532
Bear State Financial, Inc. (a)	1,029	10,444
Beneficial Bancorp, Inc.	5,863	107,879
BofI Holding, Inc. *(a)	5,179	147,860
BSB Bancorp, Inc. *	625	18,094
Capitol Federal Financial, Inc.	11,014	181,290
Charter Financial Corp.	1,280	21,338
Clifton Bancorp, Inc.	1,706	28,866
Dime Community Bancshares, Inc.	2,402	48,280
ESSA Bancorp, Inc.	636	9,998
Essent Group Ltd. *	6,451	208,819
EverBank Financial Corp.	8,895	173,008
Federal Agricultural Mortgage Corp., Class C	669	38,314

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 49

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First Defiance Financial Corp.	799	40,541
Flagstar Bancorp, Inc. *	1,712	46,121
Greene County Bancorp, Inc.	235	5,382
Hingham Institution for Savings	102	20,072
Home Bancorp, Inc. (a)	448	17,297
HomeStreet, Inc. *	1,967	62,157
Impac Mortgage Holdings, Inc. *(a)	665	9,323
Kearny Financial Corp.	7,369	114,588
Lake Sunapee Bank Group	611	14,413
LendingTree, Inc. *(a)	549	55,641
Meridian Bancorp, Inc.	3,759	71,045
Meta Financial Group, Inc.	641	65,959
MGIC Investment Corp. *	29,481	300,411
Nationstar Mortgage Holdings, Inc. *(a)	2,532	45,728
NMI Holdings, Inc., Class A *	4,529	48,234
Northfield Bancorp, Inc.	3,620	72,291
Northwest Bancshares, Inc.	8,299	149,631
OceanFirst Financial Corp.	2,167	65,075
Ocwen Financial Corp. *(a)	8,291	44,688
Oritani Financial Corp.	3,007	56,381
PennyMac Financial Services, Inc., Class A *	1,102	18,348
PHH Corp. *	4,575	69,357
Provident Bancorp, Inc. *	344	6,158
Provident Financial Holdings, Inc.	514	10,393
Provident Financial Services, Inc.	5,275	149,283
Radian Group, Inc.	18,602	334,464
SI Financial Group, Inc.	867	13,352
Southern Missouri Bancorp, Inc.	455	16,098
Territorial Bancorp, Inc.	665	21,839
TrustCo Bank Corp.	7,825	68,469
United Community Financial Corp.	3,416	30,539
United Financial Bancorp, Inc.	3,817	69,317
Walker & Dunlop, Inc. *	2,377	74,162
Walter Investment Management Corp. *(a)	1,580	7,505
Washington Federal, Inc.	7,854	269,785
Waterstone Financial, Inc.	2,330	42,872
Western New England Bancorp, Inc.	1,240	11,594
WSFS Financial Corp.	2,397	111,101
		3,823,652

Tobacco - 0.2%
Alliance One International, Inc. *	650	12,480
Turning Point Brands, Inc. *	464	5,684
Universal Corp.	1,916	122,145
Vector Group Ltd. (a)	8,016	182,284
		322,593

50 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Trading Companies & Distributors - 1.0%
Aircastle Ltd.	3,721	77,583
Applied Industrial Technologies, Inc.	3,137	186,338
Beacon Roofing Supply, Inc. *	5,165	237,952
BMC Stock Holdings, Inc. *	4,759	92,800
CAI International, Inc. *	1,481	12,840
DXP Enterprises, Inc. *	1,272	44,189
GATX Corp. (a)	3,533	217,562
GMS, Inc. *	554	16,221
H&E Equipment Services, Inc.	2,409	56,009
Kaman Corp.	2,318	113,420
Lawson Products, Inc. *	447	10,639
MRC Global, Inc. *	8,098	164,065
Neff Corp., Class A *	900	12,690
NOW, Inc. *	9,243	189,204
Rush Enterprises, Inc.:
Class A *	2,296	73,242
Class B *	513	15,836
SiteOne Landscape Supply, Inc. *(a)	907	31,500
Textainer Group Holdings Ltd.	1,837	13,686
Titan Machinery, Inc. *(a)	1,521	22,161
Triton International Ltd.	3,126	49,391
Univar, Inc. *	3,713	105,338
Veritiv Corp. *	629	33,809
Willis Lease Finance Corp. *	332	8,493
		1,784,968

Water Utilities - 0.3%
American States Water Co.	3,156	143,787
AquaVenture Holdings Ltd. *	599	14,694
Artesian Resources Corp., Class A	490	15,651
California Water Service Group	4,151	140,719
Connecticut Water Service, Inc.	883	49,316
Consolidated Water Co. Ltd.	1,137	12,336
Global Water Resources, Inc.	641	5,833
Middlesex Water Co.	1,246	53,503
SJW Group	1,344	75,237
York Water Co. (The)	992	37,894
		548,970

Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. *	2,827	34,461
Contra Leap Wireless, Inc. CVR *(b)	4,674	11,778
NII Holdings, Inc. *(a)	4,172	8,970

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 51

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Shenandoah Telecommunications Co.	3,732	101,884
Spok Holdings, Inc.	1,597	33,138
		190,231

Total Common Stocks (Cost $120,907,907)		158,992,932

EXCHANGE-TRADED FUNDS - 3.0%
iShares Russell 2000 ETF (a)	39,500	5,326,575

Total Exchange-Traded Funds (Cost $4,649,871)		5,326,575

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.6%
U.S. Treasury Bills, 0.573%, 8/17/17 ^	1,000,000	995,762

Total U.S. Treasury Obligations (Cost $996,371)		995,762

TIME DEPOSIT - 5.6%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	9,780,005	9,780,005

Total Time Deposit (Cost $9,780,005)		9,780,005

	SHARES	VALUE ($)
WARRANTS - 0.0%
Asterias Biotherapeutics, Inc. (expiring 02/15/17) *(a)	163	89

Total Warrants (Cost $93)		89

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 10.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	17,734,084	17,734,084

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $17,734,084)		17,734,084

TOTAL INVESTMENTS (Cost $154,068,331) - 110.4%		192,829,447
Other assets and liabilities, net - (10.4%)		(18,131,644)
NET ASSETS - 100.0%		174,697,803
See notes to financial statements.

52 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini Russell 2000 Index	159	3/17	$10,787,355	($239,785)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $17,120,318 as of December 31, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $35,146, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

Abbreviations:
CVR: Contingent Value Rights
ETF: Exchange-Traded Fund
Ltd.: Limited
plc: Public Limited Company
REIT: Real Estate Investment Trust
See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 53

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $154,068,331) - see accompanying schedule	$192,829,447
Receivable for shares sold	74,116
Dividends and interest receivable	201,990
Securities lending income receivable	25,583
Directors' deferred compensation plan	74,447
Receivable from affiliates	29,356
Total assets	193,234,939

LIABILITIES
Collateral for securities loaned	17,734,084
Payable for shares redeemed	443,444
Payable for futures contracts variation margin	45,315
Payable to affiliates:
Investment advisory fee	51,476
Administrative fees	14,845
Distribution Plan expenses	4,147
Shareholder servicing agent fee	1,113
Directors' fees and expenses	6,880
Directors' deferred compensation plan	74,447
Accrued expenses and other liabilities	161,385
Total liabilities	18,537,136
NET ASSETS	$174,697,803

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized for each class:
Class I: 1,933,882 shares outstanding	106,231,701
Class F: 320,638 shares outstanding	21,263,239
Undistributed net investment income	1,497,647
Accumulated net realized gain (loss)	7,183,885
Net unrealized appreciation (depreciation)	38,521,331
NET ASSETS	$174,697,803

NET ASSET VALUE PER SHARE
Class I (based on net assets of $149,738,898)	$77.43
Class F (based on net assets of $24,958,905)	$77.84
See notes to financial statements.

54 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $526)	$2,315,677
Securities lending income	161,746
Other income	83,362
Interest income	28,415
Total investment income	2,589,200

Expenses:
Investment advisory fee	508,855
Administrative fees	166,153
Transfer agency fees and expenses:
Class I	14,980
Class F	4,528
Distribution Plan expenses:
Class F	38,775
Directors' fees and expenses	28,568
Accounting fees	44,447
Custodian fees	93,394
Professional fees	35,796
Reports to shareholders	80,817
Licensing fees	72,762
Miscellaneous	42,158
Total expenses	1,131,233
Reimbursement from Advisor:
Class I	(259,175)
Class F	(32,403)
Administrative fees waived	(20,628)
Net expenses	819,027
NET INVESTMENT INCOME (LOSS)	1,770,173

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,046,954
Futures	2,765,545
6,812,499

Net change in unrealized appreciation (depreciation) on:
Investments	21,397,298
Futures	(332,490)
21,064,808

NET REALIZED AND UNREALIZED GAIN (LOSS)	27,877,307

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,647,480
See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$1,770,173	$1,084,678
Net realized gain (loss)	6,812,499	13,462,160
Net change in unrealized appreciation (depreciation)	21,064,808	(21,931,455)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,647,480	(7,384,617)

Distributions to shareholders from:
Net investment income:
Class I shares	(739,188)	(192,907)
Class F shares	(87,253)	—
Net realized gain:
Class I shares	(11,545,346)	(3,507,179)
Class F shares	(1,908,701)	(503,660)
Total distributions	(14,280,488)	(4,203,746)

Capital share transactions:
Shares sold:
Class I shares	17,370,069	9,831,626
Class F shares	7,779,850	5,908,634
Shares issued from merger (See Note F):
Class I shares	9,908,332	—
Reinvestment of distributions:
Class I shares	12,284,534	3,700,086
Class F shares	1,995,954	503,659
Shares redeemed:
Class I shares	(22,908,913)	(34,261,751)
Class F shares	(4,211,630)	(4,666,051)
Total capital share transactions	22,218,196	(18,983,797)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,585,188	(30,572,160)

NET ASSETS
Beginning of year	137,112,615	167,684,775
End of year (including undistributed net investment income of $1,497,647 and $817,322, respectively)	$174,697,803	$137,112,615
See notes to financial statements.

56 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Shares sold:
Class I shares	238,386	129,051
Class F shares	105,761	77,673
Shares issued from merger (See Note F):
Class I shares	127,586	—
Reinvestment of distributions:
Class I shares	158,245	51,938
Class F shares	25,573	7,028
Shares redeemed:
Class I shares	(306,919)	(449,443)
Class F shares	(59,346)	(60,826)
Total capital share activity	289,286	(244,579)
See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 57

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 40,000,000 shares have been allocated to the Portfolio (20,000,000 to each share class), with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in common stocks of the companies that compose the Russell 2000 Index. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy.
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Warrants are valued at their official closing price as reported by an independent pricing source on the exchange on which they are traded and categorized as Level 1 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$158,957,786	$35,146	$0	$158,992,932
Exchange-Traded Funds	5,326,575	—	—	5,326,575
U.S. Treasury Obligations	—	995,762	—	995,762
Time Deposit	—	9,780,005	—	9,780,005
Warrants	89	—	—	89
Short Term Investment of Cash Collateral For Securities Loaned	17,734,084	—	—	17,734,084
TOTAL	$182,018,534	$10,810,913	$0^	$192,829,447
Futures Contracts***	($239,785)	$—	$—	($239,785)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities are valued at $0 and represent 0.0% of net assets.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December 31, 2016, futures contracts were used to provide equity market exposure for uncommitted cash balances. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$—*	Net unrealized appreciation (depreciation)	($239,785)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.

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The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	$2,765,545	($332,490)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			86
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.25% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the rate of 0.35% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the investment advisory fee amounted to $508,855 or 0.35% of the Portfolio’s average daily net assets, of which $1,201 was paid to CRM and $507,654 was paid to CIM.

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Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.63% for Class F and 0.38% for Class I of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to December 31, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.78% and for Class I to 0.53% of such class’ average daily net assets. Prior to May 1, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.95% and for Class I to 0.74% of such class’ average daily net assets and, for the period January 1, 2016 through April 30, 2016, voluntarily waived the portion of annual portfolio operating expenses for Class F in excess of 0.78% and for Class I in excess of 0.53%. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $1,435 and CIM waived or reimbursed expenses of $290,143, of which $86,803 were voluntarily waived.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $577, of which $96 were waived, and CIAS was paid administrative fees of $165,576, of which $20,532 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.20% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $38,775 or 0.20% of Class F’s average daily net assets, of which $137 was paid to EVD and $38,638 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $10,914 of which $36 was paid to EVM and $10,878 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, and excluding investments acquired in connection with the Reorganization (see Note F) and the sale of such acquired investments to realign the portfolio, were $29,809,815 and $23,418,242, respectively.

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The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$1,062,294	$551,674
Long-term capital gains	13,218,194	3,652,072
Total	$14,280,488	$4,203,746
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$53,207,922
Unrealized (depreciation)	(14,089,915)
Net unrealized appreciation (depreciation)	$39,118,007

Undistributed ordinary income	$2,086,152
Undistributed long-term capital gain	$6,005,584
Other temporary differences	($6,880)

Federal income tax cost of investments	$153,711,440
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, real estate investment trusts (REITs), non-REIT return of capital, passive foreign investment companies, deferred Directors' fees and Section 1256 futures contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to REITs and passive foreign investment companies.

Undistributed net investment income	($263,407)
Accumulated net realized gain (loss)	263,407
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $17,120,318 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

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	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$12,327,657	$—	$—	$—	$12,327,657
Exchange-Traded Funds	5,406,266	—	—	—	5,406,266
Warrants	161	—	—	—	161
Total Borrowings	$17,734,084	$—	$—	$—	$17,734,084
Amount of recognized liabilities for securities lending transactions					$17,734,084
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — REORGANIZATION
The Board of Directors approved the reorganization of Calvert VP Natural Resources Portfolio ("Natural Resources") into Calvert VP Russell 2000 Small Cap Index Portfolio ("Russell 2000 Small Cap Index"). Shareholders of Natural Resources approved the reorganization at a meeting held on September 9, 2016 and the reorganization took place at the close of business on September 23, 2016. The purpose of the transaction was to combine a small fund with a substantially larger fund, both managed by CIM.
The acquisition was accomplished by a taxable exchange of the following shares:

ACQUIRED PORTFOLIO	SHARES	ACQUIRING PORTFOLIO	SHARES	VALUE
Natural Resources	280,355	Russell 2000 Small Cap Index, Class I	127,586	$9,908,332
For financial reporting purposes, assets received and shares issued by Russell 2000 Small Cap Index were recorded at fair value; Natural Resources invested in ETFs and ETNs that are not typically held by Russell 2000 Small Cap Index. Accordingly, Natural Resources Reorganization resulted in the liquidation of approximately 100 percent of the portfolio securities of Natural Resources. These sale proceeds were then reinvested in portfolio securities included in the Russell 2000 Index.
The net assets immediately before the acquisition were as follows:

ACQUIRED PORTFOLIO	NET ASSETS	ACQUIRING PORTFOLIO	NET ASSETS
Natural Resources	$9,908,332	Russell 2000 Small Cap Index	$155,883,778
Assuming the acquisition had been completed on January 1, 2016, Russell 2000 Small Cap Index's results of operations for the year ended December 31, 2016 would have been as follows:

Net investment income	$1,865,543(a)
Net realized and change in unrealized gain (loss) on investments	$35,076,083(b)
Net increase (decrease) in assets from operations	$36,941,626
(a) $1,770,173 as reported, plus $95,370 from pre-merger Natural Resources.
(b) $27,877,307 as reported, plus $7,197,713 from pre-merger Natural Resources.
Because Russell 2000 Small Cap Index and Natural Resources sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

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Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Natural Resources that have been included in Russell 2000 Small Cap Index's Statement of Operations since September 23, 2016.
NOTE G — CAPITAL SHARES
At December 31, 2016, two separate accounts of an insurance company that is an affiliate of AIP owned 41% of the value of the outstanding shares of the Portfolio.
NOTE H — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 100% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $13,218,194 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012 (a)
Net asset value, beginning	$69.72	$75.83	$82.34	$62.39	$57.44
Income from investment operations:
Net investment income	0.90	0.55	0.50	0.56	0.87
Net realized and unrealized gain (loss)	13.70	(4.44)	2.99	22.96	7.95
Total from investment operations	14.60	(3.89)	3.49	23.52	8.82
Distributions from:
Net investment income	(0.41)	(0.12)	(0.48)	(0.58)	(0.63)
Net realized gain	(6.48)	(2.10)	(9.52)	(2.99)	(3.24)
Total distributions	(6.89)	(2.22)	(10.00)	(3.57)	(3.87)
Total increase (decrease) in net asset value	7.71	(6.11)	(6.51)	19.95	4.95
Net asset value, ending	$77.43	$69.72	$75.83	$82.34	$62.39
Total return (b)	20.92%	(5.19%)	4.15%	37.89%	15.50%
Ratios to average net assets: (c)
Net investment income	1.25%	0.72%	0.63%	0.75%	1.40%
Total expenses	0.75%	0.79%	0.75%	0.69%	0.76%
Net expenses	0.53%	0.74%	0.74%	0.69%	0.73%
Portfolio turnover (d)	17%	14%	21%	11%	13%
Net assets, ending (in thousands)	$149,739	$119,674	$150,532	$141,111	$106,827

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) During the year ended December 31, 2016, the Portfolio incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Portfolio on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012 (a)
Net asset value, beginning	$70.13	$76.31	$82.79	$62.68	$57.69
Income from investment operations:
Net investment income	0.73	0.40	0.31	0.36	0.77
Net realized and unrealized gain (loss)	13.76	(4.48)	3.01	23.11	7.94
Total from investment operations	14.49	(4.08)	3.32	23.47	8.71
Distributions from:
Net investment income	(0.30)	—	(0.28)	(0.37)	(0.48)
Net realized gain	(6.48)	(2.10)	(9.52)	(2.99)	(3.24)
Total distributions	(6.78)	(2.10)	(9.80)	(3.36)	(3.72)
Total increase (decrease) in net asset value	7.71	(6.18)	(6.48)	20.11	4.99
Net asset value, ending	$77.84	$70.13	$76.31	$82.79	$62.68
Total return (b)	20.63%	(5.40%)	3.93%	37.62%	15.23%
Ratios to average net assets (c)
Net investment income	1.00%	0.52%	0.43%	0.55%	1.23%
Total expenses	0.96%	1.01%	0.98%	0.90%	0.99%
Net expenses	0.78%	0.95%	0.95%	0.90%	0.94%
Portfolio turnover (d)	17%	14%	21%	11%	13%
Net assets, ending (in thousands)	$24,959	$17,439	$17,153	$15,007	$9,323

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) During the year ended December 31, 2016, the Portfolio incurred sales of $9,332,219 to realign the combined portfolio in connection with the reorganization of Calvert VP Natural Resources Portfolio into the Portfolio on September 23, 2016. These sales were excluded from the portfolio turnover calculation.

See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
1,850,926	64,190	75,737

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
1,858,340	59,686	72,828
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
270,474	5,844	80
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and a new Investment Sub-Advisory Agreement between the Adviser and Ameritas Investment Partners, Inc. (the “Sub-Adviser”), each with respect to the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from the Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review, the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its

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relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have the Sub-Adviser, an affiliate of CIM, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Adviser and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreement.
In evaluating the new Investment Sub-Advisory Agreement, the Directors considered information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, the Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreement, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Sub-Adviser; the Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and the Sub-Adviser’s performance in executing its investment strategies; the Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of the Sub-Adviser’s personnel; and the Sub-Adviser’s financial condition with respect to its ability to perform the services required under the new Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Adviser used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Sub-Adviser under the new Investment Sub-Advisory Agreement.

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In considering the cost of services to be provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to the Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fee at arm’s length with the Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fee was reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Because CRM would pay the Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) the Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreement, subject to approval of the Portfolio's shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24225 12.31.16

Calvert VP EAFE International Index Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
32	Notes to Financial Statements
39	Financial Highlights
41	Special Meeting of Shareholders
41	Proxy Voting
41	Availability of Quarterly Portfolio Holdings
42	Board Approval of Investment Advisory Agreement
44	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
The international equity environment for 2016 was nearly unchanged as the low interest rate environment and global deflationary trends kept international economic growth muted. Developed Markets experienced a flat year. Any overseas weakness in economic and corporate growth was helped by a stronger U.S. Dollar. As commodity deflation worries turned into global inflation concerns, emerging market fixed income became strained and emerging markets equities rallied.
Fund Performance Relative to the Benchmark
Foreign stock markets had positive absolute returns for the year, though much weaker than the U.S. S&P 500 Index. Much of the weaker foreign returns derived from a comparatively stronger U.S. Dollar. Calvert VP EAFE International Index Portfolio Class I shares posted a 0.46% return for the year, compared to the 1.00% return for the MSCI EAFE Index (“the Index”). The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. There were 21 countries in the EAFE universe as of December 31. Japan and the U.K. were the most heavily weighted, with weights of 24.1% and 18.3% respectively, accounting for 42.4% of the Index. The strongest returns for 2016 came from Belgium, New Zealand and Norway. Israel, Denmark and Italy were the least performing countries in the EAFE universe. For the year, the strongest sector returns were in the energy sector, followed by materials and industrials. The weakest sectors were consumer staples, health care and consumer discretionary.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM. In addition, effective December 31, 2016, the Portfolio is managed by Thomas C. Seto of CRM.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	20.4%
Industrials	13.5%
Consumer Discretionary	12.0%
Consumer Staples	10.7%
Health Care	10.2%
Materials	7.6%
Information Technology	5.2%
Energy	5.2%
Telecommunication Services	4.3%
Exchange-Traded Funds	3.7%
Real Estate	3.6%
Utilities	3.3%
Short-Term Investments	0.3%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Nestle SA	1.8%
Novartis AG	1.3%
HSBC Holdings plc	1.3%
Roche Holding AG	1.3%
Toyota Motor Corp.	1.2%
Royal Dutch Shell plc, Class A	0.9%
BP plc	0.9%
Total SA	0.9%
Royal Dutch Shell plc, Class B	0.8%
British American Tobacco plc	0.8%
Total	11.2%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	0.46%	5.55%	-0.16%
Class F	0.24%	5.31%	-0.38%
MSCI EAFE Index*	1.00%	6.53%	0.75%

Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratio from the current prospectus for Class I and F Shares is 0.72% and 1.01%, respectively. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. The performance data and expense ratios reflect the deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.
* Net of foreign withholding taxes.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class I
Actual	0.98%	$1,000.00	$1,039.60	$5.02
Hypothetical (5% return per year before expenses)	0.98%	$1,000.00	$1,020.21	$4.98
Class F
Actual	1.19%	$1,000.00	$1,038.60	$6.10
Hypothetical (5% return per year before expenses)	1.19%	$1,000.00	$1,019.15	$6.04

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP EAFE International Index Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

4 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 95.1%

Australia - 7.0%
AGL Energy Ltd.	6,879	109,448
Alumina Ltd.	24,958	32,635
Amcor Ltd.	11,722	126,162
AMP Ltd.	30,156	109,371
APA Group	11,361	70,135
Aristocrat Leisure Ltd.	5,521	61,596
ASX Ltd.	1,973	70,683
Aurizon Holdings Ltd.	20,921	76,065
AusNet Services	18,034	20,530
Australia & New Zealand Banking Group Ltd.	29,630	648,635
Bank of Queensland Ltd.	3,884	33,193
Bendigo & Adelaide Bank Ltd.	4,706	43,049
BGP Holdings plc *(a)	77,172	—
BHP Billiton Ltd.	32,509	582,393
Boral Ltd.	10,917	42,501
Brambles Ltd.	16,054	143,267
Caltex Australia Ltd.	2,659	58,300
Challenger Ltd.	5,824	47,057
CIMIC Group Ltd.	1,008	25,362
Coca-Cola Amatil Ltd.	5,839	42,584
Cochlear Ltd.	583	51,456
Commonwealth Bank of Australia	17,360	1,029,866
Computershare Ltd.	4,753	42,644
Crown Resorts Ltd.	3,713	30,945
CSL Ltd.	4,618	333,973
Dexus Property Group	9,869	68,463
Domino's Pizza Enterprises Ltd.	625	29,227
DUET Group	24,806	48,988
Flight Centre Travel Group Ltd.	565	12,733
Fortescue Metals Group Ltd.	15,873	66,333
Goodman Group	18,131	93,114
GPT Group (The)	18,331	66,460
Harvey Norman Holdings Ltd.	5,671	21,012
Healthscope Ltd.	17,690	29,161
Incitec Pivot Ltd.	17,202	44,512
Insurance Australia Group Ltd.	24,790	106,903
Lend Lease Group	5,640	59,268
Macquarie Group Ltd.	3,100	194,190
Medibank Pvt Ltd.	28,079	57,047
Mirvac Group	37,741	57,959

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 5

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Newcrest Mining Ltd.	7,815	112,060
National Australia Bank Ltd.	26,893	594,025
Oil Search Ltd.	13,972	71,911
Orica Ltd.	3,807	48,384
Origin Energy Ltd.	17,875	84,571
Qantas Airways Ltd.	4,855	11,630
QBE Insurance Group Ltd.	13,981	124,917
Ramsay Health Care Ltd.	1,442	70,898
REA Group Ltd.	537	21,340
Rio Tinto Ltd.	4,293	183,917
Santos Ltd.	16,283	46,905
Scentre Group	53,893	180,406
Seek Ltd.	3,336	35,729
Sonic Healthcare Ltd.	4,020	61,868
South32 Ltd.	54,280	106,853
Stockland	24,388	80,570
Suncorp Group Ltd.	13,117	127,722
Sydney Airport	11,138	48,076
TABCORP Holdings Ltd.	8,477	29,369
Tatts Group Ltd.	14,932	48,116
Telstra Corp. Ltd.	43,312	159,158
TPG Telecom Ltd.	3,460	16,986
Transurban Group	20,753	154,450
Treasury Wine Estates Ltd.	7,525	57,887
Vicinity Centres	34,307	73,984
Vocus Communications Ltd.	5,138	14,308
Wesfarmers Ltd.	11,398	345,951
Westfield Corp.	19,982	135,107
Westpac Banking Corp.	33,870	795,061
Woodside Petroleum Ltd.	7,674	171,884
Woolworths Ltd.	12,943	224,660
		9,025,923

Austria - 0.2%
Andritz AG	742	37,184
Erste Group Bank AG *	3,045	89,027
OMV AG	1,501	52,916
Raiffeisen Bank International AG *	1,194	21,765
Voestalpine AG	1,159	45,321
		246,213

Belgium - 1.1%
Ageas	1,987	78,540
Anheuser-Busch InBev SA/NV	7,712	816,269
Colruyt SA	686	33,905
Groupe Bruxelles Lambert SA	822	68,869
KBC Groep NV	2,539	156,879

6 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Proximus	1,550	44,558
Solvay SA	755	88,264
Telenet Group Holding NV *	537	29,764
UCB SA	1,289	82,471
Umicore SA	970	55,185
		1,454,704

Denmark - 1.6%
AP Moeller - Maersk A/S:
Class A	38	57,347
Class B	66	105,202
Carlsberg A/S, Class B	1,090	93,881
Chr Hansen Holding A/S	1,008	55,748
Coloplast A/S, Class B	1,211	81,571
Danske Bank A/S	6,970	210,869
DONG Energy A/S *(b)	851	32,190
DSV A/S	1,937	86,023
Genmab A/S *	579	95,913
ISS A/S	1,703	57,396
Novo Nordisk A/S, Class B	19,352	694,198
Novozymes A/S, Class B	2,351	80,902
Pandora A/S	1,125	146,857
TDC A/S *	8,279	42,441
Tryg A/S	1,180	21,309
Vestas Wind Systems A/S	2,242	145,202
William Demant Holding A/S *	1,220	21,191
		2,028,240

Finland - 0.9%
Elisa Oyj	1,450	47,069
Fortum Oyj	4,528	69,216
Kone Oyj, Class B	3,413	152,505
Metso Oyj	1,149	32,688
Neste Oyj	1,307	50,016
Nokia Oyj	59,068	283,300
Nokian Renkaat Oyj	1,167	43,386
Orion Oyj, Class B	1,045	46,431
Sampo Oyj, Class A	4,524	202,235
Stora Enso Oyj, Class R	5,616	60,074
UPM-Kymmene Oyj	5,441	133,063
Wartsila Oyj Abp	1,508	67,613
		1,187,596

France - 9.2%
Accor SA	1,729	64,410
Aeroports de Paris	302	32,340
Air Liquide SA	3,935	437,567

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Alstom SA *	1,563	42,980
Arkema SA	692	67,643
Atos SE	898	94,647
AXA SA	19,630	494,848
BNP Paribas SA	10,724	682,453
Bollore SA	8,863	31,207
Bouygues SA	2,111	75,572
Bureau Veritas SA	2,703	52,315
Capgemini SA	1,655	139,432
Carrefour SA	5,741	138,220
Casino Guichard-Perrachon SA	577	27,647
Christian Dior SE	555	116,279
Cie de Saint-Gobain	5,055	235,145
Cie Generale des Etablissements Michelin	1,844	204,977
CNP Assurances	1,750	32,391
Credit Agricole SA	11,374	140,795
Danone SA	5,975	378,089
Dassault Aviation SA	23	25,671
Dassault Systemes SE	1,309	99,636
Edenred	2,118	41,937
Eiffage SA	600	41,791
Electricite de France SA	2,649	26,953
Engie	14,790	188,261
Essilor International SA	2,096	236,488
Eurazeo SA	413	24,145
Eutelsat Communications SA	1,779	34,402
Fonciere Des Regions	345	30,081
Gecina SA	419	57,871
Groupe Eurotunnel SE	4,766	45,277
Hermes International	269	110,349
Icade SA	377	26,870
Iliad SA	269	51,661
Imerys SA	365	27,653
Ingenico Group	559	44,600
JC Decaux SA	757	22,259
Kering	766	171,817
Klepierre	2,243	88,012
L'Oreal SA	2,549	464,594
Lagardere SCA	1,203	33,390
Legrand SA	2,703	153,355
LVMH Moet Hennessy Louis Vuitton SE	2,826	538,838
Natixis SA	9,571	53,898
Orange SA	20,255	307,146
Pernod-Ricard SA	2,149	232,565
Peugeot SA *	4,946	80,556
Publicis Groupe SA	1,932	133,124
Remy Cointreau SA	223	19,008

8 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Renault SA	1,945	172,749
Rexel SA	3,081	50,620
Safran SA	3,165	227,639
Sanofi SA	11,742	949,519
Schneider Electric SE	5,702	396,109
SCOR SE	1,663	57,391
SEB SA	228	30,895
SFR Group SA *	892	25,148
Societe BIC SA	293	39,812
Societe Generale SA	7,766	381,985
Sodexo SA	933	107,121
Suez	3,330	49,066
Technip SA	1,121	79,851
Thales SA	1,075	104,147
Total SA	22,803	1,169,614
Unibail-Rodamco SE	1,005	239,496
Valeo SA	2,412	138,468
Veolia Environnement SA	4,847	82,360
Vinci SA	5,124	348,558
Vivendi SA	10,418	197,597
Wendel SA	285	34,295
Zodiac Aerospace	2,069	47,444
		11,831,049

Germany - 8.7%
adidas AG	1,905	300,453
Allianz SE	4,625	763,300
Axel Springer SE	440	21,335
BASF SE	9,296	861,520
Bayer AG	8,370	872,015
Bayerische Motoren Werke AG	3,351	312,099
Bayerische Motoren Werke AG, PFC Shares	555	42,385
Beiersdorf AG	1,027	86,995
Brenntag AG	1,575	87,300
Commerzbank AG	10,853	82,633
Continental AG	1,113	214,427
Covestro AG (b)	722	49,419
Daimler AG	9,746	723,305
Deutsche Bank AG *	13,961	253,243
Deutsche Boerse AG *	1,953	158,927
Deutsche Lufthansa AG	2,376	30,628
Deutsche Post AG	9,820	322,047
Deutsche Telekom AG	33,138	568,555
Deutsche Wohnen AG	3,440	107,901
E.ON SE	20,254	142,486
Evonik Industries AG	1,650	49,185
Fraport AG Frankfurt Airport Services Worldwide	424	25,019

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fresenius Medical Care AG & Co. KGaA	2,173	183,664
Fresenius SE & Co. KGaA	4,147	323,511
Fuchs Petrolub SE, PFC Shares	708	29,658
GEA Group AG	1,864	74,803
Hannover Rueck SE	614	66,329
HeidelbergCement AG	1,506	140,178
Henkel AG & Co. KGaA	1,059	110,214
Henkel AG & Co. KGaA, PFC Shares	1,803	214,629
Hochtief AG	211	29,458
Hugo Boss AG	681	41,574
Infineon Technologies AG	11,462	198,264
Innogy SE *(b)	1,405	48,821
K+S AG	1,951	46,475
Lanxess AG	933	61,096
Linde AG	1,880	308,391
MAN SE	359	35,633
Merck KGAA	1,308	136,190
Metro AG	1,817	60,392
Muenchener Rueckversicherungs-Gesellschaft AG	1,630	307,871
OSRAM Licht AG	907	47,495
Porsche Automobil Holding SE, PFC Shares	1,561	84,793
ProSiebenSat.1 Media AG	2,358	90,764
RTL Group SA	394	28,866
RWE AG *	4,989	61,907
SAP SE	9,948	860,552
Schaeffler AG, PFC Shares	1,692	24,968
Siemens AG	7,743	948,053
Symrise AG	1,257	76,372
Telefonica Deutschland Holding AG	7,582	32,409
ThyssenKrupp AG	3,750	89,082
TUI AG	5,085	72,803
United Internet AG	1,254	48,934
Volkswagen AG	330	47,363
Vonovia SE	4,716	153,116
Zalando SE *(b)	881	33,561
		11,193,366

Hong Kong - 3.1%
AIA Group Ltd.	121,966	683,234
ASM Pacific Technology Ltd.	2,474	26,164
Bank of East Asia Ltd. (The) (c)	12,310	46,995
BOC Hong Kong Holdings Ltd.	37,456	133,402
Cathay Pacific Airways Ltd.	12,032	15,790
Cheung Kong Infrastructure Holdings Ltd.	6,756	53,659
Cheung Kong Property Holdings Ltd.	27,247	166,397
CK Hutchison Holdings Ltd.	27,347	308,705
CLP Holdings Ltd.	16,622	152,438

10 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First Pacific Co. Ltd.	21,797	15,206
Galaxy Entertainment Group Ltd.	23,913	103,570
Genting Singapore plc	61,654	38,373
Hang Lung Group Ltd.	8,939	31,017
Hang Lung Properties Ltd.	22,926	48,343
Hang Seng Bank Ltd.	7,740	143,535
Henderson Land Development Co. Ltd.	11,125	58,962
HK Electric Investments & HK Electric Investments Ltd. (b)	27,027	22,281
HKT Trust & HKT Ltd.	27,020	33,061
Hong Kong & China Gas Co. Ltd.	77,233	136,408
Hong Kong Exchanges & Clearing Ltd.	11,706	275,306
Hongkong Land Holdings Ltd.	11,994	75,559
Hysan Development Co. Ltd.	6,398	26,386
Jardine Matheson Holdings Ltd.	2,519	138,993
Kerry Properties Ltd.	6,621	17,905
Li & Fung Ltd.	60,061	26,322
Link	22,689	147,094
Melco Crown Entertainment Ltd. ADR	1,940	30,846
MGM China Holdings Ltd.	9,686	20,008
MTR Corp. Ltd.	14,981	72,631
New World Development Co. Ltd.	57,431	60,510
NWS Holdings Ltd.	15,628	25,405
PCCW Ltd.	42,738	23,103
Power Assets Holdings Ltd.	14,042	123,528
Sands China Ltd.	24,683	106,487
Shangri-La Asia Ltd.	12,775	13,453
Sino Land Co. Ltd.	31,433	46,868
SJM Holdings Ltd.	20,186	15,752
Sun Hung Kai Properties Ltd.	14,652	184,505
Swire Pacific Ltd., Class A	5,537	52,689
Swire Properties Ltd.	11,929	32,839
Techtronic Industries Co. Ltd.	14,025	50,188
WH Group Ltd. (b)	81,549	65,736
Wharf Holdings Ltd. (The)	13,906	92,113
Wheelock & Co. Ltd.	8,286	46,503
Wynn Macau Ltd. (c)	15,891	25,121
Yue Yuen Industrial Holdings Ltd.	7,565	27,421
		4,040,811

Ireland - 1.1%
Bank of Ireland *	280,475	68,693
CRH plc	8,398	289,668
DCC plc	904	67,195
Experian plc	9,697	187,750
James Hardie Industries plc	4,543	71,713
Kerry Group plc, Class A	1,614	115,361
Paddy Power Betfair plc	811	86,296

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Ryanair Holdings plc *	1,686	25,743
Shire plc	9,111	520,231
		1,432,650

Israel - 0.7%
Azrieli Group Ltd.	432	18,749
Bank Hapoalim BM	10,868	64,507
Bank Leumi Le-Israel BM *	14,751	60,620
Bezeq The Israeli Telecommunication Corp. Ltd.	21,147	40,112
Check Point Software Technologies Ltd. *	1,301	109,883
Elbit Systems Ltd.	237	23,942
Frutarom Industries Ltd.	387	19,753
Israel Chemicals Ltd.	5,200	21,229
Mizrahi Tefahot Bank Ltd.	1,418	20,709
Mobileye NV *	1,788	68,159
Nice Ltd.	610	41,854
Taro Pharmaceutical Industries Ltd. *(c)	152	16,001
Teva Pharmaceutical Industries Ltd.	9,308	335,155
		840,673

Italy - 1.7%
Assicurazioni Generali SpA	11,841	175,512
Atlantia SpA	4,209	98,475
Enel SpA	77,181	339,264
Eni SpA	25,749	417,419
Ferrari NV	1,252	72,892
Intesa Sanpaolo SpA, Milano Stock Exchange	128,425	325,319
Leonardo-Finmeccanica SpA *	4,126	57,786
Luxottica Group SpA	1,726	92,766
Mediobanca SpA	5,772	47,119
Poste Italiane SpA (b)	5,326	35,348
Prysmian SpA	1,988	50,953
Saipem SpA *	61,845	34,591
Snam SpA	24,984	102,755
Telecom Italia SpA *	103,232	91,147
Telecom Italia SpA - RSP *	61,458	44,606
Terna Rete Elettrica Nazionale SpA	15,370	70,292
UniCredit SpA *(c)	53,539	153,750
UnipolSai SpA	11,540	24,614
		2,234,608

Japan - 23.0%
ABC-Mart, Inc.	336	19,008
Acom Co. Ltd. *	4,068	17,764
AEON Co. Ltd.	6,667	94,229
AEON Financial Service Co. Ltd.	1,135	20,103
AEON Mall Co. Ltd.	1,161	16,315

12 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Air Water, Inc.	1,519	27,363
Aisin Seiki Co. Ltd.	1,952	84,462
Ajinomoto Co., Inc.	5,499	110,654
Alfresa Holdings Corp.	1,916	31,647
Alps Electric Co. Ltd.	1,919	46,110
Amada Holdings Co. Ltd.	3,469	38,647
ANA Holdings, Inc.	11,831	31,826
Aozora Bank Ltd.	12,060	42,611
Asahi Glass Co. Ltd.	10,284	69,773
Asahi Group Holdings Ltd.	3,915	123,264
Asahi Kasei Corp.	12,870	111,985
Asics Corp.	1,631	32,502
Astellas Pharma, Inc.	21,801	302,453
Bandai Namco Holdings, Inc.	2,037	56,068
Bank of Kyoto Ltd. (The)	3,093	22,927
Benesse Holdings, Inc.	678	18,628
Bridgestone Corp.	6,584	236,897
Brother Industries Ltd.	2,405	43,236
Calbee, Inc.	818	25,588
Canon, Inc.	10,800	304,152
Casio Computer Co. Ltd.	2,331	32,851
Central Japan Railway Co.	1,459	239,553
Chiba Bank Ltd. (The)	7,141	43,775
Chubu Electric Power Co., Inc.	6,569	91,410
Chugai Pharmaceutical Co. Ltd. (c)	2,282	65,457
Chugoku Bank Ltd. (The)	1,735	24,883
Chugoku Electric Power Co., Inc. (The)	2,837	33,206
Concordia Financial Group Ltd.	11,931	57,413
Credit Saison Co. Ltd.	1,512	26,907
CYBERDYNE, Inc. *(c)	1,053	14,848
Dai Nippon Printing Co. Ltd.	5,411	53,388
Dai-ichi Life Holdings, Inc.	10,913	181,445
Daicel Corp.	2,854	31,377
Daiichi Sankyo Co. Ltd.	6,100	124,557
Daikin Industries Ltd.	2,373	217,388
Daito Trust Construction Co. Ltd.	716	107,642
Daiwa House Industry Co. Ltd.	5,732	156,314
Daiwa House Residential Investment Corp.	13	32,957
Daiwa Securities Group, Inc.	16,944	104,337
DeNA Co., Ltd.	1,068	23,341
Denso Corp.	4,822	208,583
Dentsu, Inc.	2,205	103,686
Don Quijote Holdings Co. Ltd.	1,209	44,619
East Japan Railway Co.	3,350	288,833
Eisai Co. Ltd.	2,551	146,191
Electric Power Development Co. Ltd.	1,493	34,267
FamilyMart UNY Holdings Co. Ltd.	833	55,428

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
FANUC Corp.	1,962	328,232
Fast Retailing Co. Ltd.	536	191,366
Fuji Electric Co. Ltd.	5,708	29,474
Fuji Heavy Industries Ltd.	6,228	253,756
FUJIFILM Holdings Corp.	4,427	167,632
Fujitsu Ltd.	18,994	105,180
Fukuoka Financial Group, Inc.	7,889	34,988
Hachijuni Bank Ltd. (The) (c)	4,168	24,118
Hakuhodo DY Holdings, Inc.	2,178	26,818
Hamamatsu Photonics KK	1,451	38,111
Hankyu Hanshin Holdings, Inc.	2,462	78,835
Hikari Tsushin, Inc.	219	20,386
Hino Motors Ltd.	2,636	26,782
Hirose Electric Co. Ltd.	326	40,315
Hiroshima Bank Ltd. (The)	5,100	23,765
Hisamitsu Pharmaceutical Co., Inc.	630	31,467
Hitachi Chemical Co. Ltd.	1,062	26,493
Hitachi Construction Machinery Co. Ltd.	1,096	23,694
Hitachi High-Technologies Corp.	702	28,235
Hitachi Ltd.	48,924	263,805
Hitachi Metals Ltd.	2,186	29,431
Hokuriku Electric Power Co.	1,715	19,182
Honda Motor Co. Ltd.	16,501	481,752
Hoshizaki Corp.	516	40,851
HOYA Corp.	4,023	168,682
Hulic Co. Ltd.	3,040	26,972
Idemitsu Kosan Co. Ltd.	897	23,793
IHI Corp. *	14,982	38,802
Iida Group Holdings Co. Ltd.	1,500	28,436
INPEX Corp.	9,691	96,869
Isetan Mitsukoshi Holdings Ltd.	3,424	36,868
Isuzu Motors Ltd.	6,055	76,563
ITOCHU Corp.	15,148	200,571
J Front Retailing Co. Ltd.	2,460	33,121
Japan Airlines Co. Ltd.	1,220	35,601
Japan Airport Terminal Co. Ltd.	473	17,091
Japan Exchange Group, Inc.	5,318	75,847
Japan Post Bank Co. Ltd.	4,129	49,480
Japan Post Holdings Co. Ltd.	4,588	57,127
Japan Prime Realty Investment Corp.(c)	8	31,563
Japan Real Estate Investment Corp.	13	70,997
Japan Retail Fund Investment Corp.	25	50,680
Japan Tobacco, Inc.	11,134	365,458
JFE Holdings, Inc.	5,325	80,527
JGC Corp.	2,113	38,280
JSR Corp.	1,959	30,835
JTEKT Corp.	2,275	36,277

14 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
JX Holdings, Inc.	21,627	91,383
Kajima Corp.	9,163	63,290
Kakaku.com, Inc. (c)	1,455	24,041
Kamigumi Co. Ltd.	2,377	22,639
Kaneka Corp.	2,854	23,214
Kansai Electric Power Co., Inc. (The) *	7,178	78,252
Kansai Paint Co. Ltd.	2,223	40,889
Kao Corp.	5,101	241,455
Kawasaki Heavy Industries Ltd.	14,479	45,322
KDDI Corp.	18,567	468,872
Keihan Holdings Co. Ltd.	5,192	34,056
Keikyu Corp.	4,779	55,356
Keio Corp.	5,898	48,447
Keisei Electric Railway Co. Ltd.	1,406	34,045
Keyence Corp.	461	315,439
Kikkoman Corp.	1,501	47,891
Kintetsu Group Holdings Co. Ltd.	18,467	70,372
Kirin Holdings Co. Ltd. (c)	8,326	135,141
Kobe Steel Ltd. *	3,157	30,017
Koito Manufacturing Co. Ltd.	1,147	60,573
Komatsu Ltd.	9,346	211,688
Konami Corp.	951	38,381
Konica Minolta, Inc.	4,612	45,708
Kose Corp.	308	25,536
Kubota Corp.	10,711	152,640
Kuraray Co. Ltd.	3,618	54,254
Kurita Water Industries Ltd.	1,032	22,705
Kyocera Corp.	3,248	161,037
Kyowa Hakko Kirin Co. Ltd.	2,644	36,470
Kyushu Electric Power Co., Inc.	4,351	47,136
Kyushu Financial Group, Inc.	3,543	24,006
Lawson, Inc.	664	46,607
LINE Corp. *	439	14,987
Lion Corp.	2,422	39,700
LIXIL Group Corp.	2,713	61,491
M3, Inc.	1,979	49,754
Mabuchi Motor Co. Ltd.	499	25,930
Makita Corp.	1,142	76,307
Marubeni Corp.	16,833	95,209
Marui Group Co. Ltd.	2,130	31,033
Maruichi Steel Tube Ltd.	575	18,685
Mazda Motor Corp.	5,810	94,610
McDonald’s Holdings Company (Japan), Ltd. (c)	677	17,710
Mebuki Financial Group, Inc.	9,500	35,111
Medipal Holdings Corp.	1,745	27,487
MEIJI Holdings Co. Ltd.	1,167	91,292
Minebea Co. Ltd.	3,459	32,277

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Miraca Holdings, Inc.	583	26,075
MISUMI Group, Inc.	2,780	45,666
Mitsubishi Chemical Holdings Corp.	13,822	89,368
Mitsubishi Corp.	15,290	324,739
Mitsubishi Electric Corp.	19,560	272,063
Mitsubishi Estate Co. Ltd.	12,668	251,646
Mitsubishi Gas Chemical Co., Inc.	1,848	31,489
Mitsubishi Heavy Industries Ltd.	32,440	147,474
Mitsubishi Logistics Corp.	1,165	16,425
Mitsubishi Materials Corp.	1,139	34,839
Mitsubishi Motors Corp.	6,788	38,587
Mitsubishi Tanabe Pharma Corp.	2,289	44,818
Mitsubishi UFJ Financial Group, Inc.	129,076	796,053
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,566	23,550
Mitsui & Co. Ltd.	17,275	236,707
Mitsui Chemicals, Inc.	9,378	42,019
Mitsui Fudosan Co. Ltd.	9,031	209,072
Mitsui OSK Lines Ltd.	11,684	32,249
Mixi, Inc.	472	17,199
Mizuho Financial Group, Inc.	244,114	438,071
MS&AD Insurance Group Holdings, Inc.	5,128	158,802
Murata Manufacturing Co. Ltd.	1,938	258,794
Nabtesco Corp.	1,148	26,612
Nagoya Railroad Co. Ltd.	9,377	45,274
NEC Corp.	26,557	70,241
Nexon Co. Ltd.	1,775	25,651
NGK Insulators Ltd.	2,671	51,702
NGK Spark Plug Co. Ltd.	1,823	40,406
NH Foods Ltd.	1,767	47,668
Nidec Corp.	2,414	207,823
Nikon Corp.	3,474	53,953
Nintendo Co. Ltd.	1,147	238,433
Nippon Building Fund, Inc. (c)	14	77,611
Nippon Electric Glass Co. Ltd.	4,312	23,265
Nippon Express Co. Ltd.	8,466	45,456
Nippon Paint Holdings Co. Ltd.	1,658	45,006
Nippon Prologis REIT, Inc.	15	30,673
Nippon Steel & Sumitomo Metal Corp.	8,176	181,089
Nippon Telegraph & Telephone Corp.	7,002	294,750
Nippon Yusen KK	16,471	30,502
Nissan Chemical Industries Ltd.	1,247	41,567
Nissan Motor Co. Ltd.	24,443	245,191
Nisshin Seifun Group, Inc.	2,017	30,223
Nissin Foods Holdings Co. Ltd.	598	31,367
Nitori Holdings Co. Ltd. (c)	816	93,036
Nitto Denko Corp.	1,670	127,857
NOK Corp.	970	19,619

16 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Nomura Holdings, Inc.	36,757	217,313
Nomura Real Estate Holdings, Inc.	1,270	21,552
Nomura Real Estate Master Fund, Inc.	40	60,541
Nomura Research Institute Ltd.	1,335	40,573
NSK Ltd. (c)	4,496	51,926
NTT Data Corp.	1,286	62,129
NTT DoCoMo, Inc.	14,024	318,980
Obayashi Corp.	6,620	63,203
Obic Co. Ltd.	660	28,787
Odakyu Electric Railway Co. Ltd.	3,005	59,379
Oji Holdings Corp.	8,273	33,643
Olympus Corp.	2,969	102,296
Omron Corp.	1,963	75,016
Ono Pharmaceutical Co. Ltd.	4,205	91,646
Oracle Corp. Japan	389	19,568
Oriental Land Co. Ltd.	2,224	125,526
ORIX Corp.	13,402	208,592
Osaka Gas Co. Ltd.	19,117	73,353
Otsuka Corp.	532	24,815
Otsuka Holdings Co. Ltd.	3,952	172,151
Panasonic Corp.	22,347	226,647
Park24 Co. Ltd.	1,041	28,190
Pola Orbis Holdings, Inc.	233	19,209
Rakuten, Inc.	9,485	92,933
Recruit Holdings Co. Ltd.	3,719	149,044
Resona Holdings, Inc.	22,511	115,369
Ricoh Co. Ltd.	6,835	57,741
Rinnai Corp.	346	27,840
Rohm Co. Ltd.	907	52,037
Ryohin Keikaku Co. Ltd. (c)	243	47,563
Sankyo Co. Ltd.	456	14,702
Santen Pharmaceutical Co. Ltd.	3,800	46,365
SBI Holdings, Inc.	2,175	27,635
Secom Co. Ltd.	2,125	155,261
Sega Sammy Holdings, Inc.	1,900	28,234
Seibu Holdings, Inc.	1,744	31,224
Seiko Epson Corp.	2,852	60,213
Sekisui Chemical Co. Ltd.	4,164	66,285
Sekisui House Ltd.	6,150	102,178
Seven & I Holdings Co. Ltd.	7,626	290,011
Seven Bank Ltd.	6,071	17,359
Sharp Corp. *	15,242	35,266
Shimadzu Corp.	2,414	38,351
Shimamura Co. Ltd.	225	28,054
Shimano, Inc.	750	117,475
Shimizu Corp.	5,627	51,363
Shin-Etsu Chemical Co. Ltd.	3,936	304,603

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Shinsei Bank Ltd.	18,227	30,500
Shionogi & Co. Ltd.	3,021	144,382
Shiseido Co. Ltd.	3,874	97,911
Shizuoka Bank Ltd. (The)	5,425	45,530
Showa Shell Sekiyu KK	1,921	17,847
SMC Corp.	579	137,758
SoftBank Group Corp.	9,722	643,344
Sohgo Security Services Co. Ltd.	728	27,943
Sompo Holdings, Inc.	3,599	121,543
Sony Corp.	12,780	357,098
Sony Financial Holdings, Inc.	1,774	27,654
Stanley Electric Co. Ltd.	1,534	41,790
Start Today Co. Ltd.	1,807	31,128
Sumitomo Chemical Co. Ltd.	16,034	76,006
Sumitomo Corp.	12,025	141,166
Sumitomo Dainippon Pharma Co. Ltd. (c)	1,622	27,841
Sumitomo Electric Industries Ltd.	7,690	110,731
Sumitomo Heavy Industries Ltd.	5,639	36,209
Sumitomo Metal Mining Co. Ltd.	5,040	64,299
Sumitomo Mitsui Financial Group, Inc.	13,597	517,814
Sumitomo Mitsui Trust Holdings, Inc.	3,382	121,004
Sumitomo Realty & Development Co. Ltd.	3,640	96,632
Sumitomo Rubber Industries Ltd.	1,743	27,578
Sundrug Co. Ltd.	376	25,997
Suntory Beverage & Food Ltd.	1,417	58,694
Suruga Bank Ltd.	1,775	39,631
Suzuken Co. Ltd.	790	25,803
Suzuki Motor Corp.	3,478	122,109
Sysmex Corp.	1,593	92,043
T&D Holdings, Inc.	5,906	77,944
Taiheiyo Cement Corp.	12,314	38,822
Taisei Corp.	10,747	75,046
Taisho Pharmaceutical Holdings Co. Ltd.	367	30,424
Taiyo Nippon Sanso Corp.	1,324	15,295
Takashimaya Co. Ltd.	3,081	25,362
Takeda Pharmaceutical Co. Ltd.	7,200	298,699
TDK Corp.	1,255	86,053
Teijin Ltd.	1,907	38,532
Terumo Corp.	3,459	127,517
THK Co. Ltd.	1,228	27,119
Tobu Railway Co. Ltd.	9,869	48,924
Toho Co. Ltd.	1,156	32,610
Toho Gas Co. Ltd. (c)	3,863	31,375
Tohoku Electric Power Co., Inc.	4,614	58,164
Tokio Marine Holdings, Inc.	6,900	282,507
Tokyo Electric Power Co. Holdings, Inc. *	14,746	59,348
Tokyo Electron Ltd.	1,588	149,350

18 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tokyo Gas Co. Ltd.	19,813	89,439
Tokyo Tatemono Co. Ltd.	2,101	28,049
Tokyu Corp.	10,830	79,472
Tokyu Fudosan Holdings Corp.	5,227	30,785
TonenGeneral Sekiyu KK	2,985	31,433
Toppan Printing Co. Ltd.	5,348	50,994
Toray Industries, Inc.	14,862	120,018
Toshiba Corp. *	40,748	98,428
TOTO Ltd.	1,443	56,996
Toyo Seikan Group Holdings Ltd.	1,665	30,962
Toyo Suisan Kaisha Ltd.	904	32,706
Toyoda Gosei Co. Ltd.	662	15,451
Toyota Industries Corp.	1,661	78,973
Toyota Motor Corp.	27,030	1,584,726
Toyota Tsusho Corp.	2,165	56,273
Trend Micro, Inc.	1,144	40,605
Tsuruha Holdings, Inc.	372	35,207
Unicharm Corp.	4,114	89,851
United Urban Investment Corp.	29	44,238
USS Co. Ltd.	2,235	35,505
West Japan Railway Co.	1,678	102,787
Yahoo Japan Corp.	14,517	55,600
Yakult Honsha Co. Ltd.	896	41,455
Yamada Denki Co. Ltd.	6,405	34,487
Yamaguchi Financial Group, Inc.	2,021	22,003
Yamaha Corp.	1,709	52,112
Yamaha Motor Co. Ltd. (c)	2,854	62,586
Yamato Holdings Co. Ltd.	3,564	72,246
Yamazaki Baking Co. Ltd.	1,347	25,969
Yaskawa Electric Corp.	2,583	40,049
Yokogawa Electric Corp.	2,328	33,610
Yokohama Rubber Co. Ltd. (The)	1,123	20,074
		29,733,407

Luxembourg - 0.3%
ArcelorMittal *	18,618	136,796
Eurofins Scientific SE	110	46,865
Millicom International Cellular SA SDR	674	28,722
SES SA FDR	3,714	81,718
Tenaris SA	4,814	85,933
		380,034

Netherlands - 5.3%
ABN AMRO Group NV (b)	2,854	63,193
Aegon NV	18,607	102,220
AerCap Holdings NV *	1,616	67,242
Airbus Group NV	5,865	387,375

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Akzo Nobel NV	2,506	156,592
Altice NV:
Class A *	3,767	74,548
Class B *	1,113	22,146
ASML Holding NV	3,728	417,798
Boskalis Westminster NV	896	31,084
CNH Industrial NV	10,421	90,423
EXOR NV	1,097	47,179
Fiat Chrysler Automobiles NV	9,199	83,682
Gemalto NV	817	47,183
Heineken Holding NV	1,027	71,418
Heineken NV	2,332	174,755
ING Groep NV	39,253	552,633
Koninklijke Ahold Delhaize NV	12,969	273,166
Koninklijke DSM NV	1,849	110,805
Koninklijke KPN NV	34,831	103,000
Koninklijke Philips NV	9,600	293,490
Koninklijke Vopak NV	716	33,781
NN Group NV	3,190	107,990
NXP Semiconductors NV *	2,976	291,678
QIAGEN NV *	2,256	63,221
Randstad Holding NV	1,212	65,651
Royal Dutch Shell plc:
Class A	43,787	1,208,675
Class B	37,912	1,089,284
STMicroelectronics NV	6,498	73,651
Unilever NV (CVA)	16,488	677,307
Wolters Kluwer NV	3,078	111,329
		6,892,499

New Zealand - 0.2%
Auckland International Airport Ltd.	9,712	42,126
Contact Energy Ltd.	7,295	23,590
Fletcher Building Ltd.	7,060	51,875
Mercury NZ Ltd.	7,020	14,422
Meridian Energy Ltd.	13,065	23,568
Ryman Healthcare Ltd.	3,823	21,526
Spark New Zealand Ltd.	18,656	44,144
		221,251

Norway - 0.6%
DNB ASA	9,892	146,850
Gjensidige Forsikring ASA	2,039	32,325
Marine Harvest ASA *	3,900	70,514
Norsk Hydro ASA	13,711	65,439
Orkla ASA	8,311	75,204

20 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Schibsted ASA:
Class A (c)	770	17,623
Class B	908	19,217
Statoil ASA	11,378	207,668
Telenor ASA	7,654	114,249
Yara International ASA	1,797	70,692
		819,781

Portugal - 0.1%
Banco Espirito Santo SA *(a)	34,023	—
EDP - Energias de Portugal SA	23,611	71,861
Galp Energia SGPS SA	5,073	75,629
Jeronimo Martins SGPS SA	2,566	39,798
		187,288

Singapore - 1.2%
Ascendas Real Estate Investment Trust	24,231	37,884
CapitaLand Commercial Trust	21,099	21,495
CapitaLand Ltd.	26,148	54,338
CapitaLand Mall Trust	25,281	32,791
City Developments Ltd.	4,171	23,803
ComfortDelGro Corp. Ltd.	21,978	37,347
DBS Group Holdings Ltd.	17,948	214,135
Global Logistic Properties Ltd.	27,165	41,134
Golden Agri-Resources Ltd.	71,989	21,314
Hutchison Port Holdings Trust	53,290	23,124
Jardine Cycle & Carriage Ltd.	1,007	28,599
Keppel Corp. Ltd.	14,828	59,015
Oversea-Chinese Banking Corp. Ltd.	31,836	195,525
SATS Ltd.	6,826	22,861
SembCorp Industries Ltd.	10,024	19,658
Singapore Airlines Ltd.	5,505	36,674
Singapore Exchange Ltd.	8,194	40,406
Singapore Press Holdings Ltd.	16,319	39,685
Singapore Technologies Engineering Ltd.	15,918	35,355
Singapore Telecommunications Ltd.	80,691	202,408
StarHub Ltd.	6,178	11,960
Suntec Real Estate Investment Trust	24,465	27,840
United Overseas Bank Ltd.	13,114	184,237
UOL Group Ltd.	4,870	20,077
Wilmar International Ltd.	19,586	48,386
Yangzijiang Shipbuilding Holdings Ltd.	19,561	10,968
		1,491,019

Spain - 3.0%
Abertis Infraestructuras SA	6,563	91,695
ACS Actividades de Construccion y Servicios SA	1,911	60,307

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Aena SA (b)	688	93,734
Amadeus IT Group SA, Class A	4,441	201,418
Banco Bilbao Vizcaya Argentaria SA	66,588	448,731
Banco de Sabadell SA	53,915	74,919
Banco Popular Espanol SA (c)	34,232	32,982
Banco Santander SA	147,786	768,823
Bankia SA	46,971	47,866
Bankinter SA	6,873	53,152
CaixaBank SA	33,360	109,947
Distribuidora Internacional de Alimentacion SA	6,346	31,124
Enagas SA	2,312	58,594
Endesa SA	3,238	68,477
Ferrovial SA	4,936	88,030
Gas Natural SDG SA	3,571	67,182
Grifols SA	3,041	60,368
Iberdrola SA	54,737	358,411
Industria de Diseno Textil SA	11,041	376,122
International Consolidated Airlines Group SA (c)	8,585	46,249
Mapfre SA	10,989	33,474
Red Electrica Corp. SA	4,413	83,142
Repsol SA	11,126	156,355
Telefonica SA	47,136	435,176
Zardoya Otis SA	1,918	16,186
		3,862,464

Sweden - 2.7%
Alfa Laval AB	2,993	49,371
Assa Abloy AB, Class B	10,145	187,719
Atlas Copco AB:
A Shares	6,797	206,198
B Shares	3,978	108,152
Boliden AB	2,788	72,418
Electrolux AB, Series B	2,452	60,714
Getinge AB, Class B	2,040	32,687
Hennes & Mauritz AB, Class B	9,610	266,400
Hexagon AB, Class B	2,635	93,848
Husqvarna AB, Class B	4,245	32,937
ICA Gruppen AB	820	24,959
Industrivarden AB, Class C	1,673	31,114
Investor AB, Class B	4,610	171,769
Kinnevik AB, Class B	2,400	57,324
L E Lundbergforetagen AB, B Shares	384	23,510
Lundin Petroleum AB *	1,894	41,046
Nordea Bank AB	30,745	340,674
Sandvik AB	10,792	133,131
Securitas AB, Class B	3,192	50,069
Skandinaviska Enskilda Banken AB, Class A	15,375	160,672

22 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Skanska AB, Class B	3,467	81,628
SKF AB, Class B	4,058	74,408
Svenska Cellulosa AB SCA, Class B	6,187	174,142
Svenska Handelsbanken AB, Class A	15,446	213,934
Swedbank AB, Class A	9,166	220,850
Swedish Match AB	1,924	61,045
Tele2 AB, Class B	3,663	29,289
Telefonaktiebolaget LM Ericsson, Class B	31,068	182,089
Telia Co. AB	26,489	106,411
Volvo AB, Class B	15,606	181,685
		3,470,193

Switzerland - 8.7%
ABB Ltd. *	19,055	400,950
Actelion Ltd. *	981	212,002
Adecco Group AG	1,645	107,380
Aryzta AG *	889	39,095
Baloise Holding AG	509	64,050
Barry Callebaut AG *	22	26,878
Chocoladefabriken Lindt & Sprungli AG:
Participation Certificate	10	51,744
Registered Shares	1	60,755
Cie Financiere Richemont SA	5,283	349,156
Coca-Cola HBC AG *	1,844	40,154
Credit Suisse Group AG *	20,096	287,193
Dufry AG *	466	58,005
EMS-Chemie Holding AG	83	42,150
Galenica AG	39	43,947
Geberit AG	374	149,733
Givaudan SA	93	170,206
Glencore plc *	123,849	418,471
Julius Baer Group Ltd. *	2,281	101,052
Kuehne + Nagel International AG	550	72,599
LafargeHolcim Ltd. *	4,607	241,831
Lonza Group AG *	539	93,155
Nestle SA	31,501	2,256,655
Novartis AG	22,603	1,643,768
Pargesa Holding SA	354	23,010
Partners Group Holding AG	176	82,392
Roche Holding AG	7,111	1,620,971
Schindler Holding AG:
Participation Certificate	412	72,559
Registered Shares	208	36,306
SGS SA	55	111,747
Sika AG	21	100,755
Sonova Holding AG	543	65,697

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Swatch Group AG (The):
Bearer Shares	314	97,454
Registered Shares	505	30,819
Swiss Life Holding AG *	327	92,371
Swiss Prime Site AG *	715	58,506
Swiss Re AG	3,280	310,330
Swisscom AG	264	118,006
Syngenta AG	937	370,211
UBS Group AG	37,024	578,887
Wolseley plc	2,554	155,912
Zurich Insurance Group AG *	1,523	418,551
		11,275,413

United Kingdom - 14.7%
3i Group plc	9,917	85,786
Aberdeen Asset Management plc	9,406	29,740
Admiral Group plc	2,156	48,486
Anglo American plc *	14,193	200,531
Antofagasta plc (c)	4,020	33,284
Ashtead Group plc	5,074	98,640
Associated British Foods plc	3,632	122,551
AstraZeneca plc	12,800	698,979
Auto Trader Group plc (b)	10,206	51,311
Aviva plc	41,077	244,680
Babcock International Group plc	2,570	30,145
BAE Systems plc	32,128	233,684
Barclays plc	171,216	469,876
Barratt Developments plc	10,219	58,096
Berkeley Group Holdings plc	1,339	46,288
BHP Billiton plc	21,378	340,402
BP plc	190,117	1,190,784
British American Tobacco plc	18,870	1,069,464
British Land Co. plc (The)	9,969	77,364
BT Group plc	85,414	385,584
Bunzl plc	3,418	88,736
Burberry Group plc	4,537	83,612
Capita plc	6,795	44,430
Carnival plc	1,941	98,349
Centrica plc	55,318	159,318
Cobham plc	17,413	35,060
Coca-Cola European Partners plc	2,212	69,813
Compass Group plc	16,629	307,330
Croda International plc	1,338	52,623
Diageo plc	25,486	661,357
Direct Line Insurance Group plc	14,019	63,803
Dixons Carphone plc	9,979	43,583
easyJet plc	1,619	20,026

24 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fresnillo plc	2,253	33,467
G4S plc	15,819	45,723
GKN plc	17,476	71,230
GlaxoSmithKline plc	49,343	947,804
Hammerson plc	8,073	56,895
Hargreaves Lansdown plc	2,659	39,567
Hikma Pharmaceuticals plc (c)	1,464	34,122
HSBC Holdings plc	201,350	1,624,615
IMI plc	2,772	35,451
Imperial Brands plc	9,704	422,906
Inmarsat plc	4,598	42,543
InterContinental Hotels Group plc	1,913	85,538
Intertek Group plc	1,645	70,501
Intu Properties plc (c)	9,597	33,241
Investec plc	6,644	43,575
ITV plc	36,997	93,936
J Sainsbury plc	16,600	51,019
Johnson Matthey plc	1,973	77,198
Kingfisher plc	22,775	98,123
Land Securities Group plc	8,061	105,898
Legal & General Group plc	60,249	183,541
Lloyds Banking Group plc	650,206	499,278
London Stock Exchange Group plc	3,198	114,300
Marks & Spencer Group plc	16,551	71,297
Mediclinic International plc	3,758	35,697
Meggitt plc	7,904	44,635
Merlin Entertainments plc (b)	7,236	39,946
Mondi plc	3,744	76,461
National Grid plc	38,106	445,221
NEX Group plc	3,226	18,469
Next plc	1,416	86,865
Old Mutual plc	50,252	128,141
Pearson plc	8,377	84,052
Persimmon plc	3,137	68,442
Petrofac Ltd.	2,645	28,306
Provident Financial plc	1,505	52,633
Prudential plc	26,105	520,990
Randgold Resources Ltd.	955	73,370
Reckitt Benckiser Group plc	6,400	542,131
RELX NV	10,069	169,359
RELX plc	11,031	196,578
Rio Tinto plc	12,522	478,065
Rolls-Royce Holdings plc *	18,612	152,870
Royal Bank of Scotland Group plc *	35,902	99,203
Royal Mail plc	9,176	52,160
RSA Insurance Group plc	10,388	74,911

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sage Group plc (The)	11,005	88,712
Schroders plc	1,382	50,758
Segro plc	8,386	47,431
Severn Trent plc	2,400	65,589
Sky plc	10,516	128,200
Smith & Nephew plc	9,029	135,518
Smiths Group plc	4,028	70,116
SSE plc	10,199	194,740
St James's Place plc	5,368	66,959
Standard Chartered plc *	33,232	271,004
Standard Life plc	20,139	92,220
Tate & Lyle plc	4,755	41,381
Taylor Wimpey plc	33,286	62,780
Tesco plc *	82,740	210,970
TP ICAP plc	2,636	14,076
Travis Perkins plc	2,548	45,549
Unilever plc	12,991	525,354
United Utilities Group plc	6,952	77,058
Vodafone Group plc	269,329	662,786
Weir Group plc (The)	2,181	50,685
Whitbread plc	1,862	86,617
William Hill plc	8,854	31,624
WM Morrison Supermarkets plc	22,618	64,241
Worldpay Group plc (b)	18,219	60,489
WPP plc	12,993	289,139
		19,027,984

Total Common Stocks (Cost $115,404,575)		122,877,166

PREFERRED STOCKS - 0.2%

Germany - 0.2%
Volkswagen AG, 0.12%	1,878	262,765

Italy - 0.0%
Intesa Sanpaolo SpA, 6.74%	9,507	22,267

Total Preferred Stocks (Cost $323,314)		285,032

EXCHANGE-TRADED FUNDS - 3.6%
iShares MSCI EAFE ETF	81,421	4,700,434

Total Exchange-Traded Funds (Cost $4,662,378)		4,700,434

26 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.3%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	335,079	335,079

Total Time Deposit (Cost $335,079)		335,079

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.8%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	963,537	963,537

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $963,537)		963,537

TOTAL INVESTMENTS (Cost $121,688,883) - 100.0%		129,161,248
Other assets and liabilities, net - 0.0%		9,648
NET ASSETS - 100.0%		129,170,896
At December 31, 2016, the concentration of the Portfolio’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	20.4%
Industrials	13.5%
Consumer Discretionary	12.0%
Consumer Staples	10.7%
Health Care	10.2%
Materials	7.6%
Information Technology	5.2%
Energy	5.2%
Telecommunication Services	4.3%
Exchange-Traded Funds	3.7%
Real Estate	3.6%
Utilities	3.3%
Short-Term Investments	0.3%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.
See notes to financial statements.

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NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $0, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $596,029, which represents 0.5% of the net assets of the Portfolio as of December 31, 2016.

(c) Security, or portion of security, is on loan. Total value of securities on loan is $915,093 as of December 31, 2016.

Abbreviations:
ADR:	American Depositary Receipts
CVA:	Certificaten Van Aandelen
ETF:	Exchange-Traded Fund
FDR:	Fiduciary Depositary Receipts
Ltd.:	Limited
PFC Shares:	Preference Shares
plc:	Public Limited Company
SDR:	Swedish Depositary Receipts
See notes to financial statements.

28 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $121,688,883) - see accompanying schedule	$129,161,248
Cash denominated in foreign currencies (Cost $538,021)	529,315
Receivable for securities sold	1,114
Receivable for shares sold	326,401
Dividends and interest receivable	357,246
Securities lending income receivable	1,814
Directors' deferred compensation plan	84,739
Total assets	130,461,877

LIABILITIES
Collateral for securities loaned	963,537
Payable for shares redeemed	10,186
Payable to affiliates:
Investment advisory fee	60,315
Administrative fees	10,839
Distribution Plan expenses	746
Shareholder servicing agent fee	813
Directors' fees and expenses	5,416
Directors' deferred compensation plan	84,739
Accrued expenses and other liabilities	154,390
Total liabilities	1,290,981
NET ASSETS	$129,170,896

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized to each class:
Class I: 1,663,931 shares outstanding	116,923,364
Class F: 59,437 shares outstanding	3,635,315
Undistributed net investment income	3,131,372
Accumulated net realized gain (loss)	(1,963,022)
Net unrealized appreciation (depreciation)	7,443,867
NET ASSETS	$129,170,896

NET ASSET VALUE PER SHARE
Class I (based on net assets of $124,685,128)	$74.93
Class F (based on net assets of $4,485,768)	$75.47
See notes to financial statements.

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $508,614)	$4,600,296
Other income	238,451
Securities lending income	7,733
Interest income	923
Total investment income	4,847,403

Expenses:
Investment advisory fee	782,966
Administrative fees	158,080
Transfer agency fees and expenses:
Class I	12,898
Class F	3,639
Distribution Plan expenses:
Class F	8,284
Directors' fees and expenses	27,142
Accounting fees	44,488
Custodian fees	157,020
Professional fees	38,452
Reports to shareholders	37,836
Licensing fees	65,991
Miscellaneous	47,000
Total expenses	1,383,796
Reimbursement from Advisor:
Class I	(156)
Class F	(2,474)
Administrative fees waived	(18,101)
Net expenses	1,363,065
NET INVESTMENT INCOME (LOSS)	3,484,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,947,495
Foreign currency transactions	(52,698)
2,894,797

Net change in unrealized appreciation (depreciation) on:
Investments	(6,479,281)
Assets and liabilities denominated in foreign currencies	7,384
(6,471,897)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,577,100)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($92,762)
See notes to financial statements.

30 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$3,484,338	$3,475,526
Net realized gain (loss)	2,894,797	1,851,944
Net change in unrealized appreciation (depreciation)	(6,471,897)	(7,114,414)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(92,762)	(1,786,944)

Distributions to shareholders from:
Net investment income:
Class I shares	(3,665,229)	(412,021)
Class F shares	(122,846)	(1,214)
Total distributions	(3,788,075)	(413,235)

Capital share transactions:
Shares sold:
Class I shares	8,977,529	15,102,485
Class F shares	1,446,541	1,000,627
Reinvestment of distributions:
Class I shares	3,665,229	412,021
Class F shares	122,846	1,214
Shares redeemed:
Class I shares	(39,002,117)	(28,984,820)
Class F shares	(874,963)	(965,554)
Total capital share transactions	(25,664,935)	(13,434,027)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,545,772)	(15,634,206)

NET ASSETS
Beginning of year	158,716,668	174,350,874
End of year (including undistributed net investment income of $3,131,372 and $3,293,224, respectively)	$129,170,896	$158,716,668

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	121,123	184,533
Class F shares	18,960	12,356
Reinvestment of distributions:
Class I shares	49,218	5,262
Class F shares	1,638	15
Shares redeemed:
Class I shares	(520,389)	(351,455)
Class F shares	(11,592)	(11,681)
Total capital share activity	(341,042)	(160,970)
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP EAFE International Index Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 40,000,000 shares have been allocated to the Portfolio (20,000,000 to each share class), with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in common stocks of the companies that compose the MSCI EAFE (Standard) Index. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock, preferred stock, and rights securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors,

32 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

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	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks
Belgium	$816,269	$638,435	$—	$1,454,704
Germany	48,821	11,144,545	—	11,193,366
Hong Kong	30,846	4,009,965	—	4,040,811
Ireland	141,104	1,291,546	—	1,432,650
Israel	194,043	646,630	—	840,673
Italy	82,467	2,152,141	—	2,234,608
Netherlands	358,920	6,533,579	—	6,892,499
Singapore	22,861	1,468,158	—	1,491,019
United Kingdom	32,545	18,995,439	—	19,027,984
Other Countries**	—	74,268,852	0	74,268,852
Total Common Stocks	1,727,876	121,149,290***	—	122,877,166
Preferred Stocks**	—	285,032***	—	285,032
Exchange-Traded Funds	4,700,434	—	—	4,700,434
Time Deposit	—	335,079	—	335,079
Short Term Investment of Cash Collateral For Securities Loaned	963,537	—	—	963,537
TOTAL	$7,391,847	$121,769,401	$0^	$129,161,248

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
^ Level 3 securities are valued at $0 and represent 0.0% of net assets.
For certain securities that trade primarily outside the U.S., adjustments to prices due to movements against a specific benchmark that were necessary on December 31, 2015 were not necessary on December 31, 2016. As a result, $188,222 transferred out of Level 2 into Level 1. In addition, for certain other securities that trade primarily outside the U.S., adjustments to prices due to movements against a specific benchmark that were not necessary on December 31, 2015 were necessary on December 31, 2016. As a result, $106,607 transferred out of Level 1 into Level 2. The amounts of these transfers were determined based on the fair value of the securities at the end of the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.30% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the rate of 0.56% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the investment advisory fee amounted to $782,966 or 0.56% of the Portfolio’s average daily net assets, of which $1,053 was paid to CRM and $781,913 was paid to CIM.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.73% for Class F and 0.48% for Class I of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to December 31, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 1.19% and for Class I to 0.99% of such class’ average daily net assets. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $171 and CIM waived or reimbursed expenses of $2,459.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $421, of which $70 were waived, and CIAS was paid administrative fees of $157,659, of which $18,031 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.20% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.20% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $8,284 or 0.20% of Class F’s average daily net assets, of which $24 was paid to EVD and $8,260 was paid to CID.

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Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $10,498 of which $26 was paid to EVM and $10,472 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $31,016,919 and $56,175,621, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

Capital Loss Carryforwards
EXPIRATION DATE
2017	($15,978)
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$3,788,075	$413,235
Total	$3,788,075	$413,235
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$18,738,229
Unrealized (depreciation)	(13,662,631)
Net unrealized appreciation (depreciation) - investments	$5,075,598
Net unrealized depreciation - foreign currency	($28,498)

Undistributed ordinary income	$3,586,511
Capital loss carryforwards	($15,978)
Other temporary differences	($5,416)

Federal income tax cost of investments	$124,085,650
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Directors' fees and passive foreign investment companies.

36 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions, passive foreign investment companies and expired capital loss carryforwards.

Undistributed net investment income	$141,885
Accumulated net realized gain (loss)	11,850,250
Paid-in capital	(11,992,135)
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $915,093 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$963,537	$—	$—	$—	$963,537
Amount of recognized liabilities for securities lending transactions					$963,537
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2016.
For the year ended December 31, 2016, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$114,795	1.66%	$2,734,219	June 2016

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NOTE F — CAPITAL SHARES
At December 31, 2016, two separate accounts of an insurance company each owned more than 10% of the value of the outstanding shares of the Portfolio, aggregating 55.6%.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers $4,984,410 as income derived from foreign sources and $327,829 as foreign taxes paid.

38 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)
Net asset value, beginning	$76.87	$78.33	$85.97	$72.87	$63.54
Income from investment operations:
Net investment income	1.88	1.63	2.24	1.70	1.70
Net realized and unrealized gain (loss)	(1.54)	(2.88)	(7.75)	13.34	9.30
Total from investment operations	0.34	(1.25)	(5.51)	15.04	11.00
Distributions from:
Net investment income	(2.28)	(0.21)	(2.13)	(1.94)	(1.67)
Total distributions	(2.28)	(0.21)	(2.13)	(1.94)	(1.67)
Total increase (decrease) in net asset value	(1.94)	(1.46)	(7.64)	13.10	9.33
Net asset value, ending	$74.93	$76.87	$78.33	$85.97	$72.87
Total return (b)	0.46%	(1.61%)	(6.44%)	20.72%	17.34%
Ratios to average net assets: (c)
Net investment income	2.50%	2.01%	2.63%	2.15%	2.51%
Total expenses	0.98%	0.95%	0.98%	0.97%	0.96%
Net expenses	0.97%	0.95%	0.98%	0.97%	0.96%
Portfolio turnover	22%	10%	28%	12%	16%
Net assets, ending (in thousands)	$124,685	$154,811	$170,425	$159,182	$142,443

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)
Net asset value, beginning	$77.45	$78.93	$86.41	$73.19	$65.66
Income from investment operations:
Net investment income	1.60	1.44	2.03	1.49	1.80
Net realized and unrealized gain (loss)	(1.43)	(2.90)	(7.74)	13.44	9.36
Total from investment operations	0.17	(1.46)	(5.71)	14.93	11.16
Distributions from:
Net investment income	(2.15)	(0.02)	(1.77)	(1.71)	(3.63)
Total distributions	(2.15)	(0.02)	(1.77)	(1.71)	(3.63)
Total increase (decrease) in net asset value	(1.98)	(1.48)	(7.48)	13.22	7.53
Net asset value, ending	$75.47	$77.45	$78.93	$86.41	$73.19
Total return (b)	0.24%	(1.84%)	(6.62%)	20.47%	17.05%
Ratios to average net assets (c)
Net investment income	2.11%	1.75%	2.37%	1.85%	2.66%
Total expenses	1.26%	1.24%	1.32%	1.26%	1.25%
Net expenses	1.19%	1.19%	1.19%	1.19%	1.18%
Portfolio turnover	22%	10%	28%	12%	16%
Net assets, ending (in thousands)	$4,486	$3,906	$3,926	$3,131	$2,150

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

40 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016
Shareholders of the Portfolio voted on the following proposal*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
1,460,692	31,030	73,169
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
53,766	2,632	2,781
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,518.824	1,937,720.324
Alice Gresham Bullock	34,141,008.012	1,943,231.136
Cari Dominguez	34,135,570.459	1,948,668.689
Miles D. Harper III	34,150,095.122	1,934,144.026
John G. Guffey, Jr.	34,155,185.988	1,929,053.160
Joy V. Jones	34,148,893.459	1,935,345.689
Anthony A. Williams	34,080,625.785	2,003,613.363
John H. Streur	33,707,810.751	2,376,428.397
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisors (renamed Calvert Research and Management) (“CRM” or the “Adviser”) with respect to the Calvert VP EAFE International Index Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory Agreement would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory Agreement.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund’s projected growth and size on each Calvert Fund’s performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its investment, supervisory, and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the management style and investment strategies that CRM proposed to use in managing the Calvert Funds, including the Portfolio, the Directors took into consideration the performance of funds currently managed by CIM and affiliates of Eaton Vance, as applicable. The Directors also noted that for certain Calvert Funds CRM proposed to combine the investment capabilities of affiliates of Eaton Vance with CRM’s sustainable research capabilities. The Directors took into account that management proposed that CRM assume responsibility for the day-to-day management of the Portfolio following the Transaction. Based upon their review, the Directors concluded that CRM is qualified to manage the Portfolio’s assets in accordance with its investment objective and strategies and that the proposed investment strategies were appropriate for pursuing the Portfolio’s investment objective.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory Agreement, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.

42 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) CRM is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and strategies; (c) CRM’s investment strategies are appropriate for pursuing the Portfolio’s investment objective; and (d) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

44 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 45

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24227 12.31.16

Calvert VP Investment Grade Bond Index Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Notes to Financial Statements
24	Financial Highlights
26	Special Meeting of Shareholders
26	Proxy Voting
26	Availability of Quarterly Portfolio Holdings
27	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
30	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
The economy got off to a slow start in 2016 plagued by continued fear over an economic slowdown in China and steep declines in global energy prices. Eventually both concerns came to pass as energy rallied and stabilized on the back of coordinated global production cuts and the Chinese economy avoided a hard landing. The U.S. market was hit with several political surprises in 2016 including the decision of the UK to exit the European Union, a vote in Italy rejecting constitutional reform and the U.S. election of Donald Trump for President. The Federal Reserve wrapped up the year with a highly publicized 25 bps increase in the Fed funds rate and more importantly signaled a path for three more rate increases in 2017. After reaching all-time lows in the summer, U.S. Treasury rates rebounded to end the year higher, making it the lowest returning sector of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). The Corporate sector was the highest performer in the Index, with spread tightening driven by gains in the energy sector in the second half of the year and the continued demand for yield across the globe.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2016, Calvert VP Investment Grade Bond Index Portfolio Class I shares returned 2.59% compared with 2.65% for the Index. The underperformance was due to fees and operating expenses, which the Index does not incur.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and an investment sub-advisory agreement between CRM and Ameritas Investment Partners, Inc., for providing investment sub-advisory services to the Portfolio.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Government	42.5%
Mortgage-Backed Securities	27.7%
Financial	8.0%
Energy	4.1%
Industrial	3.8%
Communications	3.6%
Consumer, Non-cyclical	3.1%
Technology	1.7%
Basic Materials	1.6%
Consumer, Cyclical	1.5%
Short-Term Investments	1.0%
Utilities	0.8%
Asset-Backed Securities	0.6%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 1

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different. It is not possible to invest in an index.

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	2.59%	1.87%	4.24%
Class F	2.36%	1.82%	4.21%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.23%	4.34%

Calvert VP Investment Grade Bond Index Portfolio first offered Class F shares on October 30, 2015. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratios from the current prospectus for Class I and Class F are 0.44% and 0.70%, respectively. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers. The performance data and expense ratios reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

2 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line for each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16
Class I
Actual	0.46%	$1,000.00	$972.50	$2.28
Hypothetical (5% return per year before expenses)	0.46%	$1,000.00	$1,022.82	$2.34
Class F
Actual	0.71%	$1,000.00	$971.40	$3.52
Hypothetical (5% return per year before expenses)	0.71%	$1,000.00	$1,021.57	$3.61

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Investment Grade Bond Index Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

4 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 0.6%

Automobile - 0.3%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.50%, 2/20/21 (a)	150,000	149,385
World Omni Auto Receivables Trust, Series 2013-A, Class A4, 0.87%, 7/15/19	250,653	250,609
		399,994

Credit Card - 0.3%
Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, 2/22/19	75,000	74,997
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.36%, 8/17/20	200,000	200,112
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	250,000	256,793
		531,902

Other - 0.0%
MVW Owner Trust, Series 2013-1A, Class A, 2.15%, 4/22/30 (a)	34,780	34,451

Total Asset-Backed Securities (Cost $967,438)		966,347

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.1%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A4, 5.638%, 4/10/49 (b)	88,306	88,240
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.131%, 11/10/46	422,000	452,196
Series 2014-GC21, Class A5, 3.855%, 5/10/47	645,000	678,875
Morgan Stanley Capital I Trust, Series 2011-C2, Class A2, 3.476%, 6/15/44 (a)	46,176	46,196
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	625,000	630,613

Total Commercial Mortgage-Backed Securities (Cost $1,849,371)		1,896,120

CORPORATE BONDS - 28.0%

Basic Materials - 1.6%
Arconic, Inc., 5.72%, 2/23/19	149,000	157,940
Barrick North America Finance LLC, 5.75%, 5/1/43	100,000	105,114
Dow Chemical Co. (The), 4.375%, 11/15/42	100,000	97,072
Ecolab, Inc., 4.35%, 12/8/21	150,000	162,099
Glencore Finance Canada Ltd., 3.60%, 1/15/17 (a)	125,000	125,057
LYB International Finance BV, 5.25%, 7/15/43	100,000	107,513

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 5

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Mosaic Co. (The), 5.625%, 11/15/43	400,000	385,478
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	201,217
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	400,000	420,071
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	155,164
Vale Overseas Ltd., 4.375%, 1/11/22 (c)	500,000	491,250
Valspar Corp. (The), 4.20%, 1/15/22	300,000	311,048
		2,719,023

Communications - 3.6%
21st Century Fox America, Inc., 5.40%, 10/1/43	100,000	107,680
Amazon.com, Inc., 2.50%, 11/29/22	200,000	197,917
AT&T, Inc.:
5.20%, 3/15/20	200,000	215,012
3.90%, 3/11/24	200,000	202,229
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	500,000	526,965
Comcast Corp., 3.125%, 7/15/22	100,000	102,091
Crown Castle Towers LLC, 4.883%, 8/15/40 (a)	300,000	319,461
Discovery Communications LLC, 5.05%, 6/1/20	200,000	214,671
NBCUniversal Media LLC:
2.875%, 1/15/23	100,000	99,765
4.45%, 1/15/43	200,000	204,374
Rogers Communications, Inc., 3.625%, 12/15/25	1,000,000	1,011,196
Time Warner, Inc.:
4.875%, 3/15/20	100,000	106,747
4.00%, 1/15/22	290,000	301,083
5.375%, 10/15/41	100,000	105,745
4.90%, 6/15/42	200,000	200,072
Verizon Communications, Inc.:
5.15%, 9/15/23	300,000	331,723
5.05%, 3/15/34	200,000	210,607
6.55%, 9/15/43	350,000	437,142
Viacom, Inc., 3.875%, 4/1/24	100,000	97,052
WPP Finance 2010, 3.75%, 9/19/24	1,000,000	1,006,428
		5,997,960

Consumer, Cyclical - 1.5%
Cintas Corp. No. 2, 3.25%, 6/1/22	350,000	354,322
CVS Pass-Through Trust, 6.036%, 12/10/28	90,760	101,750
Ford Motor Co., 5.291%, 12/8/46	1,000,000	1,012,990
Ford Motor Credit Co. LLC:
4.25%, 2/3/17	100,000	100,197
5.875%, 8/2/21	200,000	220,874
Lowe's Cos., Inc., 3.875%, 9/15/23	100,000	106,174
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	100,019

6 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	100,000	99,245
6.50%, 8/15/37	250,000	338,801
		2,434,372

Consumer, Non-cyclical - 3.1%
AbbVie, Inc., 2.90%, 11/6/22	200,000	197,550
Amgen, Inc., 4.10%, 6/15/21	700,000	737,917
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	98,021
4.00%, 1/17/43	100,000	95,131
4.625%, 2/1/44	1,000,000	1,040,045
Cigna Corp., 4.00%, 2/15/22	400,000	417,890
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	76,828
Equifax, Inc., 3.30%, 12/15/22	450,000	457,509
Gilead Sciences, Inc., 3.70%, 4/1/24	100,000	102,642
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	101,697
Kroger Co. (The), 3.85%, 8/1/23	100,000	103,839
Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100,000	102,454
Life Technologies Corp., 6.00%, 3/1/20	100,000	108,938
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	104,535
PepsiCo, Inc., 2.75%, 3/5/22	100,000	101,183
Pfizer, Inc., 4.40%, 5/15/44	1,000,000	1,056,256
Sanofi, 1.25%, 4/10/18	100,000	99,808
Zoetis, Inc., 4.70%, 2/1/43	100,000	97,337
		5,099,580

Energy - 4.0%
BP Capital Markets plc, 2.50%, 11/6/22	500,000	490,094
Chevron Corp., 3.191%, 6/24/23	100,000	102,428
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (a)	100,000	105,007
Colonial Pipeline Co., 6.58%, 8/28/32 (a)	100,000	116,024
Enbridge Energy Partners LP, 5.20%, 3/15/20	300,000	319,478
Enterprise Products Operating LLC, 7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	400,000	408,406
HollyFrontier Corp., 5.875%, 4/1/26 (c)	1,000,000	1,021,912
Petroleos Mexicanos, 6.375%, 1/23/45	1,000,000	910,000
Shell International Finance BV:
2.25%, 1/6/23	200,000	193,274
4.125%, 5/11/35	1,350,000	1,378,432
4.55%, 8/12/43	100,000	104,283
Texas Eastern Transmission LP, 2.80%, 10/15/22 (a)	400,000	389,343
TransCanada PipeLines Ltd., 4.875%, 1/15/26	1,000,000	1,111,144
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	91,324
		6,741,149

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Financial - 7.9%
American International Group, Inc., 4.875%, 6/1/22	250,000	273,194
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (a)	800,000	865,674
Bank of America Corp.:
5.65%, 5/1/18	250,000	261,941
4.125%, 1/22/24	300,000	311,775
Bank of New York Mellon Corp. (The), 1.30%, 1/25/18	850,000	849,271
Berkshire Hathaway Finance Corp.:
3.00%, 5/15/22	200,000	203,787
4.30%, 5/15/43	1,000,000	1,033,132
Boston Properties LP, 3.85%, 2/1/23	100,000	102,606
Capital One Bank, 3.375%, 2/15/23	200,000	198,122
Citigroup, Inc.:
6.125%, 5/15/18	200,000	211,002
2.50%, 9/26/18	500,000	504,782
5.50%, 9/13/25	80,000	87,921
DDR Corp., 4.75%, 4/15/18	300,000	308,539
Discover Financial Services, 3.85%, 11/21/22	200,000	203,047
ERP Operating LP, 4.625%, 12/15/21	100,000	108,621
Excalibur One 77B LLC, 1.492%, 1/1/25	30,793	29,845
General Electric Co., 4.625%, 1/7/21	100,000	108,581
General Electric Co. / LJ VP Holdings LLC, 3.80%, 6/18/19 (a)	400,000	418,082
Goldman Sachs Group, Inc. (The):
2.375%, 1/22/18	200,000	201,189
2.625%, 1/31/19	200,000	202,150
5.375%, 3/15/20	150,000	162,748
4.00%, 3/3/24	500,000	518,709
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	100,000	110,919
JPMorgan Chase & Co.:
2.35%, 1/28/19	300,000	302,483
4.50%, 1/24/22	400,000	431,372
3.375%, 5/1/23	700,000	697,493
Kimco Realty Corp., 4.30%, 2/1/18	300,000	306,059
Liberty Property LP, 3.375%, 6/15/23	350,000	348,014
MetLife, Inc., 4.875%, 11/13/43	100,000	108,266
Morgan Stanley:
2.125%, 4/25/18	300,000	301,195
4.10%, 5/22/23	500,000	513,261
5.00%, 11/24/25	150,000	160,243
NYSE Holdings LLC, 2.00%, 10/5/17	450,000	452,392
Prudential Financial, Inc., 5.10%, 8/15/43	1,000,000	1,082,073
Regions Bank, 7.50%, 5/15/18	100,000	107,133
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	252,364
Welltower, Inc., 5.25%, 1/15/22	800,000	881,282
		13,219,267

8 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Industrial - 3.8%
BNSF Funding Trust I, 6.613%, 1/15/26 floating rate thereafter to 12/15/55 (b)	540,000	618,300
Cummins, Inc., 4.875%, 10/1/43	100,000	111,252
Deere & Co., 6.55%, 10/1/28	250,000	314,665
GATX Corp., 4.85%, 6/1/21	900,000	970,889
General Electric Co., 4.50%, 3/11/44	100,000	107,348
John Deere Capital Corp., 1.20%, 10/10/17	250,000	249,837
Kennametal, Inc., 2.65%, 11/1/19	950,000	944,782
L-3 Communications Corp.:
5.20%, 10/15/19	400,000	430,226
4.75%, 7/15/20	800,000	850,460
Northrop Grumman Corp., 3.25%, 8/1/23	150,000	152,918
Stanley Black & Decker, Inc., 2.90%, 11/1/22	650,000	653,111
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	516,756
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	328,884
United Technologies Corp., 4.50%, 6/1/42	100,000	107,040
		6,356,468

Technology - 1.7%
Apple, Inc., 3.85%, 5/4/43	1,100,000	1,051,868
CA, Inc., 5.375%, 12/1/19	200,000	216,008
International Business Machines Corp.:
2.90%, 11/1/21	100,000	102,032
3.625%, 2/12/24	100,000	104,135
NetApp, Inc., 3.25%, 12/15/22	100,000	99,045
Oracle Corp.:
5.75%, 4/15/18	250,000	264,114
2.375%, 1/15/19	900,000	912,046
		2,749,248

Utilities - 0.8%
Connecticut Light & Power Co. (The), 5.65%, 5/1/18	200,000	210,877
PacifiCorp, 4.10%, 2/1/42	100,000	100,424
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	998,342
		1,309,643

Total Corporate Bonds (Cost $45,116,877)		46,626,710

MUNICIPAL OBLIGATIONS - 0.6%

New York - 0.6%
New York City GO Bonds, 3.60%, 8/1/28	1,000,000	999,430

Total Municipal Obligations (Cost $989,122)		999,430

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - 0.6%
Mexico Government International Bond, 5.55%, 1/21/45	500,000	511,250
Province of Ontario Canada, 2.45%, 6/29/22	400,000	399,776
Province of Quebec Canada, 2.625%, 2/13/23	75,000	75,185

Total Sovereign Government Bonds (Cost $971,368)		986,211

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 5.9%
Freddie Mac:
4.875%, 6/13/18	3,500,000	3,689,788
3.75%, 3/27/19	3,200,000	3,371,018
6.75%, 3/15/31	1,300,000	1,832,204
6.25%, 7/15/32	700,000	963,298

Total U.S. Government Agencies and Instrumentalities (Cost $9,583,304)		9,856,308

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 26.4%
Fannie Mae:
5.00%, 11/1/17	3,167	3,242
5.50%, 8/1/18	13,633	13,890
6.50%, 4/1/23	36,485	37,386
2.50%, 12/1/27	490,596	489,685
4.50%, 5/1/31	398,377	428,873
6.50%, 8/1/32	58,902	66,640
5.50%, 7/1/33	49,234	55,152
5.50%, 7/1/33	127,536	144,166
6.00%, 8/1/33	18,684	21,140
5.50%, 11/1/33	64,524	72,336
5.50%, 3/1/34	119,677	134,041
6.00%, 6/1/34	42,726	48,343
5.00%, 7/1/34	110,521	121,264
5.00%, 10/1/34	97,510	106,647
5.50%, 3/1/35	132,693	148,689
5.50%, 6/1/35	70,180	77,940
5.50%, 9/1/35	56,288	62,846
5.50%, 2/1/36	23,485	26,192
5.50%, 4/1/36	64,600	68,369
6.50%, 9/1/36	62,556	72,200
5.50%, 11/1/36	40,241	45,001
6.00%, 8/1/37	506,206	573,309
6.00%, 5/1/38	53,523	60,552
5.50%, 6/1/38	67,104	75,187
6.00%, 7/1/38	287,001	327,018

10 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D
3.005%, 9/1/38(b)	313,290	331,074
4.00%, 3/1/39	85,381	89,748
4.50%, 5/1/40	492,514	533,526
4.50%, 7/1/40	184,938	199,707
4.50%, 10/1/40	796,487	858,286
3.50%, 2/1/41	592,178	610,656
3.50%, 3/1/41	597,274	615,908
4.00%, 3/1/41	332,408	350,878
4.50%, 6/1/41	840,972	904,533
3.50%, 3/1/42	1,158,465	1,194,811
4.00%, 8/1/42	956,778	1,014,735
3.50%, 12/1/42	1,233,724	1,272,484
2.50%, 1/1/43	1,048,278	1,002,769
3.00%, 1/1/43	1,490,024	1,489,600
3.00%, 5/1/43	2,001,329	2,000,757
3.00%, 8/1/43	1,584,739	1,584,288
3.00%, 8/1/43	2,493,629	2,492,918
3.50%, 8/1/43	1,549,450	1,598,303
4.50%, 11/1/43	1,366,850	1,470,114
4.00%, 5/1/44	2,050,396	2,156,674
4.50%, 11/1/44	1,228,879	1,324,836
4.00%, 6/1/45	772,067	812,176
3.00%, 9/1/46	1,722,983	1,713,531
Freddie Mac:
4.50%, 9/1/18	17,777	18,239
5.00%, 11/1/20	34,895	36,447
4.00%, 3/1/25	369,244	386,064
3.50%, 11/1/25	369,441	385,694
3.50%, 7/1/26	286,123	298,944
2.50%, 3/1/28	176,474	176,950
2.50%, 1/1/31	1,736,328	1,741,010
5.00%, 2/1/33	35,580	38,723
5.00%, 4/1/35	49,598	54,198
5.00%, 12/1/35	107,839	117,786
6.00%, 8/1/36	35,402	40,247
5.00%, 10/1/36	205,961	224,921
6.50%, 10/1/37	47,784	50,692
5.00%, 1/1/38	363,049	395,377
5.00%, 7/1/39	113,332	123,777
4.00%, 11/1/39	448,355	473,272
4.50%, 1/1/40	187,811	202,653
5.00%, 1/1/40	749,170	825,898
4.50%, 4/1/40	544,490	587,823
6.00%, 4/1/40	92,266	104,392
4.50%, 5/1/40	168,539	182,645
4.50%, 5/1/40	326,417	350,667

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	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONT’D
4.50%, 6/1/41	249,258	267,904
3.50%, 10/1/41	702,234	723,329
3.50%, 7/1/42	897,656	924,483
3.00%, 1/1/43	1,228,347	1,227,847
4.50%, 9/1/44	913,879	981,157
Ginnie Mae:
4.50%, 7/20/33	238,633	256,945
5.50%, 7/20/34	100,777	112,959
6.00%, 11/20/37	123,821	142,494
6.00%, 10/15/38	592,361	671,520
5.00%, 12/15/38	213,961	236,049
5.00%, 5/15/39	276,713	307,551
5.00%, 10/15/39	445,215	495,354
4.00%, 12/20/40	1,023,898	1,102,425
4.00%, 11/20/41	95,644	101,903
4.00%, 8/20/42	682,903	728,836

Total U.S. Government Agency Mortgage-Backed Securities (Cost $43,425,425)		43,999,595

U.S. TREASURY OBLIGATIONS - 35.1%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,262,031
8.00%, 11/15/21	1,000,000	1,280,781
6.25%, 8/15/23	1,000,000	1,250,078
5.375%, 2/15/31	1,400,000	1,864,625
3.875%, 8/15/40	1,000,000	1,148,164
4.375%, 5/15/41	1,600,000	1,979,688
3.125%, 11/15/41	1,000,000	1,014,883
3.00%, 5/15/42	1,000,000	991,641
3.75%, 11/15/43	1,045,000	1,184,810
3.125%, 8/15/44	1,600,000	1,619,374
2.50%, 2/15/45	1,000,000	890,742
United States Treasury Notes:
4.25%, 11/15/17	1,000,000	1,028,906
2.625%, 1/31/18	1,000,000	1,017,773
3.50%, 2/15/18	2,000,000	2,056,094
2.375%, 5/31/18	1,000,000	1,018,633
4.00%, 8/15/18	2,000,000	2,094,296
3.75%, 11/15/18	1,000,000	1,047,695
1.625%, 3/31/19	947,000	954,510
3.125%, 5/15/19	4,500,000	4,691,776
3.625%, 8/15/19	1,000,000	1,058,594
1.00%, 8/31/19	2,000,000	1,981,172

12 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - CONT’D
0.875%, 9/15/19	1,000,000	986,914
3.375%, 11/15/19	1,100,000	1,160,543
3.625%, 2/15/20	1,000,000	1,064,102
1.125%, 4/30/20	1,000,000	986,211
2.625%, 8/15/20	2,000,000	2,067,968
2.625%, 11/15/20	3,000,000	3,100,782
3.625%, 2/15/21	1,000,000	1,073,438
2.25%, 3/31/21	200,000	203,617
3.125%, 5/15/21	3,500,000	3,688,261
1.75%, 5/15/22	1,600,000	1,576,499
1.625%, 11/15/22	2,500,000	2,433,008
2.75%, 11/15/23	1,000,000	1,032,969
2.75%, 2/15/24	3,000,000	3,098,436
2.25%, 11/15/24	2,000,000	1,987,734
2.00%, 2/15/25	700,000	681,297
2.00%, 11/15/26(c)	2,000,000	1,924,296

Total U.S. Treasury Obligations (Cost $57,306,223)		58,502,341

FLOATING RATE LOANS (d) - 0.0%

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10 *(b)(e)(f)(g)	96,336	2,553

Total Floating Rate Loans (Cost $96,336)		2,553

TIME DEPOSIT - 1.0%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	1,612,057	1,612,057

Total Time Deposit (Cost $1,612,057)		1,612,057

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.3%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	2,255,195	2,255,195

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $2,255,195)		2,255,195

TOTAL INVESTMENTS (Cost $164,172,716) - 100.6%		167,702,867
Other assets and liabilities, net - (0.6%)		(1,081,892)
NET ASSETS - 100.0%		166,620,975
See notes to financial statements.

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NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $2,568,680, which represents 1.5% of the net assets of the Portfolio as of December 31, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $2,216,244 as of December 31, 2016.
(d) Floating rate loans are generally considered restrictive in that the Portfolio is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $2,553, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

(f) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(g) Total market value of restricted securities amounts to $2,553, which represents 0.0% of the net assets of the Portfolio as of December 31, 2016.

Abbreviations:
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 0.00%, 6/1/10	5/26/05-6/13/07	96,336
See notes to financial statements.

14 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $164,172,716) - see accompanying schedule	$167,702,867
Receivable for shares sold	197,856
Interest receivable	1,172,339
Securities lending income receivable	1,125
Directors' deferred compensation plan	102,794
Receivable from affiliates	8,472
Total assets	169,185,453

LIABILITIES
Collateral for securities loaned	2,255,195
Payable for shares redeemed	68,052
Payable to affiliates:
Investment advisory fee	41,523
Administrative fees	13,992
Distribution Plan expenses	43
Shareholder servicing agent fee	1,049
Directors' fees and expenses	7,420
Directors' deferred compensation plan	102,794
Accrued expenses and other liabilities	74,410
Total liabilities	2,564,478
NET ASSETS	$166,620,975

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 3,047,790 shares outstanding	160,293,513
Class F: 3,798 shares outstanding	212,216
Undistributed net investment income	4,629,191
Accumulated net realized gain (loss)	(2,044,096)
Net unrealized appreciation (depreciation)	3,530,151
NET ASSETS	$166,620,975

NET ASSET VALUE PER SHARE
Class I (based on net assets of $166,414,497)	$54.60
Class F (based on net assets of $206,478)	$54.36
See notes to financial statements.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,078,651
Other income	44,050
Securities lending income	3,641
Total investment income	5,126,342

Expenses:
Investment advisory fee	548,440
Administrative fees	206,976
Transfer agency fees and expenses:
Class I	16,290
Class F	3,444
Distribution Plan expenses:
Class F	358
Directors' fees and expenses	35,238
Accounting fees	60,472
Custodian fees	37,068
Professional fees	37,360
Reports to shareholders	27,684
Miscellaneous	12,574
Total expenses	985,904
Reimbursement from Advisor:
Class I	(117,008)
Class F	(3,524)
Administrative fees waived	(24,011)
Net expenses	841,361
NET INVESTMENT INCOME (LOSS)	4,284,981

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	129,268

Net change in unrealized appreciation (depreciation)	852,255

NET REALIZED AND UNREALIZED GAIN (LOSS)	981,523

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,266,504
See notes to financial statements.

16 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$4,284,981	$4,398,491
Net realized gain (loss)	129,268	257,424
Net change in unrealized appreciation (depreciation)	852,255	(4,412,529)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,266,504	243,386

Distributions to shareholders from:
Net investment income:
Class I shares	(4,884,528)	(283,410)
Class F shares	(6,309)	(191)(a)
Total distributions	(4,890,837)	(283,601)

Capital share transactions:
Shares sold:
Class I shares	16,176,004	15,395,868
Class F shares	108,842	100,001(a)
Reinvestment of distributions:
Class I shares	4,884,528	283,410
Class F shares	6,309	191(a)
Shares redeemed:
Class I shares	(45,465,270)	(37,132,964)
Class F shares	(1,323)	(1)(a)
Total capital share transactions	(24,290,910)	(21,353,495)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,915,243)	(21,393,710)

NET ASSETS
Beginning of year	190,536,218	211,929,928
End of year (including undistributed net investment income of $4,629,191 and $4,890,811, respectively)	$166,620,975	$190,536,218

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	286,053	279,122
Class F shares	1,894	1,807(a)
Reinvestment of distributions:
Class I shares	89,822	5,178
Class F shares	117	4(a)
Shares redeemed:
Class I shares	(800,850)	(671,688)
Class F shares	(24)	—(a)(b)
Total capital share activity	(422,988)	(385,577)

(a) From October 30, 2015 inception.
(b) Amount is less than 0.5 share.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 20,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in fixed-income securities that compose the Bloomberg Barclays U.S. Aggregate Bond Index. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares commenced operations on October 30, 2015, and are subject to Distribution Plan expenses, while Class I shares are not. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal obligations, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing

18 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$966,347	$—	$966,347
Commercial Mortgage-Backed Securities	—	1,896,120	—	1,896,120
Corporate Bonds	—	46,626,710	—	46,626,710
Municipal Obligations	—	999,430	—	999,430
Sovereign Government Bonds	—	986,211	—	986,211
U.S. Government Agencies and Instrumentalities	—	9,856,308	—	9,856,308
U.S. Government Agency Mortgage-Backed Securities	—	43,999,595	—	43,999,595
U.S. Treasury Obligations	—	58,502,341	—	58,502,341
Floating Rate Loans	—	—	2,553	2,553
Time Deposit	—	1,612,057	—	1,612,057
Short Term Investment of Cash Collateral For Securities Loaned	2,255,195	—	—	2,255,195
TOTAL	$2,255,195	$165,445,119	$2,553^	$167,702,867

* For a complete listing of investments, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.

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There were no transfers between levels during the year ended December 31, 2016.
Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Restricted Securities: The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.20% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the rate of 0.30% of the Portfolio’s average daily net assets. For the year ended December 31, 2016, the investment advisory fee amounted to $548,440 or 0.30% of the Portfolio’s average daily net assets, of which $908 was paid to CRM and $547,532 was paid to CIM.

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Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, provides sub-advisory services to the Portfolio pursuant to a sub-advisory agreement with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.57% for Class F and 0.32% for Class I of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. Prior to December 31, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.71% and for Class I to 0.46% of such class’ average daily net assets. Prior to May 1, 2016, CIM contractually agreed to limit net annual portfolio operating expenses for Class F to 0.85% and for Class I to 0.60% of such class’ average daily net assets and, for the period January 1, 2016 through April 30, 2016, voluntarily waived the portion of annual portfolio operating expenses for Class F in excess of 0.71% and for Class I in excess of 0.46%. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $688 and CIM waived or reimbursed expenses of $119,844, of which $40,349 were voluntarily waived.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $545, of which $91 were waived, and CIAS was paid administrative fees of $206,431, of which $23,920 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.25% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $358 or 0.25% of Class F’s average daily net assets, of which $1 was paid to EVD and $357 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $13,722 of which $34 was paid to EVM and $13,688 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities, were $3,989,760 and $8,252,542, respectively. U.S. government and agency securities purchases and sales were $14,788,254 and $34,776,308, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term.

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Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2017	($175,128)
NO EXPIRATION DATE
Short-term	(524,186)
Long-term	(838,165)
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$4,890,837	$283,601
Total	$4,890,837	$283,601
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$3,806,734
Unrealized (depreciation)	(783,200)
Net unrealized appreciation (depreciation)	$3,023,534

Undistributed ordinary income	$4,636,611
Capital loss carryforwards	($1,537,479)
Other temporary differences	($7,420)

Federal income tax cost of investments	$164,679,333
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and deferred Directors' fees.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to paydown gains and losses and expired capital loss carryforwards.

Undistributed net investment income	$344,236
Accumulated net realized gain (loss)	1,310,058
Paid-in capital	(1,654,294)
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality,

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U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $2,216,244 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$292,695	$—	$—	$—	$292,695
U.S. Treasury Obligations	1,962,500	—	—	—	1,962,500
Total Borrowings	$2,255,195	$—	$—	$—	$2,255,195
Amount of recognized liabilities for securities lending transactions					$2,255,195
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, a separate account of an insurance company that is an affiliate of AIP owned 62.4% of the value of the outstanding shares of the Portfolio.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning	$54.84	$54.90	$53.11	$56.06	$55.50
Income from investment operations:
Net investment income	1.33	1.19	1.19	1.03	1.08
Net realized and unrealized gain (loss)	0.08	(1.170)	1.96	(2.590)	1.04
Total from investment operations	1.41	0.02	3.15	(1.56)	2.12
Distributions from:
Net investment income	(1.65)	(0.08)	(1.36)	(1.31)	(1.28)
Net realized gain	—	—	—	(0.08)	(0.28)
Total distributions	(1.65)	(0.08)	(1.36)	(1.39)	(1.56)
Total increase (decrease) in net asset value	(0.24)	(0.06)	1.79	(2.95)	0.56
Net asset value, ending	$54.60	$54.84	$54.90	$53.11	$56.06
Total return (b)	2.59%	0.04%	5.93%	(2.80%)	3.83%
Ratios to average net assets: (c)
Net investment income	2.34%	2.16%	2.17%	1.84%	2.07%
Total expenses	0.54%	0.52%	0.50%	0.50%	0.49%
Net expenses	0.46%	0.52%	0.50%	0.50%	0.49%
Portfolio turnover	10%	6%	24%	41%	43%
Net assets, ending (in thousands)	$166,414	$190,437	$211,930	$199,633	$203,442

(a) Net investment income per share is calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2016 (a)	December 31, 2015 (a)(b)
Net asset value, beginning	$54.79	$55.33
Income from investment operations:
Net investment income	1.19	0.19
Net realized and unrealized gain (loss)	0.09	(0.62)
Total from investment operations	1.28	(0.43)
Distributions from:
Net investment income	(1.71)	(0.11)
Total distributions	(1.71)	(0.11)
Total increase (decrease) in net asset value	(0.43)	(0.54)
Net asset value, ending	$54.36	$54.79
Total return (c)	2.36%	(0.78%)
Ratios to average net assets: (d)
Net investment income	2.09%	2.01%(e)
Total expenses	3.18%	0.78%(e)
Net expenses	0.71%	0.78%(e)
Portfolio turnover	10%	6%
Net assets, ending (in thousands)	$206	$99

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From October 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
2,727,160	82,161	227,316

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
2,750,438	61,499	224,699
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
1,811	0	0
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and a new Investment Sub-Advisory Agreement between the Adviser and Ameritas Investment Partners, Inc. (the “Sub-Adviser”), each with respect to the Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from the Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one-, three- and five-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its

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relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have the Sub-Adviser, an affiliate of CIM, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Adviser and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreement.
In evaluating the new Investment Sub-Advisory Agreement, the Directors considered information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, the Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreement, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Sub-Adviser; the Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and the Sub-Adviser’s performance in executing its investment strategies; the Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of the Sub-Adviser’s personnel; and the Sub-Adviser’s financial condition with respect to its ability to perform the services required under the new Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Adviser used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by the Sub-Adviser under the new Investment Sub-Advisory Agreement.

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In considering the cost of services to be provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to the Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fee at arm’s length with the Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fee was reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Because CRM would pay the Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreement, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) the Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from the Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreement, subject to approval of the Portfolio's shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

30 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24231 12.31.16

Calvert VP Volatility Managed Moderate Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
16	Financial Highlights
17	Special Meeting of Shareholders
17	Proxy Voting
18	Availability of Quarterly Portfolio Holdings
18	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
21	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
For the one year period ended December 31, 2016, the S&P 500 Index returned 11.96% while the Russell 1000 Index returned 12.05%. Small cap stocks outperformed with the Russell 2000 Index returning 21.31%. Emerging markets posted solid performance with the MSCI EM Index returning 11.19%, though developed international equities lagged as the MSCI EAFE Index returned just 1.00%.
Strong stock returns masked volatility that occurred during the 12-month period. U.S. equity markets declined sharply in the first quarter of 2016 as investors became concerned about the prospects for near-term economic growth and the ripple effect of plunging oil prices. As oil recovered, the Chinese economy stabilized, and the Fed proved more dovish than expected, risk assets recovered and consumer confidence rose. Stronger economic data in the U.S., particularly in the labor market, proved resilient to Brexit and with political uncertainty receding, the Federal Reserve raised interest rates in December.
Fund Performance Relative to the Benchmark
For the one-year period ended December 31, 2016, Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”) Class F shares returned 6.61%, outperforming its benchmark, the S&P 500 Daily Risk Control 7.5% Index, which returned 4.99%.
Portfolio performance is also measured against a secondary composite benchmark based on a mix of market indices that more closely reflect the Portfolio’s asset allocation strategy as compared to the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy. The Portfolio outperformed the secondary composite benchmark, which returned 6.35% during the period.
During the period, the Portfolio outperformed the S&P 500 Daily Risk Control 7.5% Index by 1.62%. Execution of the Portfolio’s risk management strategy and the Portfolio’s more diversified holdings both contributed to the Portfolio’s outperformance for the period. Over the course of the year, the Portfolio was better positioned to take advantage of the short sharp selloffs in and ensuing market recoveries in equity markets. However, during the post U.S. elections rally at the end of the period, the Portfolio’s lower exposure to equities ate into the asset allocation driven performance advantage that the Portfolio had realized up to that point.
The Portfolio also benefited from security selection as the Portfolio’s allocation to bonds rather than cash in the lower risk portion of the Portfolio, as well as exposures to small and mid-cap stocks in the higher risk portion of the Portfolio, added value this year.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Equity Funds	47.9%
Fixed-Income Funds	46.6%
Short-Term Investments	5.5%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

The Portfolio’s exposure to international equity markets partially offset these benefits as non-U.S. developed market equities underperformed the S&P 500 Index due to a strong U.S. Dollar.
Relative to its custom asset allocated benchmark, the Portfolio benefited from being generally near or at its maximum equity exposure when equity returns were strongly positive. The Portfolio also benefited from its exposure to U.S. small and mid-cap equities.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and investment sub-advisory agreements between CRM and Ameritas Investment Partners, Inc. and CRM and Milliman Financial Risk Management LLC for providing investment sub-advisory services to the Portfolio.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results assume the reinvestment of dividends and are compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. It is not possible to invest in an index.

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (4/30/2013)
Class F	6.61%	3.92%
S&P 500 Daily Risk Control 7.5% Index	4.99%	4.94%
Moderate Portfolio Custom Blended Benchmark	6.35%	5.55%

The Moderate Portfolio Custom Blended Benchmark is an internally constructed index comprised of a blend of 36% Russell 3000 Index, 2% MSCI U.S. REIT Index, 10% MSCI EAFE Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index and 4% Bloomberg Barclays 3 Month T-Bill Bellwether Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratio from the current prospectus for Class F of the Portfolio is .98% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16

Actual	0.83%	$1,000.00	$1,025.70	$4.23
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.96	$4.22

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Moderate Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

4 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 94.3%
Equity Exchange-Traded Funds - 47.8%
Financial Select Sector SPDR Fund	27,000	627,750
iShares Core S&P Mid-Cap ETF	26,000	4,298,840
iShares North American Natural Resources ETF	15,000	539,250
iShares Russell 2000 ETF	27,800	3,748,830
iShares S&P 500 Growth ETF (a)	54,000	6,576,660
iShares S&P 500 Value ETF (a)	64,000	6,488,320
iShares S&P Mid-Cap 400 Growth ETF (a)	6,000	1,093,200
iShares S&P Mid-Cap 400 Value ETF (a)	8,000	1,161,680
Technology Select Sector SPDR Fund	17,000	822,120
Vanguard FTSE Developed Markets ETF	284,000	10,377,360
Vanguard FTSE Emerging Markets ETF	30,000	1,073,400
Vanguard REIT ETF	27,000	2,228,310
Vanguard S&P 500 ETF	66,000	13,550,460
		52,586,180

Fixed-Income Exchange-Traded Funds - 46.5%
iShares Core U.S. Aggregate Bond ETF	232,000	25,069,920
SPDR Bloomberg Barclays High Yield Bond ETF	27,500	1,002,375
Vanguard Total Bond Market ETF	311,000	25,125,690
		51,197,985

Total Exchange-Traded Funds (Cost $100,913,657)		103,784,165

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 5.5%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	6,054,357	6,054,357

Total Time Deposit (Cost $6,054,357)		6,054,357

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 4.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	4,380,208	4,380,208

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $4,380,208)		4,380,208

TOTAL INVESTMENTS (Cost $111,348,222) - 103.8%		114,218,730
Other assets and liabilities, net - (3.8%)		(4,152,010)
NET ASSETS - 100.0%		110,066,720
See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini MSCI EAFE Index	20	3/17	$1,675,600	($3,416)
E-Mini Russell 2000 Index	18	3/17	1,221,210	(27,285)
E-Mini S&P 500 Index	33	3/17	3,689,730	(10,337)
E-Mini S&P MidCap 400 Index	7	3/17	1,161,370	(24,995)
Total Long				($66,033)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security, or portion of security, is on loan. Total value of securities on loan is $4,266,623 as of December 31, 2016.

Abbreviations:
ETF:	Exchange-Traded Fund
FTSE:	Financial Times Stock Exchange
REIT:	Real Estate Investment Trust
SPDR:	Standard & Poor's Depository Receipt
See notes to financial statements.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $111,348,222) - see accompanying schedule	$114,218,730
Cash collateral at broker	347,050
Receivable for shares sold	26,041
Dividends and interest receivable	5,089
Securities lending income receivable	4,428
Directors' deferred compensation plan	52,466
Receivable from affiliates	4,572
Total assets	114,658,376

LIABILITIES
Collateral for securities loaned	4,380,208
Payable for shares redeemed	27,153
Payable for futures contracts variation margin	19,349
Payable to affiliates:
Investment advisory fee	38,977
Administrative fees	9,280
Distribution Plan expenses	23,201
Shareholder servicing agent fee	696
Directors' fees and expenses	4,613
Directors' deferred compensation plan	52,466
Accrued expenses and other liabilities	35,713
Total liabilities	4,591,656
NET ASSETS	$110,066,720

NET ASSETS CONSIST OF:
Paid-in capital applicable to 6,662,987 Class F shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$105,216,142
Undistributed net investment income	1,541,013
Accumulated net realized gain (loss)	505,090
Net unrealized appreciation (depreciation)	2,804,475
NET ASSETS	$110,066,720

NET ASSET VALUE PER SHARE	$16.52
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income	$2,350,665
Interest income	16,249
Securities lending income	15,393
Total investment income	2,382,307

Expenses:
Investment advisory fee	433,871
Administrative fees	117,684
Transfer agency fees and expenses	9,330
Distribution Plan expenses	258,256
Directors' fees and expenses	20,180
Accounting fees	35,802
Custodian fees	14,543
Professional fees	23,055
Reports to shareholders	11,401
Miscellaneous	9,527
Total expenses	933,649
Reimbursement from Advisor	(61,854)
Administrative fees waived	(14,382)
Net expenses	857,413
NET INVESTMENT INCOME (LOSS)	1,524,894

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	304,345
Futures	420,506
Capital gain distributions received from Underlying Funds	10,996
735,847

Net change in unrealized appreciation (depreciation) on:
Investments	4,299,421
Futures	(65,243)
4,234,178

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,970,025

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,494,919
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$1,524,894	$1,386,579
Net realized gain (loss)	735,847	249,288
Net change in unrealized appreciation (depreciation)	4,234,178	(2,828,463)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,494,919	(1,192,596)

Distributions to shareholders from:
Net investment income	(29,426)	(1,317,345)
Net realized gain	(335)	(610,789)
Total distributions	(29,761)	(1,928,134)

Capital share transactions:
Shares sold	16,340,951	10,306,066
Reinvestment of distributions	29,761	1,928,134
Shares redeemed	(9,014,073)	(12,633,880)
Total capital share transactions	7,356,639	(399,680)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,821,797	(3,520,410)

NET ASSETS
Beginning of year	96,244,923	99,765,333
End of year (including undistributed net investment income of $1,541,013 and $29,415, respectively)	$110,066,720	$96,244,923

CAPITAL SHARE ACTIVITY
Shares sold	1,016,604	642,919
Reinvestment of distributions	1,805	123,519
Shares redeemed	(566,105)	(786,387)
Total capital share activity	452,304	(19,949)
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 100,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in exchange-traded funds representing a broad range of asset classes (the “Underlying Funds”) and employs derivatives to manage overall portfolio volatility. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Funds	$103,784,165	$—	$—	$103,784,165
Time Deposit	—	6,054,357	—	6,054,357
Short Term Investment of Cash Collateral For Securities Loaned	4,380,208	—	—	4,380,208
TOTAL	$108,164,373	$6,054,357	$—	$114,218,730
Futures Contracts**	($66,033)	$—	$—	($66,033)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December 31, 2016, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

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Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$—*	Net unrealized appreciation (depreciation)	($66,033)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	$420,506	($65,243)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			51
Futures contracts short			(15)
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions, including purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation.
Distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.42% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM

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received an annual fee at the same rate as the Portfolio’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $433,871 or 0.42% of the Portfolio’s average daily net assets, of which $1,268 was paid to CRM and $432,603 was paid to CIM.
Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, and Milliman Financial Risk Management LLC provide sub-advisory services to the Portfolio pursuant to sub-advisory agreements with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM (CIM for the period January 1, 2016 through December 30, 2016) has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.83% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $143 and CIM waived or reimbursed expenses of $61,711.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $362, of which $60 were waived, and CIAS was paid administrative fees of $117,322, of which $14,322 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.25% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $258,256 or 0.25% of Class F’s average daily net assets, of which $755 was paid to EVD and $257,501 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $7,748 of which $23 was paid to EVM and $7,725 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,443,308 and $9,455,977, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

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DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$29,426	$1,721,248
Long-term capital gains	335	206,886
Total	$29,761	$1,928,134
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$4,439,450
Unrealized (depreciation)	(1,824,930)
Net unrealized appreciation (depreciation)	$2,614,520

Undistributed ordinary income	$1,604,843
Undistributed long-term capital gain	$635,828
Other temporary differences	($4,613)

Federal income tax cost of investments	$111,604,210
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts, return of capital distributions from the Underlying Funds and deferred Directors' fees.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to recharacterizations of distributions received from the Underlying Funds.

Undistributed net investment income	$16,130
Accumulated net realized gain (loss)	(16,130)
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $4,266,623 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

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	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Exchange-Traded Funds	$4,380,208	$—	$—	$—	$4,380,208
Amount of recognized liabilities for securities lending transactions					$4,380,208
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, two separate accounts of an insurance company that is an affiliate of AIP owned 93% of the value of the outstanding shares of the Portfolio.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 21.4% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $335 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$15.50	$16.01	$15.17	$15.00
Income from investment operations:
Net investment income	0.24	0.23	0.29	0.21
Net realized and unrealized gain (loss)	0.78	(0.42)	0.81	0.08
Total from investment operations	1.02	(0.19)	1.10	0.29
Distributions from:
Net investment income	—(c)	(0.22)	(0.16)	(0.12)
Net realized gain	—(c)	(0.10)	(0.10)	—
Total distributions	—(c)	(0.32)	(0.26)	(0.12)
Total increase (decrease) in net asset value	1.02	(0.51)	0.84	0.17
Net asset value, ending	$16.52	$15.50	$16.01	$15.17
Total return (d)	6.61%	(1.22%)	7.25%	1.97%
Ratios to average net assets: (e)(f)
Net investment income	1.48%	1.42%	1.80%	2.10%(g)
Total expenses	0.90%	0.88%	0.93%	1.60%(g)
Net expenses	0.83%	0.83%	0.83%	0.83%(g)
Portfolio turnover	10%	21%	36%	3%
Net assets, ending (in thousands)	$110,067	$96,245	$99,765	$9,164

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Amounts do not include the income or expenses of the Underlying Funds.
(g) Annualized.
See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
6,130,238	104,569	530,171

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
6,036,036	140,732	588,210

3.	Approval of a new investment sub-advisory agreement with Milliman Financial Risk Management LLC

For	Against	Abstain
5,951,494	197,862	615,622
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

Affirmative	Against	Abstain
6,011,262	102,138	651,579
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and new Investment Sub-Advisory Agreements between the Adviser and each of Ameritas Investment Partners, Inc. and Milliman Financial Risk Management LLC (“Ameritas” and “Milliman,” respectively, and together, the “Sub-Advisers”), each with respect to the Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from each Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one- and three-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and

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increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review, the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have Ameritas, an affiliate of CIM, and Milliman, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Advisers and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreements.
In evaluating the new Investment Sub-Advisory Agreements, the Directors considered information provided by each Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, each Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreements, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Sub-Adviser; each Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and each Sub-Adviser’s performance in executing its investment strategies; each Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of each Sub-Adviser’s personnel; and each Sub-Adviser’s financial condition with respect to its ability to perform the

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services required under the respective Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Advisers used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by each Sub-Adviser under the respective Investment Sub-Advisory Agreement.
In considering the cost of services to be provided by each Sub-Adviser and the profitability to each Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to each Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fees at arm’s length with each Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fees were reasonable in view of the quality of services to be received by the Portfolio from the Sub-Advisers. Because CRM would pay each Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreements, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreements, among others: (a) each Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) each Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from each Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreements, subject to approval of the Portfolio's shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc. (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

22 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24233 12.31.16

Calvert VP Volatility Managed Moderate Growth Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
16	Financial Highlights
17	Special Meeting of Shareholders
17	Proxy Voting
18	Availability of Quarterly Portfolio Holdings
18	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
21	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
For the one year period ended December 31, 2016, the S&P 500 Index returned 11.96% while the Russell 1000 Index returned 12.05%. Small cap stocks outperformed with the Russell 2000 Index returning 21.31%. Emerging markets posted solid performance with the MSCI EM Index returning 11.19%, though developed international equities lagged as the MSCI EAFE Index returned just 1.00%.
Strong stock returns masked volatility that occurred during the 12-month period. U.S. equity markets declined sharply in the first quarter of 2016 as investors became concerned about the prospects for near-term economic growth and the ripple effect of plunging oil prices. As oil recovered, the Chinese economy stabilized, and the Fed proved more dovish than expected, risk assets recovered and consumer confidence rose. Stronger economic data in the U.S., particularly in the labor market, proved resilient to Brexit and with political uncertainty receding, the Federal Reserve raised interest rates in December.
Fund Performance Relative to the Benchmark
For the one-year period ended December 31, 2016, Calvert VP Volatility Managed Moderate Growth Portfolio Class F shares returned 6.78%, outperforming its benchmark, the S&P 500 Daily Risk Control 10% Index, which returned 6.56%.
Portfolio performance is also measured against a secondary composite benchmark based on a mix of market indices that more closely reflect the Portfolio’s asset allocation strategy as compared to the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy. The Portfolio underperformed the custom benchmark, which returned 7.50% during the period.
During the period, the Portfolio outperformed the S&P 500 Daily Risk Control 10% Index by 0.22%. Over the course of the period, asset allocation was a neutral factor. The Portfolio produced a positive asset allocation effect up until the equity market rally that followed the U.S. elections, when the Index’s higher allocation to equities reversed the allocation benefit. Prior to that year-end rally, the Portfolio generated performance advantages from its lower equity exposure immediately after the Brexit vote and during periods of low volatility and poor equity market performance in the late spring and heading into the U.S. elections.
The Portfolio also benefited from solid security selection as the Portfolio's allocation to bonds rather than cash in the lower risk portion of the Portfolio as well as exposures to small and mid-cap stocks in the higher risk portion of the Portfolio added value this year.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Equity Funds	63.5%
Fixed-Income Funds	31.5%
Short-Term Investments	5.0%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

The Portfolio's exposure to international equity markets partially offset these benefits as non-U.S. developed market equities underperformed the S&P 500 Index due to a strong U.S. Dollar.
Relative to its custom asset allocated benchmark, the Portfolio’s underperformance is due to the Portfolio expenses and the risk management process. The Portfolio’s risk management process provided an initial benefit early in the year when the Portfolio was short equity futures during a period of weak equity market returns. As volatility decreased and equity markets rallied, the Portfolio increased its equity exposure, only to be caught over-invested in the post-Brexit sell-off. In the ensuing rally, the Portfolio recovered a portion of those losses, only to suffer from being long equity futures in the period of low volatility and negative returns leading up to the U.S. elections. The Portfolio's long position proved beneficial in the post-election rally. The Portfolio also benefited from exposures to U.S. small- and mid-cap equities.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and investment sub-advisory agreements between CRM and Ameritas Investment Partners, Inc. and CRM and Milliman Financial Risk Management LLC for providing investment sub-advisory services to the Portfolio.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results assume the reinvestment of dividends and are compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. It is not possible to invest in an index.

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (4/30/2013)
Class F	6.78%	4.13%
S&P 500 Daily Risk Control 10% Index	6.56%	6.37%
Moderate Growth Portfolio Custom Blended Benchmark	7.50%	6.74%

The Moderate Growth Portfolio Custom Blended Benchmark is an internally constructed index comprised of a blend of 47% Russell 3000 Index, 3% MSCI U.S. REIT Index, 13% MSCI EAFE Index, 33% Bloomberg Barclays U.S. Aggregate Bond Index and 4% Bloomberg Barclays 3 Month T-Bill Bellwether Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratio from the current prospectus for Class F shares of the Portfolio is 1.00% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16

Actual	0.83%	$1,000.00	$1,037.90	$4.25
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.96	$4.22

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Moderate Growth Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 94.7%
Equity Exchange-Traded Funds - 63.3%
Financial Select Sector SPDR Fund	21,000	488,250
iShares Core S&P Mid-Cap ETF	30,000	4,960,200
iShares North American Natural Resources ETF	10,000	359,500
iShares Russell 2000 ETF	27,000	3,640,950
iShares S&P 500 Growth ETF	54,000	6,576,660
iShares S&P 500 Value ETF (a)	65,000	6,589,700
iShares S&P Mid-Cap 400 Growth ETF (a)	4,500	819,900
iShares S&P Mid-Cap 400 Value ETF	6,000	871,260
Technology Select Sector SPDR Fund	13,000	628,680
Vanguard FTSE Developed Markets ETF	278,000	10,158,120
Vanguard FTSE Emerging Markets ETF	22,000	787,160
Vanguard REIT ETF	29,000	2,393,370
Vanguard S&P 500 ETF	66,000	13,550,460
		51,824,210

Fixed-Income Exchange-Traded Funds - 31.4%
iShares Core U.S. Aggregate Bond ETF	151,000	16,317,060
SPDR Bloomberg Barclays High Yield Bond ETF (a)	14,000	510,300
Vanguard Total Bond Market ETF	110,000	8,886,900
		25,714,260

Total Exchange-Traded Funds (Cost $74,505,486)		77,538,470

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 5.1%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	4,120,160	4,120,160

Total Time Deposit (Cost $4,120,160)		4,120,160

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 6.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	5,254,611	5,254,611

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $5,254,611)		5,254,611

TOTAL INVESTMENTS (Cost $83,880,257) - 106.2%		86,913,241
Other assets and liabilities, net - (6.2%)		(5,053,982)
NET ASSETS - 100.0%		81,859,259
See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini MSCI EAFE Index	13	3/17	$1,089,140	($2,220)
E-Mini Russell 2000 Index	12	3/17	814,140	(18,190)
E-Mini S&P 500 Index	22	3/17	2,459,820	(6,891)
E-Mini S&P MidCap 400 Index	5	3/17	829,550	(17,854)
Total Long				($45,155)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security, or portion of security, is on loan. Total value of securities on loan is $5,134,604 as of December 31, 2016.

Abbreviations:
ETF:	Exchange-Traded Fund
FTSE:	Financial Times Stock Exchange
REIT:	Real Estate Investment Trust
SPDR:	Standard & Poor's Depository Receipt
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $83,880,257) - see accompanying schedule	$86,913,241
Cash collateral at broker	232,200
Receivable for shares sold	63,063
Dividends and interest receivable	2,608
Securities lending income receivable	4,367
Directors' deferred compensation plan	35,207
Receivable from affiliates	8,453
Total assets	87,259,139

LIABILITIES
Collateral for securities loaned	5,254,611
Payable for shares redeemed	5,658
Payable for futures contracts variation margin	13,215
Payable to affiliates:
Investment advisory fee	29,033
Administrative fees	6,913
Distribution Plan expenses	17,281
Shareholder servicing agent fee	519
Directors' fees and expenses	3,359
Directors' deferred compensation plan	35,207
Accrued expenses and other liabilities	34,084
Total liabilities	5,399,880
NET ASSETS	$81,859,259

NET ASSETS CONSIST OF:
Paid-in capital applicable to 4,903,459 Class F shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$78,552,348
Undistributed net investment income	1,090,944
Accumulated net realized gain (loss)	(771,862)
Net unrealized appreciation (depreciation)	2,987,829
NET ASSETS	$81,859,259

NET ASSET VALUE PER SHARE	$16.69

See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,659,026
Securities lending income	14,728
Interest income	12,774
Total investment income	1,686,528

Expenses:
Investment advisory fee	305,957
Administrative fees	83,152
Transfer agency fees and expenses	7,155
Distribution Plan expenses	182,117
Directors' fees and expenses	14,350
Accounting fees	27,332
Custodian fees	14,095
Professional fees	21,669
Reports to shareholders	18,161
Miscellaneous	8,030
Total expenses	682,018
Reimbursement from Advisor	(67,083)
Administrative fees waived	(10,306)
Net expenses	604,629
NET INVESTMENT INCOME (LOSS)	1,081,899

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	204,140
Futures	(527,961)
Capital gain distributions received from Underlying Funds	3,856
(319,965)

Net change in unrealized appreciation (depreciation) on:
Investments	4,144,571
Futures	14,919
4,159,490

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,839,525

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,921,424

See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$1,081,899	$760,492
Net realized gain (loss)	(319,965)	(404,514)
Net change in unrealized appreciation (depreciation)	4,159,490	(2,438,347)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,921,424	(2,082,369)

Distributions to shareholders from:
Net investment income	(102,094)	(633,002)
Net realized gain	—	(99,334)
Total distributions	(102,094)	(732,336)

Capital share transactions:
Shares sold	16,508,236	34,613,871
Reinvestment of distributions	102,094	732,336
Shares redeemed	(3,880,253)	(3,649,856)
Total capital share transactions	12,730,077	31,696,351

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,549,407	28,881,646

NET ASSETS
Beginning of year	64,309,852	35,428,206
End of year (including undistributed net investment income of $1,090,944 and $102,069, respectively)	$81,859,259	$64,309,852

CAPITAL SHARE ACTIVITY
Shares sold	1,028,619	2,104,777
Reinvestment of distributions	6,124	46,380
Shares redeemed	(241,697)	(227,508)
Total capital share activity	793,046	1,923,649
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 100,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in exchange-traded funds representing a broad range of asset classes (the “Underlying Funds”) and employs derivatives to manage overall portfolio volatility. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Funds	$77,538,470	$—	$—	$77,538,470
Time Deposit	—	4,120,160	—	4,120,160
Short Term Investment of Cash Collateral For Securities Loaned	5,254,611	—	—	5,254,611
TOTAL	$82,793,081	$4,120,160	$—	$86,913,241
Futures Contracts**	($45,155)	$—	$—	($45,155)
* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December 31, 2016, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

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Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$—*	Net unrealized appreciation (depreciation)	($45,155)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	($527,961)	$14,919
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	32
Futures contracts short	(24)
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions, including purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.42% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the same rate as the Portfolio’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $305,957 or 0.42% of the Portfolio’s average daily net assets, of which $940 was paid to CRM and $305,017 was paid to CIM.

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Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, and Milliman Financial Risk Management LLC provide sub-advisory services to the Portfolio pursuant to sub-advisory agreements with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM (CIM for the period January 1, 2016 through December 30, 2016) has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.83% of the Portfolio's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $282 and CIM waived or reimbursed expenses of $66,801.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $269, of which $45 were waived, and CIAS was paid administrative fees of $82,883, of which $10,261 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.25% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $182,117 or 0.25% of Class F’s average daily net assets, of which $559 was paid to EVD and $181,558 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $5,464 of which $17 was paid to EVM and $5,447 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,346,144 and $3,873,767, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($598,733)
Long-term	(165,918)
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$102,094	$639,167
Long-term capital gains	—	93,169
Total	$102,094	$732,336
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$3,970,085
Unrealized (depreciation)	(989,467)
Net unrealized appreciation (depreciation)	$2,980,618

Undistributed ordinary income	$1,094,303
Capital loss carryforwards	($764,651)
Other temporary differences	($3,359)

Federal income tax cost of investments	$83,932,623
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts, real estate investment trusts and deferred Directors' fees.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to recharacterizations of distributions received from the Underlying Funds.

Undistributed net investment income	$9,070
Accumulated net realized gain (loss)	(9,070)
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as

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well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $5,134,604 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Exchange-Traded Funds	$5,254,611	$—	$—	$—	$5,254,611
Amount of recognized liabilities for securities lending transactions					$5,254,611
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, a separate account of an insurance company that is an affiliate of AIP owned 85.6% of the value of the outstanding shares of the Portfolio.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio considers 34.1% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$15.65	$16.20	$15.47	$15.00
Income from investment operations:
Net investment income	0.24	0.24	0.26	0.20
Net realized and unrealized gain (loss)	0.82	(0.610)	0.82	0.39
Total from investment operations	1.06	(0.37)	1.08	0.59
Distributions from:
Net investment income	(0.02)	(0.16)	(0.17)	(0.12)
Net realized gain	—	(0.02)	(0.18)	—
Total distributions	(0.02)	(0.18)	(0.35)	(0.12)
Total increase (decrease) in net asset value	1.04	(0.55)	0.73	0.47
Net asset value, ending	$16.69	$15.65	$16.20	$15.47
Total return (c)	6.78%	(2.29%)	6.99%	3.94%
Ratios to average net assets: (d)(e)
Net investment income	1.49%	1.48%	1.64%	2.06%(f)
Total expenses	0.94%	0.90%	1.06%	1.41%(f)
Net expenses	0.83%	0.83%	0.83%	0.83%(f)
Portfolio turnover	6%	16%	46%	6%
Net assets, ending (in thousands)	$81,859	$64,310	$35,428	$13,659

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Amounts do not include the income or expenses of the Underlying Funds.
(f) Annualized.
See notes to financial statements.

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SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
4,290,268	108,387	425,099

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
4,293,114	108,355	422,285

3.	Approval of a new investment sub-advisory agreement with Milliman Financial Risk Management LLC

For	Against	Abstain
4,100,087	194,327	529,340
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
3,988,852	205,237	629,665
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and new Investment Sub-Advisory Agreements between the Adviser and each of Ameritas Investment Partners, Inc. and Milliman Financial Risk Management LLC (“Ameritas” and “Milliman,” respectively, and together, the “Sub-Advisers”), each with respect to the Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from each Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one- and three-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and

18 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review, the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have Ameritas, an affiliate of CIM, and Milliman, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Advisers and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreements.
In evaluating the new Investment Sub-Advisory Agreements, the Directors considered information provided by each Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, each Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreements, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Sub-Adviser; each Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and each Sub-Adviser’s performance in executing its investment strategies; each Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of each Sub-Adviser’s personnel; and each Sub-Adviser’s financial condition with respect to its ability to perform the

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services required under the respective Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Advisers used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by each Sub-Adviser under the respective Investment Sub-Advisory Agreement.
In considering the cost of services to be provided by each Sub-Adviser and the profitability to each Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to each Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fees at arm’s length with each Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fees were reasonable in view of the quality of services to be received by the Portfolio from the Sub-Advisers. Because CRM would pay each Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreements, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreements, among others: (a) each Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) each Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from each Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreements, subject to approval of the Portfolio's shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc., (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

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Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

22 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

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Calvert VP Volatility Managed Growth Portfolio
Annual Report December 31, 2016

1	Portfolio Management Discussion
3	Understanding Your Fund’s Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
16	Financial Highlights
17	Special Meeting of Shareholders
17	Proxy Voting
18	Availability of Quarterly Portfolio Holdings
18	Board Approval of Investment Advisory and Investment Sub-Advisory Agreements
21	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION
Market Review
For the one year period ended December 31, 2016, the S&P 500 Index returned 11.96% while the Russell 1000 Index returned 12.05%. Small cap stocks outperformed with the Russell 2000 Index returning 21.31%. Emerging markets posted solid performance with the MSCI EM Index returning 11.19%, though developed international equities lagged as the MSCI EAFE Index returned just 1.00%.
Strong stock returns masked volatility that occurred during the 12-month period. U.S. equity markets declined sharply in the first quarter of 2016 as investors became concerned about the prospects for near-term economic growth and the ripple effect of plunging oil prices. As oil recovered, the Chinese economy stabilized, and the Fed proved more dovish than expected, risk assets recovered and consumer confidence rose. Stronger economic data in the U.S., particularly in the labor market, proved resilient to Brexit and with political uncertainty receding, the Federal Reserve raised interest rates in December.
Fund Performance Relative to the Benchmark
For the one-year period ended December 31, 2016, Calvert VP Volatility Managed Growth Portfolio Class F shares returned 5.56%, underperforming its benchmark, the S&P 500 Daily Risk Control 12% Index, which returned 7.71%.
Portfolio performance is also measured against a secondary composite benchmark based on a mix of market indices that more closely reflect the Portfolio’s asset allocation strategy as compared to the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy. The Portfolio underperformed the custom benchmark, which returned 8.60% during the period.
During the period, the Portfolio underperformed the S&P 500 Daily Risk Control 12% Index by 2.15%. Asset allocation drove the Portfolio’s underperformance for the period. Allocation effects had been neutral up to the U.S. election. The Portfolio was at its maximum equity allocation at that time, but substantially under-allocated to equities relative to the Index which resulted in a negative asset allocation effect heading into the end of the year. The Portfolio’s allocation to bonds rather than cash in the low-risk portion of the Portfolio proved beneficial as bonds outperformed stocks this year.
The Portfolio underperformed its custom benchmark due to underperformance from the risk management process. While the Portfolio benefited from being short equity futures in the more bearish first weeks of the year, that benefit was wiped out when equity markets jumped in February.

DECEMBER 31, 2016
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Equity Funds	77.6%
Fixed-Income Funds	16.4%
Short-Term Investments	6.0%
Total	100.0%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Portfolio positioning through the post-Brexit sell-off and recovery contributed to the poor performance from the risk management process as the Portfolio was long equities during the initial market decline, then, short equities as a result of increased market volatility when U.S. equity markets had their strong recovery.
Calvert Research and Management (“CRM”) became the investment adviser to the Portfolio on December 31, 2016 following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (“CIM”) and certain of its affiliates pursuant to which CRM acquired substantially all of the business assets of CIM, after satisfying various closing conditions including shareholder approval of a new investment advisory agreement between the Portfolio and CRM and investment sub-advisory agreements between CRM and Ameritas Investment Partners, Inc. and CRM and Milliman Financial Risk Management LLC for providing investment sub-advisory services to the Portfolio.

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results assume the reinvestment of dividends and are compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. It is not possible to invest in an index.

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
DECEMBER 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (4/30/2013)
Class F	5.56%	3.79%
S&P 500 Daily Risk Control 12% Index	7.71%	7.52%
Growth Portfolio Custom Blended Benchmark	8.60%	7.90%

The Growth Portfolio Custom Blended Benchmark is an internally constructed index comprised of a blend of 58% Russell 3000 Index, 4% MSCI U.S. REIT Index, 16% MSCI EAFE Index, 18% Bloomberg Barclays U.S. Aggregate Bond Index and 4% Bloomberg Barclays 3 Month T-Bill Bellwether Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
The gross expense ratio from the current prospectus for Class F shares of the Portfolio is .98% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract through which an investment may be made. If these fees and charges were included, they would reduce these returns.

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UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).
Note: Expenses do not reflect charges and expenses of the variable annuity or life insurance contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect charges and expenses which are, or may be imposed under the variable annuity or life insurance contract through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/16	ENDING ACCOUNT VALUE 12/31/16	EXPENSES PAID DURING PERIOD* 7/1/16 - 12/31/16

Actual	0.83%	$1,000.00	$1,043.80	$4.26
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,020.96	$4.22

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Volatility Managed Growth Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 22, 2017

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

	SHARES	VALUE ($)
EXCHANGE-TRADED FUNDS - 93.7%
Equity Exchange-Traded Funds - 77.3%
Financial Select Sector SPDR Fund	34,000	790,500
iShares Core S&P Mid-Cap ETF	61,000	10,085,740
iShares North American Natural Resources ETF	17,000	611,150
iShares Russell 2000 ETF	51,000	6,877,350
iShares S&P 500 Growth ETF (a)	104,000	12,666,160
iShares S&P 500 Value ETF (a)	126,000	12,773,880
iShares S&P Mid-Cap 400 Growth ETF (a)	7,000	1,275,400
iShares S&P Mid-Cap 400 Value ETF (a)	9,000	1,306,890
Technology Select Sector SPDR Fund	20,000	967,200
Vanguard FTSE Developed Markets ETF	536,000	19,585,440
Vanguard FTSE Emerging Markets ETF	34,000	1,216,520
Vanguard REIT ETF	62,000	5,116,860
Vanguard S&P 500 ETF	127,000	26,074,370
		99,347,460

Fixed-Income Exchange-Traded Funds - 16.4%
iShares Core U.S. Aggregate Bond ETF	187,000	20,207,220
SPDR Bloomberg Barclays High Yield Bond ETF (a)	23,000	838,350
		21,045,570

Total Exchange-Traded Funds (Cost $113,286,389)		120,393,030

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 5.9%
State Street Bank and Trust Eurodollar Time Deposit, 0.293%, 1/3/17	7,630,087	7,630,087

Total Time Deposit (Cost $7,630,087)		7,630,087

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 21.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.42%	27,710,218	27,710,218

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $27,710,218)		27,710,218

TOTAL INVESTMENTS (Cost $148,626,694) - 121.2%		155,733,335
Other assets and liabilities, net - (21.2%)		(27,273,519)
NET ASSETS - 100.0%		128,459,816
See notes to financial statements.

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FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini MSCI EAFE Index	19	3/17	$1,591,820	($3,245)
E-Mini Russell 2000 Index	16	3/17	1,085,520	(24,253)
E-Mini S&P 500 Index	35	3/17	3,913,350	(10,964)
E-Mini S&P MidCap 400 Index	6	3/17	995,460	(21,424)
Total Long				($59,886)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security, or portion of security, is on loan. Total value of securities on loan is $27,011,904 as of December 31, 2016.

Abbreviations:
ETF:	Exchange-Traded Fund
FTSE:	Financial Times Stock Exchange
REIT:	Real Estate Investment Trust
SPDR:	Standard & Poor's Depository Receipt
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
Investments in securities, at value (Cost $148,626,694) - see accompanying schedule	$155,733,335
Cash collateral at broker	339,050
Receivable for shares sold	222,234
Dividends and interest receivable	4,298
Securities lending income receivable	11,341
Directors' deferred compensation plan	61,417
Receivable from affiliates	6,125
Total assets	156,377,800

LIABILITIES
Collateral for securities loaned	27,710,218
Payable for shares redeemed	117
Payable for futures contracts variation margin	19,240
Payable to affiliates:
Investment advisory fee	45,288
Administrative fees	10,783
Distribution Plan expenses	26,957
Shareholder servicing agent fee	809
Directors' fees and expenses	5,236
Directors' deferred compensation plan	61,417
Accrued expenses and other liabilities	37,919
Total liabilities	27,917,984
NET ASSETS	$128,459,816

NET ASSETS CONSIST OF:
Paid-in capital applicable to 7,694,039 Class F shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$124,188,670
Undistributed net investment income	1,774,699
Accumulated net realized gain (loss)	(4,550,308)
Net unrealized appreciation (depreciation)	7,046,755
NET ASSETS	$128,459,816

NET ASSET VALUE PER SHARE	$16.70
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income	$2,700,304
Securities lending income	35,792
Interest income	19,361
Total investment income	2,755,457

Expenses:
Investment advisory fee	501,659
Administrative fees	135,851
Transfer agency fees and expenses	10,588
Distribution Plan expenses	298,606
Directors' fees and expenses	23,450
Accounting fees	39,965
Custodian fees	25,524
Professional fees	24,548
Reports to shareholders	4,173
Miscellaneous	10,407
Total expenses	1,074,771
Reimbursement from Advisor	(66,989)
Administrative fees waived	(16,409)
Net expenses	991,373
NET INVESTMENT INCOME (LOSS)	1,764,084

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	826,046
Futures	(4,201,748)
(3,375,702)

Net change in unrealized appreciation (depreciation) on:
Investments	8,068,756
Futures	260,249
8,329,005

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,953,303

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,717,387
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2016	YEAR ENDED DECEMBER 31, 2015
Operations:
Net investment income (loss)	$1,764,084	$1,419,841
Net realized gain (loss)	(3,375,702)	(1,070,290)
Net change in unrealized appreciation (depreciation)	8,329,005	(4,930,475)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,717,387	(4,580,924)

Distributions to shareholders from:
Net investment income	—	(1,371,920)
Net realized gain	—	(32,404)
Total distributions	—	(1,404,324)

Capital share transactions:
Shares sold	18,383,338	41,069,295
Reinvestment of distributions	—	1,404,324
Shares redeemed	(9,725,371)	(5,792,541)
Total capital share transactions	8,657,967	36,681,078

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,375,354	30,695,830

NET ASSETS
Beginning of year	113,084,462	82,388,632
End of year (including undistributed net investment income of $1,774,699 and $0, respectively)	$128,459,816	$113,084,462

CAPITAL SHARE ACTIVITY
Shares sold	1,144,126	2,452,954
Reinvestment of distributions	—	87,935
Shares redeemed	(600,283)	(352,408)
Total capital share activity	543,843	2,188,481
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Variable Products, Inc. (the “Corporation”) was organized as a Maryland corporation on January 24, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates nine (9) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”). The Corporation is authorized to issue one billion one hundred thirty million (1,130,000,000) shares of common stock, of which 100,000,000 shares have been allocated to the Portfolio, with a par value of each share at ten cents ($0.10).
The Portfolio is diversified and invests primarily in exchange-traded funds representing a broad range of asset classes (the “Underlying Funds”) and employs derivatives to manage overall portfolio volatility. The operations of each series of the Corporation, including the Portfolio, are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Portfolio to the Portfolio's investment advisor (“Advisor”) and has provided these Procedures to govern the Advisor in its valuation duties.
The Advisor has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at December 31, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost-based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Funds	$120,393,030	$—	$—	$120,393,030
Time Deposit	—	7,630,087	—	7,630,087
Short Term Investment of Cash Collateral For Securities Loaned	27,710,218	—	—	27,710,218
TOTAL	$148,103,248	$7,630,087	$—	$155,733,335
Futures Contracts**	($59,886)	$—	$—	($59,886)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year ended December 31, 2016.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year ended December

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31, 2016, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2016, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities Location	Assets	Statement of Assets and Liabilities Location	Liabilities
Equity	Net unrealized appreciation (depreciation)	$—*	Net unrealized appreciation (depreciation)	($59,886)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures contracts variation margin.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
Equity	Futures	($4,201,748)	$260,249

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			22
Futures contracts short			(104)
* Averages are based on activity levels during the year ended December 31, 2016.
Security Transactions and Investment Income: Security transactions, including purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment advisor to the Portfolio following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business

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assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Portfolio and CRM.
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the rate of 0.42% of the Portfolio’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided advisory services to the Portfolio. For its services, CIM received an annual fee at the same rate as the Portfolio’s investment advisory agreement with CRM. For the year ended December 31, 2016, the investment advisory fee amounted to $501,659 or 0.42% of the Portfolio’s average daily net assets, of which $1,466 was paid to CRM and $500,193 was paid to CIM.
Ameritas Investment Partners, Inc. (AIP), an affiliate of CIM, and Milliman Financial Risk Management LLC provide sub-advisory services to the Portfolio pursuant to sub-advisory agreements with CRM (CIM prior to December 31, 2016). Sub-advisory fees are paid by CRM (CIM prior to December 31, 2016) from its advisory fees.
CRM (CIM for the period January 1, 2016 through December 30, 2016) has agreed to reimburse the Portfolio’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.83% of the Portfolio’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2018. For the year ended December 31, 2016, CRM waived or reimbursed expenses of $203 and CIM waived or reimbursed expenses of $66,786.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Portfolio. The fee is computed at an annual rate of 0.12% of the Portfolio’s average daily net assets and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through April 30, 2018. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Portfolio at an annual rate of 0.12% (0.10% prior to May 1, 2016) of the Portfolio's average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% of the Portfolio’s average daily net assets for the period May 1, 2016 to December 30, 2016. For the year ended December 31, 2016, CRM was paid administrative fees of $419, of which $70 were waived, and CIAS was paid administrative fees of $135,432, of which $16,339 were waived.
As of December 31, 2016, the Portfolio has in effect a new distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board of Directors and shareholders of the Portfolio. Pursuant to the Class F Plan, the Portfolio pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Portfolio’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class F shares for distribution services and facilities provided to the Portfolio, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Portfolio had in effect a distribution plan for Class F shares which permitted the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares not to exceed 0.25% of the Portfolio’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Portfolio’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended December 31, 2016 amounted to $298,606 or 0.25% of Class F’s average daily net assets, of which $873 was paid to EVD and $297,733 was paid to CID.
Effective December 31, 2016, EVM acts as the Portfolio’s shareholder servicing agent. For its services, EVM receives an annual fee of .0075% of the Portfolio’s average net assets. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Portfolio and received a fee at the same rate as is paid to EVM. For the year ended December 31, 2016, shareholder servicing fees amounted to $8,958 of which $26 was paid to EVM and $8,932 was paid to CIS.
Each Director of the Portfolio who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual fee of $52,000. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Portfolio who was not an employee of CIM or its affiliates received a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs received an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan are paid solely from the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served. Salaries and fees of officers and Directors of the Portfolio who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,372,973 and $11,145,918, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($2,811,370)
Long-term	(1,718,764)
The tax character of dividends and distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$—	$1,400,061
Return of capital	—	4,263
Total	$—	$1,404,324
As of December 31, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost of investments were as follows:

Unrealized appreciation	$8,606,358
Unrealized (depreciation)	(1,579,778)
Net unrealized appreciation (depreciation)	$7,026,580

Undistributed ordinary income	$1,779,936
Capital loss carryforwards	($4,530,134)
Other temporary differences	($5,236)

Federal income tax cost of investments	$148,706,755
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts, deferred Directors’ fees and real estate investment trusts.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to recharacterization of distributions received from the Underlying Funds.

Undistributed net investment income	$10,615
Accumulated net realized gain (loss)	(10,615)
NOTE D — SECURITIES LENDING
To generate additional income, the Portfolio may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Portfolio at any time and, therefore, are not considered to be illiquid investments. The Portfolio requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic

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securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Portfolio and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Portfolio in the case of default of any securities borrower.
The total value of securities on loan was $27,011,904 as of December 31, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016:

	Remaining Contractual Maturity of the Agreements as of December 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Exchange-Traded Funds	$27,710,218	$—	$—	$—	$27,710,218
Amount of recognized liabilities for securities lending transactions					$27,710,218
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Bank and Trust Company (SSB). Under the agreement, which expires on August 8, 2017, SSB provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2016.
NOTE F — CAPITAL SHARES
At December 31, 2016, a separate account of an insurance company that is an affiliate of AIP owned 94.2% of the value of the outstanding shares of the Portfolio.
NOTE G — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2016, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2016, the Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2016 (a)	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$15.82	$16.60	$15.88	$15.00
Income from investment operations:
Net investment income	0.24	0.23	0.26	0.21
Net realized and unrealized gain (loss)	0.64	(0.82)	0.63	0.78
Total from investment operations	0.88	(0.59)	0.89	0.99
Distributions from:
Net investment income	—	(0.19)	(0.17)	(0.11)
Net realized gain	—	(0.00)(c)	—	—
Total distributions	—	(0.19)	(0.17)	(0.11)
Total increase (decrease) in net asset value	0.88	(0.78)	0.72	0.88
Net asset value, ending	$16.70	$15.82	$16.60	$15.88
Total return (d)	5.56%	(3.51%)	5.61%	6.59%
Ratios to average net assets: (e)(f)
Net investment income	1.48%	1.37%	1.57%	2.12%(g)
Total expenses	0.90%	0.86%	0.94%	1.25%(g)
Net expenses	0.83%	0.83%	0.83%	0.83%(g)
Portfolio turnover	10%	17%	30%	1%
Net assets, ending (in thousands)	$128,460	$113,084	$82,389	$25,709

(a) Net investment income per share is calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Amount is less than $(0.005) per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or life insurance contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Amounts do not include the income or expenses of the Underlying Funds.
(g) Annualized.
See notes to financial statements.

16 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

SPECIAL MEETING OF SHAREHOLDERS
The Special Meeting of Shareholders of Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. was held on December 16, 2016.
Shareholders of the Portfolio voted on the following proposals*:

1.	Approval of a new investment advisory agreement with Calvert Research and Management

For	Against	Abstain
6,704,845	290,285	622,737

2.	Approval of a new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

For	Against	Abstain
6,924,195	267,366	426,306

3.	Approval of a new investment sub-advisory agreement with Milliman Financial Risk Management LLC

For	Against	Abstain
6,794,099	269,072	554,696
Shareholders of Class F shares of the Portfolio voted on the following proposal*:

1.	Approval of Master Distribution Plan for Class F Shares

For	Against	Abstain
6,889,795	220,492	507,580
Shareholders of Calvert Variable Products, Inc. voted on the following proposal*:

1.	To elect Directors of Calvert Variable Products, Inc.:

Nominee	For	Withheld
Richard L. Baird, Jr.	34,146,519	1,937,720
Alice Gresham Bullock	34,141,008	1,943,231
Cari Dominguez	34,135,570	1,948,669
Miles D. Harper III	34,150,095	1,934,144
John G. Guffey, Jr.	34,155,186	1,929,053
Joy V. Jones	34,148,893	1,935,346
Anthony A. Williams	34,080,626	2,003,613
John H. Streur	33,707,811	2,376,428
*Excludes fractional shares.
PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Portfolio’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Portfolio at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Portfolio, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 17

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD APPROVAL OF INVESTMENT ADVISORY AND
INVESTMENT SUB-ADVISORY AGREEMENTS
At a meeting held on October 14, 2016, the Board of Directors of Calvert Variable Products, Inc. (“CVP”), and by a separate vote, the Directors who are not “interested persons” of CVP (the “Independent Directors”), approved a new Investment Advisory Agreement between CVP and Eaton Vance Investment Advisers (renamed Calvert Research and Management) (“CRM” or the “Adviser”) and new Investment Sub-Advisory Agreements between the Adviser and each of Ameritas Investment Partners, Inc. and Milliman Financial Risk Management LLC (“Ameritas” and “Milliman,” respectively, and together, the “Sub-Advisers”), each with respect to the Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”). The Board was advised that, subject to shareholder approval and certain other conditions, the new Investment Advisory and Investment Sub-Advisory Agreements would take effect upon the acquisition of substantially all of the business assets of Calvert Investment Management, Inc. (“CIM”) by Eaton Vance Corporation (“Eaton Vance”) (the “Transaction”).
In connection with the proposed Transaction, the Independent Directors, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Calvert Funds. The Independent Directors also received information from each Sub-Adviser concerning the services to be provided to the Portfolio. The Independent Directors reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and the new Investment Advisory and Investment Sub-Advisory Agreements.
The Independent Directors met separately on multiple occasions to discuss the Transaction and the proposed change in investment adviser. The interested Directors participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Independent Directors regarding the possible change in investment adviser.
In the course of their deliberations regarding the new Investment Advisory Agreement, the Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by CRM and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Calvert Funds and for comparable funds managed by Eaton Vance or its affiliates; the anticipated profitability of the Calvert Funds to CRM and its affiliates; the direct and indirect benefits, if any, to be derived by CRM and its affiliates from their relationship with the Calvert Funds; the effect of each Calvert Fund's projected growth and size on each Calvert Fund's performance and expenses; and CRM’s compliance program.
In considering the nature, extent, and quality of the services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement, the Directors took into account information provided by Eaton Vance or its affiliates relating to its operations and personnel, including, among other information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Directors considered the new investment strategies to be used in managing certain Calvert Funds and the performance of other funds managed by the investment teams at Eaton Vance or its affiliates that would be managing certain Calvert Funds. The Directors also took into account CRM’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of CRM was expected to include certain current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. CRM’s administrative capabilities were also considered. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by CRM under the new Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the new Investment Advisory and Investment Sub-Advisory Agreements, including, comparisons of the Portfolio’s returns with those of its benchmark and the average of its Lipper category for the one- and three-year periods ended July 31, 2016.
In considering the Portfolio’s proposed fees and estimated expenses, the Directors considered certain comparative fee and expense data provided by Eaton Vance or its affiliates. The Directors also took into account that there were no increases in the advisory fees being proposed and that for certain Calvert Funds, CRM had proposed a reduction in advisory fees. The Directors further noted that CRM had agreed to maintain current fee waivers/expense reimbursements, if any, for certain Calvert Funds, and

18 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

increase the fee waivers/expense reimbursements for other Calvert Funds. Based upon their review the Directors concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Portfolio from CRM.
In reviewing the anticipated profitability of the Portfolio to CRM and its affiliates, the Directors considered the fact that affiliates of CRM would be providing shareholder servicing, administrative and distribution services to the Portfolio for which they would receive compensation. The Board also took into account whether CRM had the financial wherewithal to provide services to the Portfolio. The Board also considered that CRM would likely derive benefits to its reputation and other indirect benefits from its relationship with the Portfolio. Based upon its review, the Board concluded that CRM’s and its affiliates’ anticipated level of profitability from their relationship with the Portfolio was reasonable.
The Directors considered the effect of each Calvert Fund’s current size and potential growth on its performance and expenses. The Directors took into account management’s discussion of the Calvert Funds’ proposed advisory and sub-advisory fees. The Directors noted that the advisory fee schedule for certain Calvert Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Calvert Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Calvert Funds that did not currently have such breakpoints in their advisory fee schedule. The Directors determined that adding breakpoints at specified levels to the advisory fee schedules of the Calvert Funds that did not currently have breakpoints, such as the Portfolio, would not be appropriate at this time. The Directors noted that if the Portfolio’s assets increased over time, the Portfolio might realize economies of scale if assets increase proportionally more than certain other expenses.
In considering the approval of the new Investment Advisory Agreement, the Directors also considered the following matters:
(i) their belief that the Transaction will benefit the Calvert Funds, including the Portfolio;
(ii) the continued management of the Portfolio in a manner materially consistent with the Portfolio’s existing investment objective and principal investment strategies;
(iii) the financial condition and reputation of Eaton Vance and its affiliates, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Calvert Funds, including the Portfolio, strong distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research following the closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new Investment Advisory Agreement with CRM, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Advisory Agreement, among others: (a) CRM has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement and (b) the advisory fees are reasonable in view of the quality of the services to be received by the Portfolio from CRM. Based on the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Advisory Agreement, subject to the approval of the Portfolio’s shareholders.
In connection with the proposed Transaction, the Board determined that it would be in the Portfolio’s best interests to have Ameritas, an affiliate of CIM, and Milliman, continue to provide sub-advisory services to the Portfolio. The Board reviewed and discussed information provided by the Sub-Advisers and received advice from their independent legal counsel regarding their responsibilities in evaluating the proposed Transaction and the new Investment Sub-Advisory Agreements.
In evaluating the new Investment Sub-Advisory Agreements, the Directors considered information provided by each Sub-Adviser relating to its operations, personnel, investment philosophy, strategies, and techniques. Among other information, each Sub-Adviser provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures, and brokerage policies and practices.
In the course of their deliberations concerning the new Investment Sub-Advisory Agreements, the Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Sub-Adviser; each Sub-Adviser’s management style and long-term performance record; the Portfolio’s performance record and each Sub-Adviser’s performance in executing its investment strategies; each Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of each Sub-Adviser’s personnel; and each Sub-Adviser’s financial condition with respect to its ability to perform the

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

services required under the respective Investment Sub-Advisory Agreement. The Directors noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for the Portfolio on a quarterly basis. The Directors also took into account that no material changes were being proposed to the investment strategies the Sub-Advisers used in managing the Portfolio. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to the Portfolio by each Sub-Adviser under the respective Investment Sub-Advisory Agreement.
In considering the cost of services to be provided by each Sub-Adviser and the profitability to each Sub-Adviser of its relationship with the Portfolio, the Directors noted that CRM would pay the sub-advisory fees to each Sub-Adviser out of its advisory fee. The Board also relied on the ability of CRM to negotiate the proposed sub-advisory fees at arm’s length with each Sub-Adviser. Based upon their review, the Directors determined that the proposed sub-advisory fees were reasonable in view of the quality of services to be received by the Portfolio from the Sub-Advisers. Because CRM would pay each Sub-Adviser’s sub-advisory fees and those fees were negotiated at arm’s length by CRM, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Adviser’s management of the Portfolio to be a material factor in its consideration.
In approving the new Investment Sub-Advisory Agreements, the Directors did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
The Directors reached the following conclusions regarding the new Investment Sub-Advisory Agreements, among others: (a) each Sub-Adviser is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (b) each Sub-Adviser is likely to execute its investment strategies consistently over time; and (c) the proposed subadvisory fees are reasonable in view of the quality of services to be received by the Portfolio from each Sub-Adviser. Based upon the foregoing considerations, the Directors, including the Independent Directors, approved the new Investment Sub-Advisory Agreements, subject to approval of the Portfolio's shareholders.

20 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE
Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT DIRECTORS
Richard L. Baird, Jr. (1) 1948	Director	2016	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	37	None
Alice Gresham Bullock 1950	Chair and Director	2008	Professor at Howard University School of Law (retired June 2016). She is a former Dean of Howard University School of Law (1996 – 2002) and a former Deputy Director of the Association of American Law Schools (1992-1994).	37	None
Cari Dominguez (1) 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.	37	Manpower, Inc. (employment agency) Triple S Management Corporation (managed care) National Association of Corporate Directors
John G. Guffey, Jr. (1) 1948	Director	2016	President of Aurora Press Inc., (privately held publisher of trade paperbacks) (since January 1997).	37	Calvert Social Investment Foundation Calvert Ventures, LLC Ariel Funds (3) (asset management) (through December 31, 2011)
Miles D. Harper III (1) 1962	Director	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014; Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 – September 2014.	37	Bridgeway Funds (14) (asset management)
Joy V. Jones (1) 1950	Director	2016	Attorney.	37	Conduit Street Restaurants SUD 2 Limited Palm Management Corporation

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years	Number of CRM Portfolios Overseen	Other Directorships During the Past Five Years
Anthony A. Williams (1) 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).	37
Freddie Mac
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
Weston Solutions, Inc. (environmental services)
Bipartisan Debt Reduction Task Force
Chesapeake Bay Foundation
Catholic University of America
Urban Institute (research organization)

INTERESTED DIRECTORS
John H. Streur* 1960	Director and President	2015
President and Chief Executive Officer of CRM (since December 31, 2016); President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015-December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
Portfolio 21 Investments, Inc. (asset management) (through October 2014)
Managers Investment Group LLC (asset management) (through January 2012)
The Managers Funds (asset management) (through January 2012)
Managers AMG Funds (asset management) (through January 2012)
Calvert Social Investment Foundation

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Last Five Years
OFFICERS
Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma (2) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

James F. Kirchner (2) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 175 registered investment companies advised or administered by EVM.

* Mr. Streur is an interested person of the Portfolio because of his positions with the Portfolio’s Adviser and certain affiliates.
(1) Messrs. Baird, Guffey, Harper and Williams and Mmes. Dominguez and Jones began serving as Directors of the Corporation effective December 23, 2016.
(2) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Portfolio includes additional information about the Directors and officers of the Portfolio and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

22 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24237 12.31.16

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/15
	$	%*	$	% *

(a) Audit Fees	$185,587**	0%	$215,512	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$38,818***	0%	$37,100	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$224,405	0%	$252,612	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
** Includes fees related to annual audits and review of standard regulatory filings.
*** Includes fees for tax consulting.
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/16		Fiscal Year ended 12/31/15
$	%*	$	% *
$0	0%*	$325,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.
Item 11. Controls and Procedures.

a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:     /s/ John H. Streur
John H. Streur
President

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President

Date: February 22, 2017

/s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date: February 22, 2017